UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03459

Penn Series Funds, Inc.
(Exact name of registrant as specified in charter)

600 Dresher Road Horsham, PA			19044
(Address of principal executive offices)			(Zip code)

Jill Bukata Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(215) 956-8256

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

Penn Mutual Variable Products

Annual Reports

December 31, 2007

Penn Mutual Variable Annuity Account III

Commander VA, Diversifier II VA, Enhanced Credit VA, PennFreedom VA,

Pennant Select VA, Retirement Planner VA, Olympia XT VA and Optimizer VA

Flexible Variable and Fixed Annuity Contracts

Penn Mutual Variable Life Account I

Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III,
Cornerstone VUL IV, Variable EstateMax, Variable EstateMax II and Variable EstateMax III

Variable Universal Life Insurance Policies

PIA Variable Annuity Account I

Pennant VA

Flexible Variable and Fixed Annuity Contract

Dear Investor:

I am pleased to bring you the following capital markets summary of 2007 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

In the first half of the year, the strength of earnings and a stable interest rate policy lifted stocks. However, equities declined in the fourth quarter amid concerns that rising oil prices, the residential real estate recession, and continuing credit market turmoil would lead to a significant economic slowdown. Against that often-turbulent backdrop, stocks finished the year in positive territory. The U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned a negative 3.08 percent during the fourth quarter and 5.73 percent for the full 12-month period.

Large and mid capitalization stocks provided higher returns for the year than did small capitalization stocks. Large capitalization stocks, as measured by the Russell 1000 Index, returned 5.77 percent for the year, while mid capitalization stocks, as measured by the Russell Mid Cap Index, returned 5.60 percent and small capitalization stocks, as measured by the Russell 2000 Index, returned negative 1.57 percent. After seven straight years of value outperformance, growth stocks in aggregate strongly surpassed value for the year. Lastly, 2007 was the second worst performing year for Real Estate Investment Trusts (REITs) in almost 30 years as measured by the Dow Jones Wilshire REIT Index's return of negative 17.56 percent.

International markets, particularly emerging markets, outperformed the U.S. market in the last three months of 2007 and for the entire year. This outperformance was bolstered by remarkably strong emerging markets and a weak dollar that made non-dollar holdings more valuable for U.S. investors. Markets in Brazil, India, Turkey and Indonesia all advanced in excess of 40 percent for the year, while returns in China approached 100 percent. For the year, international stocks, as measured by the MSCI EAFE Index, returned 11.63 percent. Emerging Market stocks, as measured by the MSCI Emerging Markets Free Index, returned 36.25 percent. Worthy of note is the fact that this is the fifth consecutive year that the Emerging Markets category has led the major asset classes in performance.

Fixed-income securities enjoyed solidly positive returns in 2007 despite experiencing significant volatility. The primary catalysts for the bond market rally were evidence of a slowdown in the U.S. economy, driven mainly by a downturn in the housing market, and a meltdown in the sub-prime lending industry, which led to a credit crunch and turmoil in the financial sector. In this environment, the Federal Reserve Board responded with its first short-term interest rate cuts in four years, lowering the federal funds rate from 5.25 percent to 4.25 percent.

Investment-grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned a solid 7.22 percent for the year, with most of the gains occurring in the second half. The Credit Suisse First Boston High Yield Bond Index, which outperformed early in the year amid strong demand for yield, robust corporate profit growth, and low levels of default, ended the year with modestly positive returns overall of 2.66 percent.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your sales representative.

Sincerely,

Peter M. Sherman
Executive Vice President and Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

Table of Contents

Penn Series Funds, Inc. Annual Report

Management's Discussion of Fund Performance

Limited Maturity Bond Fund	2

Quality Bond Fund	3

High Yield Bond Fund	4

Flexibly Managed Fund	5

Growth Stock Fund	7

Large Cap Value Fund	9

Large Cap Growth Fund	11

Index 500 Fund	12

Mid Cap Growth Fund	14

Mid Cap Value Fund	16

Strategic Value Fund	18

Small Cap Growth Fund	20

Small Cap Value Fund	21

International Equity Fund	23

REIT Fund	25

Important Information about Fund Expenses	27

Schedules of Investments	29

Statements of Assets and Liabilities	74

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	82

Notes to Financial Statements	90

Report of Independent Registered Public Accounting Firm	103

Tax Information	104

Disclosure of Portfolio Holdings	105

Voting Proxies on Fund Portfolio Securities	105

Board Approval of Investment Sub-Advisory Agreements	106

Fund Management	107

Neuberger Berman Advisers Management Trust — Annual Report

Balanced Portfolio

Fidelity Variable Insurance Products — Annual Report

Growth Portfolio

Equity-Income Portfolio

Asset Manager Portfolio

Morgan Stanley Universal Institutional Funds, Inc. — Annual Report

Emerging Markets Equity Portfolio

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 5.22% for the twelve-month period ending December 31, 2007, compared to the 7.96% return for its benchmark, the Citigroup Treasury/Agency 1-5 yrs. Bond Index.

The weak performance of the Fund versus the Index was primarily due to the Fund's holdings of AAA-rated Commercial Mortgage Backed Securities (CMBS) and underweight to Treasury and Agency securities, which had strong performance in the second half. Over the past six months CMBS suffered due to concerns about the commercial real estate market and negative pressure from hedge funds that were heavily shorting CMBS in hopes that commercial real estate would drop like residential real estate. Underwriting standards in commercial real estate have declined over the past few years, however nowhere near the extent seen in sub-prime and alt-a mortgage underwriting. The current risk premiums on AAA CMBS are the widest they have been since the inception of the CMBS market in the early 1990s. We believe AAA-rated CMBS represent very good value at current market prices, with little to no default risk in the case of a recession. Therefore, we plan to hold the Fund's 25% overweight.

We plan to hold the duration of the Fund defensive to neutral over the coming months. Currently the duration of the Fund is 2.19 years versus 2.33 years for the Index. The Federal Reserve has already lowered interest rates by 100 basis points and the market expects another 150 basis points of easing by the end of 2008. We expect that the volatility we have experienced over the past two quarters will continue and that risk premiums will continue to increase across asset classes. The Fund has recently purchased some below investment grade mortgage securities as prices in that market dropped significantly. Despite the volatile performance of these mortgage securities, we expect to earn high single-digit to low double-digit rates of return on these securities. We do not plan on adding more of these securities due to their volatile nature, but will continue to seek out opportunities in the bond market over the coming quarter.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
May 1, 2000 — December 31, 2007

An investment of $10,000 in the Limited Maturity Bond Fund on May 1, 2000 would have grown to $14,358. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup Treasury/Agency 1-5 yrs Bond Index, during the same period. A $10,000 investment in the Citigroup Treasury/Agency 1-5 yrs Bond Index on May 1, 2000 would have grown to $14,883.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	Since Inception[2]
Limited Maturity Bond Fund	5.22%	3.41%	4.83%
Citigroup Treasury Agency 1-5 yr Bond Index	7.96%	3.41%	5.32%

Portfolio Composition as of 12/31/07

Percent of Total Investments[3]
U.S. Treasury Notes	49.9%
Collateralized Mortgage Obligations	27.9%
Agency Obligations	9.3%
Commercial Paper	4.9%
Corporate Bonds	4.1%
Asset Backed Securities	3.9%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2000.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 6.33% for the twelve-month period ending December 31, 2007, compared to the 7.22% return for its benchmark, the Citigroup Broad Investment Grade (B.I.G.) Index.

The relative underperformance of the Fund in the second half was driven by its overweight to AAA-rated Commercial Mortgage Backed Securities (CMBS). CMBS suffered due to concerns about the commercial real estate market and negative pressure from hedge funds that were heavily shorting CMBS in hopes that commercial real estate would drop like residential real estate. Underwriting standards in commercial real estate have declined over the past few years, however nowhere near the extent seen in sub-prime and alt-a mortgage underwriting. The current risk premiums on AAA CMBS are the widest they have been since the inception of the CMBS market in the early 1990s. We believe AAA-rated CMBS represent very good value at current market prices, with little to no default risk in the case of a recession. Therefore, we plan to hold the Fund's 27.4% overweight over the coming quarter.

The Fund also purchased some below investment grade mortgage securities in the fourth quarter as prices in that market fell substantially. These securities have continued to have volatile performance and caused some additional underperformance by the Fund towards the end of the year. Despite the volatile performance of these mortgage securities, we expect to earn high single-digit to low double-digit rates of return on these securities due to their expected recovery value.

We plan to hold the duration of the Fund neutral to the benchmark over the coming quarters. The duration of the Fund is currently 4.62 years versus 4.65 years for the Index. We expect that the volatility we have experienced over the past year will continue and that risk premiums will continue to increase across asset classes. The yield curve will continue to steepen as the Federal Reserve continues to lower interest rates. We have started to take advantage of the rise in risk premiums during the fourth quarter by adding to high quality, investment grade corporate bonds. We expect to find more opportunities in corporate bonds and other sectors over the coming quarters.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
January 1, 1997 — December 31, 2007

An investment of $10,000 in the Quality Bond Fund on December 31, 1997 would have grown to $18,026 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup B.I.G. Index, during the same period. A $10,000 investment in the Citigroup B.I.G. Index on December 31, 1997 would have grown to $17,953 over the last 10 years.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	10 Year
Quality Bond Fund	6.33%	4.96%	6.07%
Citigroup B.I.G. Index	7.22%	4.55%	6.03%

Portfolio Composition as of 12/31/07

Percent of Total Investments[2]
U.S. Treasury Obligations	37.6%
Collateralized Mortgage Obligations	35.4%
Corporate Bonds	12.4%
Agency Obligations	11.4%
Asset Backed Securities	3.2%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 3.57% for the twelve-month period ending December 31, 2007, compared to the 2.66% return for its benchmark, the CSFB High Yield Bond Index.

The main theme in the portfolio in 2007 was risk reduction, and this strategy proved to be the key to the Fund's outperformance of the Index. We focused on the higher-quality segments of the high-yield market while retaining a small but selective position in more-speculative securities. This positioning was particularly valuable during the second half of the year, when higher-quality securities outperformed lower-rated bonds by a wide margin.

Another component of our defensive position was our sector weightings. Given the increased probability of a consumer-led recession, we combined our rigorous bottom-up, company-by-company strategy with a top-down, environment-based approach. As a result, we limited our exposure to segments of the market that may be vulnerable to a sharp economic slowdown — financials, retailing, consumer products, and housing. In contrast, we emphasized defensive industries — such as utilities, energy, and health care — that are likely to hold up well regardless of economic conditions.

One of our top performers — and largest holdings — during the year was metals producer Freeport McMoRan Copper & Gold, which delivered strong returns as copper prices soared. Other top holdings include a couple of recent additions to the portfolio — electric utility Energy Future Holdings (formerly TXU) and credit-card processor First Data. Kohlberg Kravis Roberts took both companies private in leveraged buyouts in October. Because of the stress in the credit markets, we were able to acquire these securities at very attractive yields.

The decline in high-yield bonds has been driven more by external factors — primarily the sub-prime mess and ensuing credit crunch — than the underlying fundamentals in the high-yield market. We are reasonably sure that credit will be in shorter supply for the foreseeable future and that the housing market has further to fall. We also expect more rate cuts from the Fed in 2008 as the central bank attempts to prevent a recession. We believe that the Fund is well positioned to withstand this challenging market environment.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Cumulative Performance Comparison1
January 1, 1997 — December 31, 2007

An investment of $10,000 in the High Yield Bond Fund on December 31, 1997 would have grown to $18,621 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 1997 would have grown to $18,069 over the last 10 years.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	10 Year
High Yield Bond Fund	3.57%	9.87%	6.41%
CSFB High Yield Bond Index	2.66%	10.97%	6.10%

Portfolio Composition as of 12/31/07

Percent of Total Investments[2]
Bonds
Credit quality – B Rated	41.7%
Credit quality – BB Rated	16.1%
Credit quality – B/CCC Rated	12.6%
Credit quality – BB/B Rated	12.1%
Credit quality – CCC Rated & Below	11.8%
Credit quality – BBB/BB Rated & Above	2.8%
Not Rated	0.6%
Equity securities	2.3%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percent of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 4.47% for the twelve-month period ending December 31, 2007, compared to the 5.49% return for its benchmark, the S&P 500 Index.

We made modest adjustments to the Fund's broad asset allocation over the course of the year, with our exposure to equities up only slightly to 60% of assets. At the same time, cash is down to 19% of assets, while the allocation to bonds and convertible securities went from 19% to 21%.

Within equities, we favored companies that should hold up better in the late stages of an economic cycle and/or are trading at very attractive valuations. In the fixed-income slice, the convertible bond allocation came down over the last 12 months from 18% to 10% of assets because a number of our holdings reached their put or call dates. To be clear, we like the risk/reward tradeoff that convertibles offer, but issues that meet our criteria are scarce. Among traditional bonds, we increased our allocation from 3% to 12% over the course of the year, adding to this position when Treasury yields were above 5%. We brought down the cash allocation to 19% of assets, primarily as a result of shifting money into attractively valued stock and bond issues late in 2007.

Looking at contribution to return, it's worth pointing out that bond holdings contributed significantly to performance in a year when bonds outperformed stocks. Within the equity allocation, energy, utilities, and industrial shares contributed to the Fund's return. Stocks in the consumer discretionary and financial sectors detracted most from absolute return.

In the energy sector, performance was driven by the rise in oil prices to $100 a barrel. Murphy Oil was a key contributor on positive developments at a new oil field, as well as speculation that the company was gearing up to spin-off its refining and marketing businesses. In addition, the stock is levered to the price of oil, which hit a new record high.

It also helped to be overweight the utilities sector, which was one of the best-performing slices of the S&P 500 Index for the year. These shares were prized for their stable to improving fundamentals and credit quality. Finally, holdings in the industrials sector were other key contributors to performance, led by holdings in the machinery industry.

Looking at detractors, consumer discretionary holdings produced negative results as investors worried about the health of the consumer amid a slowdown in housing, jobs, and the broader economy. Specialty retailers and homebuilders were particularly weak in that environment. In addition, cable firms weighed on results as competition and the need for capital spending increased at a time subscriber growth slowed.

Financial shares performed poorly, weighing on the Fund's commercial banks holdings, including First Horizon, Royal Bank of Scotland, and SunTrust. Insurance names also detracted, as Genworth Financial was punished for its exposure to the mortgage insurance business.

We expect to move from a more defensive to neutral stance in terms of the Fund's asset allocation and within equities because we see less downside risk and greater return potential. That's because valuations are more attractive and we see greater upside in select names over the next 12 months than we did previously.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Cumulative Performance Comparison1
January 1, 1997 — December 31, 2007

An investment of $10,000 in the Flexibly Managed Fund on December 31, 1997 would have grown to $30,971 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 1997 would have grown to $17,757 over the last 10 years.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	10 Year
Flexibly Managed Fund	4.47%	14.90%	11.97%
S&P 500 Index	5.49%	12.83%	5.91%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/07

Percent of Total Investments[2]
Financials	15.9%
Consumer Discretionary	15.5%
Technology	10.8%
U.S. Gov't and Agency Obligations	10.6%
Health Care	10.3%
Energy	9.1%
Industrials	8.4%
Consumer Staples	7.7%
Corporate bonds	3.8%
Telecommunications	3.7%
Utilities	2.8%
Materials & Processing	1.4%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCK FUND

The Penn Series Growth Stock Fund returned 9.16% for the twelve-month period ending December 31, 2007, compared to the 11.81% return for its benchmark, the Russell 1000 Growth Index.

Stock selection lifted the Fund's relative results in the telecommunication services sector, overcoming a detrimental overweight. The wireless telecommunication industry was a significant source of strength. Rogers Communications, a Canadian company, garnered increased market share and higher average user revenues, generating expanded free cash flow that was used to repurchase shares. America Movil (Mexico) continues to benefit from subscriber growth in Latin America, market share gains, and higher average user revenues. Low penetration rates in many of the countries where this company operates provide a strong platform for long-term growth. The Fund is focused on wireless communications in emerging countries and in tower systems in North America.

Consumer discretionary relatively outperformed on stock selection and a slight underweight in this lagging sector, which was hit by dampened consumer spending in light of high gas prices, higher interest rates, and housing weakness. Internet and catalog retail was a bright spot in the sector. Amazon.com was a top overall contributor, rising behind significant sales growth and expanded margins. The Internet retailer forecast higher than expected revenue growth for the current quarter and the full year, as investors concerns eased over the company's aggressive spending. We remain slightly underweight this sector.

A considerable overweight in financials combined with stock selection hurt relative results. Capital markets and diversified financial services industries were the main sources of weakness. UBS shares retreated on disappointing earnings and operating losses from write-downs stemming from sub-prime mortgages. Citigroup languished as the CEO departed amid a $6.5 billion write-down and the prospect of continued deterioration in various lending operations. We eliminated both stocks from the Fund. The Fund is overweight the sector, continuing to favor prospects for capital markets companies.

Information technology underperformed on stock selection and a detrimental underweight. Holdings in information technology services and in semiconductors and semiconductor equipment industries detracted. Infosys Technologies Sp., one of India's top IT consulting and services companies, slid on a slowdown in sector spending. Marvell Technology Group saw a decline in share price as margins came under pressure, even though it reported strong revenues behind multiple businesses and a seasonal recovery in storage. The sector is the Fund's largest position, but we were a net seller in the final quarter.

We believe the market continues to under appreciate the strength of U.S. and global economies and the resilience of corporate earnings and free cash flow. While domestic economic growth is moderating, we are convinced the market will reward with higher prices those companies producing stable earnings growth. Our portfolio of quality growth stocks is positioned to outperform in this environment.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Cumulative Performance Comparison1
January 1, 1997 — December 31, 2007

An investment of $10,000 in the Growth Stock Fund on December 31, 1997 would have grown to $11,234 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 1997 would have grown to $14,559 over the last 10 years.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	10 Year
Growth Stock Fund	9.16%	10.48%	1.17%
Russell 1000 Growth Index	11.81%	12.11%	3.83%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/07

Percent of Total Investments[2]
Technology	24.2%
Health Care	16.8%
Industrials	12.1%
Financials	10.8%
Consumer Discretionary	10.4%
Consumer Staples	9.1%
Energy	7.6%
Telecommunications	5.6%
Materials & Processing	3.4%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 3.73% for the twelve-month period ending December 31, 2007, compared to the –0.17% return for its benchmark, the Russell 1000 Value Index.

The Fund's underweight of the slumping financial services sector was the largest contributor to relative performance during 2007. The sector underperformed as turmoil in the sub-prime mortgage market sent the broader sector down. Stock selection within the sector also aided relative performance, with Bank of New York Mellon outperforming its peers. The preeminent provider of fiduciary and securities services advanced nicely this year, owing to the positive synergies resulting from its July merger and its lack of exposure to sub-prime mortgages. Stock selection within the materials and processing sector was another notable contributor, as Monsanto benefited nicely from strong demand for corn seed, at least partially due to an increased interest in corn-based ethanol. In addition, stock selection within technology aided relative performance, as Microsoft finished the year on a very strong note. The computer software giant exceeded investors' third quarter expectations, reporting increased sales across most business lines and an acceleration in demand for the company's Vista software suite.

The Fund's underweight of the integrated oils sector detracted from relative performance, as crude oil prices climbed above $90 per barrel for the first time. Stock selection within the consumer discretionary sector also hurt relatively, as Internet services provider IAC/InterActive experienced weakness in two major business segments. Despite surpassing earnings expectations for each quarter of 2007, rental car company Hertz also underperformed for the year, troubled by higher gasoline prices and a possible slowdown in air travel. Lastly, the underweight within the utilities sector detracted, as this more defensive sector held up well in the broad market decline during the second half of the year.

Because of their sheer size, strong balance sheets, and experienced management, large cap stocks tend to be less volatile than small or mid cap stocks. After several years of relative underperformance, we believe large caps are likely to do well going forward. From an investment standpoint, we continue to seek undervalued companies that are under-earning their long-term potential, as long as we are able to identify positive fundamental catalysts that we believe will cause those earnings to move back toward normalized levels. We continue to find many attractive investment opportunities across several industry groups and have structured our Fund accordingly.

Although technology remains the Fund's largest sector overweight, we reduced the overweight meaningfully during the quarter by eliminating positions in the semiconductor and communications industries, and reducing exposure to the computer area. The Fund continues to overweight the consumer staples sector, with a focus on stable earners in areas such as soft drinks, grocery stores, and foods, which can grow earnings in a slowing economic environment through new products and/or restructuring. The overweight position in health care was increased somewhat during the quarter, with the addition of new positions.

The financial services sector continues as the Fund's most significant underweight, as issues within the sub-prime mortgage market continue to burden the sector. Because loan problems are still working their way through the system, we have added only to select positions on significant price weakness. We remain underweight in the integrated oils sector, as crude oil prices remain above long-term normalized levels and current earnings levels are not sustainable, in our opinion. We also continue to underweight utilities, as we have consistently taken profits from this strong-performing sector over the last few quarters.

Independence Capital Management, Inc.
Investment Adviser
Lord Abbett & Co. LLC
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
January 1, 1997 — December 31, 2007

An investment of $10,000 in the Large Cap Value Fund on December 31, 1997 would have grown to $18,517 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 1997 would have grown to $20,965 over the last 10 years.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	10 Year
Large Cap Value Fund	3.73%	12.75%	6.35%
Russell 1000 Value Index	(0.17)%	14.63%	7.68%

Portfolio Composition as of 12/31/07

Percent of Total Investments[2]
Financials	22.7%
Consumer Staples	16.7%
Technology	11.9%
Energy	9.9%
Industrials	9.7%
Health Care	8.8%
Consumer Discretionary	7.2%
Materials & Processing	5.4%
Utilities	4.5%
Telecommunications	3.2%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 4.71% for the twelve-month period ending December 31, 2007, compared to the 11.81% return for its benchmark, the Russell 1000 Growth Index.

As the market saw increased concerns about the consumer and the financial sectors in the latter half of 2007, investors favored commodity and lower risk sectors. In the fourth quarter, utilities led the market, followed by materials, energy, and consumer staples. Commodities continue to benefit from increased demand from emerging markets and housing and consumer concerns have made stable sectors like utilities and consumer staples appear more attractive.

Those sectors with exposure to discretionary consumer spending and consumer credit faced challenges in the fourth quarter as rising mortgage payments and declining housing values put pressure on spending and drove credit losses for lenders. During the fourth quarter both the Consumer Discretionary and Financial sectors declined. As housing problems continued to expand and employment data worsened, fears of a recession put pressure on all economically sensitive sectors.

During the fourth quarter the Fed reduced interest rates, creating some hopes that the consumer segment can be revived, but the prospect of entering a recession has not diminished. The health of the U.S. consumer will be a key driver of market returns in the coming months, as a revival would likely carry the equity markets to new highs while a continued deceleration of spending threatens to spread into the commercial sector over time. Growth stocks significantly outperformed value stocks for much of the year, although both fell in the fourth quarter.

Independence Capital Management, Inc.
Investment Adviser
ABN AMRO Asset Management, Inc.
Investment Sub-Adviser

Cumulative Performance Comparison1
May 1, 2002 — December 31, 2007

An investment of $10,000 in the Large Cap Growth Fund on May 1, 2002 would have grown to $12,659. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on May 1, 2002 would have grown to $14,272.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	Since Inception[2]
Large Cap Growth Fund	4.71%	8.44%	4.24%
Russell 1000 Growth Index	11.81%	12.11%	6.48%

Portfolio Composition as of 12/31/07

Percent of Total Investments[3]
Technology	26.2%
Consumer Discretionary	15.5%
Industrials	14.2%
Healthcare	12.6%
Financials	10.5%
Consumer Staples	9.4%
Energy	6.0%
Materials & Processing	5.6%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2002.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned 5.09% for the twelve-month period ending December 31, 2007, compared to the 5.49% return for its benchmark, the S&P 500 Index.

Investors were confident that 2007 would be another great year on the back of the 15.80% that the S&P 500 Index earned for 2006. In the end, equity returns would prove positive but not without a few bumps along the way. Market volatility would set the tone for the remainder of 2007 and topics such as the sub-prime mortgage and credit concerns, the slow housing and auto sectors, and rising oil prices would all contribute to a turbulent year for the S&P 500 Index.

The rally that closed out 2006 extended through early February. Cracks in the sub-prime mortgage lending market began to show, but that was not enough to scare investors. A strong stock market was again fueled as corporate takeovers continued with targets like Equity Office Properties accepting large premiums. Sentiment and momentum can change quickly however, and that tone was altered dramatically on February 27th. It was reported that the Chinese central bank applied credit constraints to slow the perceived unsustainable pace of their red-hot stock market. This sent shock waves throughout global markets and the 3% gains in S&P 500 Index year to date evaporated overnight. The S&P 500 Index closed first quarter up 0.64%, a disappointment from the positive 6.70% investors received in the fourth quarter of 2006.

Stocks had a tough time regaining the traction they lost at the end of first quarter, but market players again looked to the fundamentals for guidance. Corporate earnings announcements continued to positively surprise investors and analysts alike with double-digit growth. The economy was robust, even in the face of languishing housing and auto industries, and mergers and acquisitions activity maintained a strong pace, as interest rates remained low. Appetite for risk returned and stocks again rallied off the early March lows. The S&P 500 Index closed second quarter up 6.28%, with nine of the 10 sectors in positive territory.

The sub-prime mortgage woes that began with banks and mortgage brokers started to expand into brokerage in July as associated problems at Bear Stearns and Merrill Lynch arose. Hedge funds also added to negative headlines for the financial sector and helped send stocks tumbling down 4.50% in one week. Gloom was reinforced as investors began to use the word "contagion" to characterize the expanding credit woes and questioned whether those issues would lead to higher interest rates, tighter credit, and ratings downgrades. The S&P 500 Index posted –3.10% in July 2007, the worst monthly performance in three years. Investor confidence needed a boost but it was not until the Federal Reserve cut their Fed Funds target and discount rate by 50 basis points on September 18 that things began to turn positive. Stocks responded immediately. Other new highs were recorded that day as crude oil broke $82/barrel and gold reached a 28-year peak at $733/ounce. The S&P 500 Index ended up 2.03% for the third quarter of 2007.

Fourth quarter extended the late summer rally, pushing many indices to new records. The advances failed to hold the highs of October, however, as concerns about the weak housing sector, rising unemployment, and credit stress led investors to sell stocks and take to the sidelines. The remainder of the year proved challenging with financial companies such as Citigroup and Merrill Lynch announcing large quarterly losses, costing shareholders market value and chief executives their jobs. While negative market news regularly appeared on the front page, oil prices continued to rise. Fear that higher prices at the gasoline line would lead to a consumer slowdown sent the S&P 500 Index to –3.33% for the period, its first quarterly loss since the second quarter of 2006.

The S&P 500 Index returned 5.49% in 2007, its fifth consecutive year of positive gains. While it remains to be seen what is in store for domestic equities in 2008, some of the same themes will likely ring throughout the year. Look for sub-prime mortgage and credit issues, oil prices, and the weak housing market all to play a part. The 2008 presidential election trail is heating up and could also become influential. Whether the S&P 500 Index can achieve positive returns for a sixth consecutive year is yet to be seen, but 2008 will likely provide volatile times similar to what we witnessed in 2007.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management Incorporated
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
May 1, 2000 — December 31, 2007

An investment of $10,000 in the Index 500 Fund on May 1, 2000 would have grown to $11,137. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on May 1, 2000 would have grown to $11,500.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	Since Inception[2]
Index 500 Fund	5.09%	12.44%	1.54%
S&P 500 Index	5.49%	12.83%	1.84%

Portfolio Composition as of 12/31/07

Percent of Total Investments[3]
Financials	17.6%
Technology	16.8%
Energy	12.9%
Healthcare	12.0%
Industrials	11.5%
Consumer Staples	10.2%
Consumer Discretionary	8.5%
Utilities	3.6%
Telecommunications	3.6%
Materials & Processing	3.3%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2000.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 25.15% for the twelve-month period ending December 31, 2007, compared to the 11.43% return for its benchmark, the Russell Mid Cap Growth Index.

During 2007 eight of the portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer discretionary, energy and materials/processing sectors. Stocks that added value included aQuantive, GameStop Corp, First Solar Inc., Range Resources Corp. and Owens-Illinois Inc. Detracting the most from performance were our holdings in the technology sector. Akamai Technologies Inc. and F5 Networks Inc. were the largest detractors from performance.

Looking towards 2008, while the chance of a recession has certainly increased in recent months, we think the economy may keep growing at least modestly aided by strong growth in exports. As we see it, slow to moderate economic growth should keep inflation and interest rates subdued, help companies (as measured by the S&P 500 Index) to report higher earnings growth of perhaps 8% for all of 2008, and allow stocks in aggregate to keep climbing — notwithstanding some volatility along the way. Specific to growth stocks, in an environment when above-average growth becomes scarce, growth stocks become more valuable. This coupled with the fact that growth stocks remain inexpensive relative to value stocks should be supportive for our style of growth stock investing.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners, Inc.
Investment Sub-Adviser

Cumulative Performance Comparison1
May 1, 2000 — December 31, 2007

An investment of $10,000 in the Mid Cap Growth Fund on May 1, 2000 would have grown to $10,600. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Growth Index, during the same period. A $10,000 investment in the Russell Mid Cap Growth Index on May 1, 2000 would have grown to $10,654.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	Since Inception[2]
Mid Cap Growth Fund	25.15%	20.11%	0.76%
Russell Mid Cap Growth Index	11.43%	17.90%	0.83%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/07

Percent of Total Investments[3]
Technology	22.7%
Industrials	18.2%
Energy	12.3%
Consumer Discretionary	11.9%
Healthcare	11.9%
Financials	8.6%
Materials & Processing	5.2%
Consumer Staples	4.2%
Utilities	3.0%
Telecommunications	2.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2000.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 3.77% for the twelve-month period ending December 31, 2007, compared to the –1.42% return for its benchmark, the Russell Mid Cap Value Index.

The year was volatile for the equity markets, but most major indices advanced. In the first half, the strength of earnings and stable interest rate policy lifted stocks, but over the summer concern over the impact of subprime mortgage defaults spread to the credit markets, causing a liquidity crunch and dampening enthusiasm for equities. The Federal Reserve stepped in to ease monetary conditions, which helped revive stocks in the fall. However, concern about economic weakness, reflected in slowing retail sales, caused pessimism and stock declines in the fourth quarter. For the year, large-cap issues finished modestly ahead of mid-caps, while small-caps declined. Within the Russell Midcap Value Index, the Energy sector provided the most substantial gains, followed distantly by Materials and Utilities. Financials and Consumer Discretionary suffered substantial losses.

For the year ended December 31, 2007, the Penn Series Mid Cap Value Fund posted a positive return and substantially outperformed the Russell Midcap Value Index. Energy had the most favorable impact on total return, followed by Materials and Industrials. Consumer Discretionary was the worst laggard, followed by Financials. Relative to the index, the portfolio's overweight in Energy provided the most favorable impact. Stock selection in Materials and Industrials were also considerable positives.

Our assessment of the credit crunch led us to the view that the recovery in housing was likely to be more protracted than we had anticipated. As such, in the third quarter, we made the decision to exit the bulk of our homebuilding (in Consumer Discretionary) and mortgage-related stocks (in Financials), reinvesting the proceeds in Retail, Energy and Industrials. By the fourth quarter, this change paid significant dividends as we limited our exposure to continued trauma in these areas. However, for the year, Consumer Discretionary and Financials still had the worst impact on relative results.

Over the course of the 2007, problems in the housing and subprime mortgage markets morphed from seemingly narrow issues to factors affecting the broad financial markets and the economy as a whole. Now, it's clear from a variety of metrics that economic growth has decelerated substantially. Although Federal Reserve was slow to grasp the breadth and depth of the current problem, it has taken a number of steps to ease credit conditions, and we hope that the Fed will continue to be vigilant.

At this point, we think it's likely that the economy will manage to avoid a contraction, helped by strong overseas economies, modest domestic inventory levels and low interest rates, which could move even lower in the coming months. Despite these influences, however, many U.S. stocks have been trading down to levels reflecting a potentially protracted recession. In reinvesting sale proceeds from homebuilding and financial stocks, we have found attractive investments in somewhat cyclical retail, industrial and materials names.

In considering our recent results, we regret that we did not sell our homebuilders and financial companies sooner, but are gratified by the favorable performance impact of that decision as well as the success of our stock picking overall. More importantly, we are excited by the presence of so many attractively valued, quality companies in our portfolio. Even if the economy worsened beyond our current expectations, we believe that scenario would only postpone what we think could be a considerable opportunity for our shareholders. In the meantime, we remain focused on our investment discipline, believing that buying high quality, dominant companies with strong balance sheets, purchased at value prices, has the potential to provide superior results over the long term.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management, Inc.
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
May 1, 2000 — December 31, 2007

An investment of $10,000 in the Mid Cap Value Fund on May 1, 2000 would have grown to $23,707. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2000 would have grown to $24,777.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	Since Inception[2]
Mid Cap Value Fund	3.77%	14.96%	11.97%
Russell Mid Cap Value Index	(1.42)%	17.92%	12.56%

Portfolio Composition as of 12/31/07

Percent of Total Investments[3]
Industrials	16.5%
Financials	13.5%
Energy	13.3%
Consumer Discretionary	12.9%
Utilities	10.7%
Technology	9.5%
Health Care	9.1%
Materials & Processing	7.7%
Consumer Staples	6.8%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2000.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRATEGIC VALUE FUND

The Penn Series Strategic Value Fund returned 0.85% for the twelve-month period ending December 31, 2007, compared to the –1.42% return for its benchmark, the Russell Mid Cap Value Index.

The largest contributor to performance was the Fund's underweight within the financial services sector, which continues to suffer from housing and credit related troubles. Within the materials and processing sector, the Fund's relative overweight and positive stock selection were drivers of performance. Mosaic, the world's largest phosphate producer, was a stellar performer throughout the year as it benefited from higher demand and pricing both in the U.S. and overseas. Stock selection within the producer durables sector was another contributor to performance. Cummins, a leading diesel engine manufacturer, has seen shares soar as a result of improved pricing and growing market share as some weaker competitors cannot keep pace with the tighter emissions regulations being introduced globally.

The consumer discretionary sector was the largest detractor from performance, hurt by negative stock selection as well as a relative overweight in this weak sector. Shares of OfficeMax fell through the year as the result of disappointment within the retail sector, mainly caused by tough year over year sales comparisons and a shift to lower margin merchandise. Deterioration within the contract segment also negatively impacted the stock. Stock selection within the utilities sector was another significant detractor during the year. Qwest Communications sold-off as many investors were concerned that the new CEO would increase spending on capital expenditures. Within the integrated oils sector, the Fund's underweight was another detractor as this sector benefited as oil prices surged toward $100 per barrel.

2007 ended with extreme volatility as investors dealt with a continuous flow of bad news from financial companies and struggled to find sectors with earnings growth in what has clearly become an "end of cycle" environment. Global commodities in the agricultural and energy sectors have been the clear leaders in the earnings growth department and, with the market narrowing; momentum has pushed these stocks higher while financials and consumer stocks declined. This wide divergence in performance appears to be taking valuations to extremes on both the high and low side. Value investors with a longer time horizon have the opportunity in periods like this to take advantage of excessive pessimism and reposition portfolios for the future.

Over the past year, we actively reduced our positions in materials and producer durables, although strong performance from individual stocks kept the sector weights stable. Exposure to consumer discretionary stocks also declined as several holdings were involved in merger and acquisition activity and others were sold as their catalysts were realized. We initiated investment in several holdings in the health care, consumer staples, and utilities areas. The Fund tends to follow valuation in the market, and as 2008 moves forward, you should expect to see us take advantage of newly created value opportunities.

The chaos currently seen in the financial markets is nothing new. Whether it is sub-prime securitization, internet start-ups, "portfolio insurance" of the 1980's, the "nifty fifty" of the 1970's or the "trusts" of the 1920's, Wall Street seems to have a knack for pushing bad ideas too far. The trail of fallout from investors and companies stretching to make just a little bit more helps to keep us solidly rooted in our conviction that fundamental research, a value orientation and patience are the best tools to work the investing landscape over longer periods of time. Accordingly, we will stick to our discipline and continue to strive for a portfolio of companies that combine attractive valuation with improving prospects.

Independence Capital Management, Inc.
Investment Adviser
Lord Abbett & Co. LLC
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
May 1, 2002 — December 31, 2007

An investment of $10,000 in the Strategic Value Fund on May 1, 2002 would have grown to $16,327. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2002 would have grown to $19,109.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	Since Inception[2]
Stategic Value Fund	0.85%	13.75%	9.03%
Russell Mid Cap Value Index	(1.42)%	17.92%	12.10%

Portfolio Composition as of 12/31/07

Percent of Total Investments[3]
Consumer Discretionary	14.2%
Materials & Processing	13.1%
Industrials	12.1%
Technology	12.0%
Utilities	10.8%
Telecommunications	9.2%
Consumer Staples	7.8%
Energy	7.5%
Health Care	6.9%
Financials	6.4%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2002.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned 7.72% for the twelve-month period ending December 31, 2007, compared to the 7.05% return for its benchmark, the Russell 2000 Growth Index.

The turbulence in the market disadvantaged the smaller micro and small cap stocks found in the Fund, as market leadership in general trended towards larger sized stocks, benefiting the size-weighted Index. Conversely, growth attributes were favored over value, and the stocks characterized by high earnings and sales growth in the Fund set the pace throughout the year.

The macro environment favored commodity and defensive industries, while housing and consumer-related sectors lagged as the slowing economy pressured discretionary consumption. The Fund benefited from a smaller allocation in the worse performing financials and consumer discretionary sectors, but was disadvantaged by underweighting the best performing utilities, materials, and health care sectors. The Fund's heavier weighting in technology and industrials stocks throughout the year contributed little to its sector allocation, as these economically sensitive sectors endured heavy market gyrations.

The companies in the Fund outperformed the Index's, even as they had smaller market capitalization characteristics. The top performance detractors originated from smaller consumer discretionary and health care companies such as Charlotte Russe Holding and Cynosure Inc. However the Fund's selection results were positive due to good performances in most of its higher growth technology and industrial companies.

Flight to safety became very pronounced in the last months of the year, battering the stock market on recession fears. However, stocks of all sizes are increasingly attractive, even relative to moderately reduced projected earnings. Should the Fed's dovish bias in monetary policy keep the broad economy afloat, stocks could be positioned for more gains in the New Year.

Independence Capital Management, Inc.
Investment Adviser
Bjurman, Barry & Associates
Investment Sub-Adviser

Cumulative Performance Comparison1
May 1, 1997 — December 31, 2007

An investment of $10,000 in the Small Cap Growth Fund on December 31, 1997 would have grown to $24,606 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 1997 would have grown to $15,263 over the last 10 years.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	Since Inception[2]
Small Cap Growth Fund	7.72%	12.80%	9.42%
Russell 2000 Growth Index	7.05%	16.50%	4.32%

Portfolio Composition as of 12/31/07

Percent of Total Investments[3]
Technology	30.2%
Industrials	27.8%
Healthcare	12.7%
Energy	11.1%
Consumer Discretionary	6.2%
Financials	3.6%
Telecommunications	3.4%
Materials & Processing	3.4%
Consumer Staples	1.6%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 1997.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned –5.30% for the twelve-month period ending December 31, 2007, compared to the –9.78% return for its benchmark, the Russell 2000 Value Index.

Our focus on long-term prospects alongside valuation enabled us to avoid some of the weakest segments of the volatile small cap market. Throughout the year, the Fund benefited from a favorable mix of acquisition activity and company-specific factors. While we do not actively seek acquisition candidates, our focus on free cash flow has led to favorable outcomes. Even as activity in the leveraged buyout market eased in the second half of 2007, we were encouraged to see corporate buyers bid for strategic assets across a mix of industries. Acquisitions of EDO Corporation, RARE Hospitality and Playtex Products highlight several cases that contributed to returns. Additionally, positive change at the individual company level contributed to strong results at Range Resources and GrafTech International.

While we have positioned the Fund's risk profile conservatively, credit and housing related concerns detracted from performance. In Financials, shares of PFF Bancorp, a California based bank, experienced weakness. Accredited Home Lenders also detracted from results. In both cases, we have sold our remaining shares. Our investment in Universal Forest Products, Inc., a supplier of building materials also declined in response to near term softness in the company's end markets. Wabash National Corp. and Caraustar International Industries, Inc. also experienced a challenging year despite free cash flow improvements. We continue to hold on to these names as we think they both represent attractive long-term opportunities.

We took advantage of weakness in the market by selectively adding to long-term holdings at attractive prices. In transportation, we bought additional shares of AirTran Holding, Inc., a low cost airline operator in a highly competitive industry. We think the company should realize benefits from strong utilization rates of its modern fleet, as well as cost advantages throughout its operating structure. We sold our remaining shares of Range Resources, Lawson Software and Hovnanian.

Recent events in the financial markets have reminded investors how quickly sentiment can change and impact stock prices. Risks certainly increased in 2007, but the potential to capitalize on attractive opportunities also lie ahead. While we are broadly cautious on the impact credit and liquidity pressures, we believe our quality focus and disciplined investment approach should be effective in an uncertain environment.

Independence Capital Management, Inc.
Investment Adviser
Goldman Sachs Asset Management, L.P.
Investment Sub-Adviser

Cumulative Performance Comparison1
January 1, 1997 — December 31, 2007

An investment of $10,000 in the Small Cap Value Fund on December 31, 1997 would have grown to $23,073 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 1997 would have grown to $23,807 over the last 10 years.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	10 Year
Small Cap Value Fund	(5.30)%	18.29%	8.66%
Russell 2000 Value Index	(9.78)%	15.80%	9.06%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/07

Percent of Total Investments[2]
Financials	30.9%
Industrials	20.2%
Technology	14.2%
Consumer Discretionary	9.4%
Utilities	6.5%
Energy	5.9%
Materials	5.3%
Healthcare	4.8%
Consumer Staples	2.5%
Telecommunications	0.3%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 20.05% for the twelve-month period ending December 31, 2007, compared to the 11.63% return for its benchmark, the MSCI EAFE Index.

Strong corporate earnings growth, multiple expansions, and emerging markets exposure helped the Fund outperform its Index during 2007.

Mid-year, it became clear that market conditions were changing. New names filtered through our quantitative screens and the opportunity set for a number of existing candidate companies improved. We reviewed the companies in our investable universe — evaluating long-term track records, sustainability of future earnings growth, prices relative to our estimates of intrinsic value, and other factors — and compared opportunity sets. The result was that we trimmed or closed some existing positions to free capital for opportunities with better risk and reward profiles.

A change in our Energy sector thesis played a significant role in the evaluation of Fund holdings. Traditionally, the Fund has been underweight in energy. Structural demand for oil has been growing without a corresponding increase in supply growth. World oil production has been almost flat, despite strong pricing, and there have been no major new oil finds since the 1970s. In the absence of significant new finds, we expect the supply and demand imbalance to influence markets and pricing for the foreseeable future, leading to sustainable, higher prices over the medium and long-term.

This fundamental change in thinking led us to use higher long-term assumptions as we evaluated energy companies, and we considered the effect of higher-priced oil on company sustainability and growth as we evaluated other Fund holdings. We adjusted the Fund to reflect our changing market view. Although we have a long-term outlook and expect to hold names for three to five years, some of these companies have already made strong positive contributions during the second half of the 2007, helping the Fund outperform for the year.

While we believe it is important to remain nimble and responsive in order to provide investors with the best possible returns, the mid-year reshuffling caused the Fund to experience higher than normal turnover for 2007. Volatility also was higher than usual during 2007; the result of market uncertainty throughout the year. We expect future Fund turnover to be in line with the Fund's historic norms.

However, we cannot completely control volatility, as the Fund will be subject to the market's moods and emotions.

Investing in rapidly growing markets is relatively easy. It is not difficult to make money in a hot market, like China, where sheer momentum is driving all companies higher. As markets cool however, some investors inevitably will find that the companies they own are without substance, much like the Emperor's new clothes.

During 2008, we expect investing to become quite challenging and stock selection to continue to be critical. We caution investors to dampen their return expectations, as performance may be less robust than it has been during the past few years. Going forward, our expectation is that our disciplined investment process will allow the Fund to continue to outperform over full market cycles. Our focus on high quality companies that provide predictable growth means the Fund includes many traditional growth companies in sectors like Consumer Staples. Consequently, we envision that the Fund is positioned to perform even in difficult markets.

Independence Capital Management, Inc.
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
January 1, 1997 — December 31, 2007

An investment of $10,000 in the International Equity Fund on December 31, 1997 would have grown to $28,771 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 1997 would have grown to $23,626 over the last 10 years.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	10 Year
International Equity Fund	20.05%	25.84%	11.15%
MSCI EAFE Index	11.63%	22.08%	9.04%

Portfolio Composition as of 12/31/07

Percent of Total Investments[2]
United Kingdom	17.5%
Switzerland	16.6%
India	11.7%
Germany	7.7%
Japan	6.1%
France	5.9%
Australia	3.9%
Brazil	3.8%
Netherlands	3.6%
Norway	3.2%
Belgium	2.9%
Canada	2.7%
Hong Kong	2.7%
Singapore	2.7%
Spain	2.4%
Mexico	2.3%
Finland	1.3%
Denmark	1.1%
Italy	1.0%
China	0.9%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned –17.87% for the twelve-month period ending December 31, 2007, compared to the –17.56% return for its benchmark, the DJ Wilshire Real Estate Securities Index.

Some of the factors, which hurt the REIT market during 2007, and in particular the fourth quarter:

•  Fallout from the sub-prime lending crisis hurt the financial sector of the broader equity market during the fourth quarter of 2007. The financial sector of the S&P 500 Index was down –15.04% during the fourth quarter of 2007 as many major banks and financial institutions announced significant write downs in the value of their mortgage portfolios.

•  The housing market continued to deteriorate during the fourth quarter of 2007. Housing values fell by 6.1% between October 2006 and October 2007 as measured by the Case Shiller Index. In addition, single-family housing starts declined by 31% during the third quarter of 2007 and they were down 35% in November 2007 relative to the same month in 2006. Finally, housing starts declined by 29% during 2007 compared to 2006.

•  The combination of the above two factors resulted in the increased probability of a recession during 2008. A slow down in the economy would result in weaker demand for space which would likely result in slower cash flow growth at the property level.

•  Finally, tighter credit markets and more expensive debt cost in combination with lower demand resulted in a slow down in commercial real estate transactions as buyers and sellers search for a clearing price. Investors in real estate appear to be bracing for a correction in real estate values.

Overall, security selection was a positive. Leading the charge was the mixed and local retail sectors. In the mixed sector, overweighting Digital Realty, the best performing security in the sector, was the main driver. In the local retail sector, underweighting Developers Diversified and overweighting Federal Realty were the main drivers behind the positive security selection. For sector allocation, underweighting the apartments sector contributed positively to performance. The apartments sector was the second-worst performing sector of the benchmark. Underweighting the mixed sector also contributed to sector allocation, as the mixed sector was the worst performing sector of the benchmark.

The direction of the economy and real estate capital markets are the key to determining the performance of REIT stocks over the near term. If the economy has a weak 2008 and real estate demand for space also weakens, expect there to be somewhat of a headwind for the sector as earnings estimates come down. In the same light, if real estate capital markets do not improve, expect pricing at the asset level to weaken and return requirements to increase. As we make these statements, keep in mind that 2007 was the second worst performing year for REITs in almost 30 years and that each poorly performing year in REITs was followed by much better performance in the following year. Real estate market conditions are still in good shape, though not as strong as previous years.

Independence Capital Management, Inc.
Investment Adviser
Heitman Real Estate Securities LLC
Investment Sub-Adviser

Cumulative Performance Comparison1
May 1, 2002 — December 31, 2007

An investment of $10,000 in the REIT Fund on May 1, 2002 would have grown to $20,856. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the DJ Wilshire Real Estate Securities. Index, during the same period. A $10,000 investment in the DJ Wilshire Real Estate Securities Index on May 1, 2002 would have grown to $22,073.

Average Annual Total Returns1 as of 12/31/07

	1 Year	5 Year	Since Inception[2]
REIT Fund	(17.87)%	17.67%	13.84%
DJ Wilshire Real Estate Securities Index	(17.56)%	18.27%	14.92%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/07

Percent of Total Investments[3]
Regional Malls	18.5%
Office	13.4%
Strip Centers	12.1%
Apartments	12.0%
Industrial	10.4%
Healthcare	9.2%
Hotels and Resorts	6.6%
Diversified	6.5%
Mixed Industrial/Office	5.2%
Storage	5.1%
Common Stock	1.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2002.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2007 and held through December 31, 2007. The examples illustrate your fund's costs in two ways:

•  Actual Fund Performance in the table below provides information about actual account values and actual expenses. The "Ending Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

•  Hypothetical 5% Annual Return is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund's actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2007.

Disclosure of Fund Expenses

For the Period July 1, 2007 to December 31, 2007

Expense Table

	Beginning Value 7/1/07	Ending Value 12/31/07	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual Fund Performance	$1,000.00	$1,024.60	0.52%	$2.64
Hypothetical 5% Annual Return	$1,000.00	$1,022.60	0.52%	$2.64
Limited Maturity Bond Fund
Actual Fund Performance	$1,000.00	$1,033.10	0.65%	$3.31
Hypothetical 5% Annual Return	$1,000.00	$1,021.95	0.65%	$3.29
Quality Bond Fund
Actual Fund Performance	$1,000.00	$1,054.10	0.61%	$3.16
Hypothetical 5% Annual Return	$1,000.00	$1,022.13	0.61%	$3.11

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 7/1/07	Ending Value 12/31/07	Annualized Expense Ratio	Expenses Paid During Period*
High Yield Bond Fund
Actual Fund Performance	$1,000.00	$995.30	0.82%	$4.13
Hypothetical 5% Annual Return	$1,000.00	$1,021.06	0.82%	$4.19
Flexibly Managed Fund
Actual Fund Performance	$1,000.00	$972.70	0.84%	$4.18
Hypothetical 5% Annual Return	$1,000.00	$1,020.96	0.84%	$4.29
Growth Stock Fund
Actual Fund Performance	$1,000.00	$1,007.80	0.97%	$4.92
Hypothetical 5% Annual Return	$1,000.00	$1,020.30	0.97%	$4.95
Large Cap Value Fund
Actual Fund Performance	$1,000.00	$983.20	0.84%	$4.21
Hypothetical 5% Annual Return	$1,000.00	$1,020.96	0.84%	$4.29
Large Cap Growth Fund
Actual Fund Performance	$1,000.00	$993.20	0.82%	$4.14
Hypothetical 5% Annual Return	$1,000.00	$1,021.05	0.82%	$4.19
Index 500 Fund
Actual Fund Performance	$1,000.00	$984.50	0.35%	$1.74
Hypothetical 5% Annual Return	$1,000.00	$1,023.46	0.35%	$1.77
Mid Cap Growth Fund
Actual Fund Performance	$1,000.00	$1,095.00	1.04%	$5.50
Hypothetical 5% Annual Return	$1,000.00	$1,019.96	1.04%	$5.30
Mid Cap Value Fund
Actual Fund Performance	$1,000.00	$945.20	0.78%	$3.81
Hypothetical 5% Annual Return	$1,000.00	$1,021.29	0.78%	$3.96
Strategic Value Fund
Actual Fund Performance	$1,000.00	$905.80	1.07%	$5.15
Hypothetical 5% Annual Return	$1,000.00	$1,019.80	1.07%	$5.46
Small Cap Growth Fund
Actual Fund Performance	$1,000.00	$1,000.90	1.01%	$5.09
Hypothetical 5% Annual Return	$1,000.00	$1,020.12	1.01%	$5.13
Small Cap Value Fund
Actual Fund Performance	$1,000.00	$896.40	1.13%	$5.40
Hypothetical 5% Annual Return	$1,000.00	$1,019.51	1.13%	$5.75
International Equity Fund
Actual Fund Performance	$1,000.00	$1,098.70	1.24%	$6.55
Hypothetical 5% Annual Return	$1,000.00	$1,018.96	1.24%	$6.31
REIT Fund
Actual Fund Performance	$1,000.00	$890.70	0.88%	$4.21
Hypothetical 5% Annual Return	$1,000.00	$1,020.75	0.88%	$4.50

*  Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days), then divided by 365.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MONEY MARKET FUND

	Par (000)	Value (000)†
CERTIFICATES OF DEPOSIT — 3.6%
Banking — 3.6%
Barclays Bank Plc 5.150%, 02/29/08	$3,000	$3,000
HSBC USA, Inc. 5.270%, 01/10/08	413	412
TOTAL CERTIFICATES OF DEPOSIT (Cost $3,412)		3,412
COMMERCIAL PAPER — 24.0%
Agricultural Products — 4.4%
Cargill Global Funding
5.000%, 01/28/08	500	498
4.780%, 02/04/08	3,700	3,683
		4,181
Banking — 9.4%
Bank of America Corp.
4.970%, 01/15/08	1,000	998
5.065%, 01/22/08	500	499
Bank of Scotland PLC
5.000%, 01/18/08	100	100
5.250%, 01/23/08	270	269
4.910%, 01/23/08	500	499
5.000%, 01/29/08	170	169
5.250%, 02/04/08	500	498
5.250%, 02/07/08	800	795
5.050%, 02/07/08	191	190
5.000%, 02/26/08	250	248
Royal Bank of Scotland Group PLC
4.950%, 01/09/08	200	200
4.850%, 01/28/08	3,000	2,989
4.670%, 05/21/08	500	491
Swedbank Mortgage
5.250%, 01/23/08	200	199
5.150%, 02/01/08	800	797
		8,941
Consumer Products — 2.4%
Nestle Financial
4.840%, 01/14/08	2,000	1,997
4.790%, 02/11/08	300	298
		2,295
Finance — 4.9%
Citigroup, Inc.
5.180%, 01/02/08	500	499
JPMorgan Chase & Co.
5.070%, 01/03/08	1,000	1,000
Santander Central
5.110%, 01/04/08	3,000	2,999
4.750%, 03/13/08	200	198
		4,696
Healthcare — 1.0%
UnitedHealth Group, Inc.
5.060%, 01/31/08	1,000	996

	Par (000)	Value (000)†
Insurance — 1.9%
Prudential Financial, Inc.
5.400%, 01/14/08	$350	$349
5.300%, 02/25/08	1,500	1,488
		1,837
TOTAL COMMERCIAL PAPER (Cost $22,946)		22,946
CORPORATE BONDS — 58.9%
Banking — 18.8%
ABN Amro Bank NV
7.000%, 04/01/08	250	251
Bank of America Corp.
3.875%, 01/15/08	238	238
6.375%, 02/15/08	900	901
6.250%, 04/01/08	135	135
Bank of Scotland PLC 144A @
3.800%, 01/30/08	104	104
Bank One Corp.
2.625%, 06/30/08	15	15
Bank One NA
3.700%, 01/15/08	1,000	999
6.250%, 02/15/08	1,500	1,501
BankBoston NA
6.375%, 03/25/08	500	502
6.375%, 04/15/08	190	191
Credit Suisse/New York NY 144A @
6.500%, 05/01/08	1,000	1,004
FleetBoston Financial Corp.
3.850%, 02/15/08	500	499
6.500%, 03/15/08	615	616
KeyBank NA
4.412%, 03/18/08	75	75
Mellon Funding Corp.
6.700%, 03/01/08	1,000	1,003
National City Bank
5.303%, 01/10/08▲	3,000	3,000
PNC Funding Corp.
4.200%, 03/10/08	340	339
US Bank NA
6.500%, 02/01/08	130	130
Westpac Banking Corp.
4.971%, 01/29/08▲	3,000	3,000
Wachovia Mortgage FSB
4.125%, 03/10/08	2,500	2,495
Wells Fargo & Co.
4.125%, 03/10/08	915	913
		17,911
Brokerage — 4.7%
Goldman Sachs Group, Inc.
4.125%, 01/15/08	3,125	3,124
Lehman Brothers Holdings, Inc.
4.000%, 01/22/08	640	640
Lehman Brothers, Inc.
6.625%, 02/15/08	275	275

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MONEY MARKET FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Brokerage — (continued)
Merrill Lynch & Co., Inc. 3.050%, 03/24/08	$25	$25
Morgan Stanley 3.625%, 04/01/08	455	453
		4,517
Computers — 1.9%
Dell, Inc. 6.550%, 04/15/08	1,800	1,807
Consumer Products — 0.2%
The Gillette Co. 2.875%, 03/15/08	200	199
Energy Resources & Services — 2.5%
Consolidated Edison Co. of New York, Inc. 6.250%, 02/01/08	175	175
FPL Group Capital, Inc. 5.551%, 02/16/08	2,250	2,251
		2,426
Finance — 22.9%
Allstate Life Global Funding Trusts 3.850%, 01/25/08	605	604
American General Finance Corp.
5.329%, 01/18/08▲	2,000	2,000
AXA Financial, Inc.
6.500%, 04/01/08	1,850	1,856
CitiFinancial, Inc.
6.250%, 01/01/08	50	50
Citigroup, Inc.
3.500%, 02/01/08	4,489	4,483
Credit Suisse USA, Inc.
4.625%, 01/15/08	2,075	2,075
General Electric Capital Corp.
4.250%, 01/15/08	2,875	2,874
5.171%, 03/04/08▲	140	140
HSBC Finance Corp.
4.625%, 01/15/08	509	509
5.836%, 02/15/08	325	325
5.000%, 02/15/08	100	100
International Lease Finance Corp.
3.150%, 01/15/08	25	25
3.300%, 01/23/08	250	250
4.750%, 02/15/08	25	25
4.480%, 03/25/08	25	25
4.625%, 06/02/08	1,000	998
John Deere Capital Corp.
3.900%, 01/15/08	1,500	1,499
JPMorgan Chase & Co.
6.375%, 02/15/08	785	786
3.625%, 05/01/08	15	15
National Rural Utilities Cooperative Finance Corp.
3.875%, 02/15/08	1,600	1,597

	Par (000)	Value (000)†
Finance — (continued)
Pitney Bowes Credit Corp.
8.625%, 02/15/08	$591	$593
Prudential Funding LLC 144A @
6.600%, 05/15/08	1,000	1,005
		21,834
Food & Beverages — 0.2%
PepsiCo, Inc.
5.750%, 01/15/08	180	180
Healthcare — 1.0%
UnitedHealth Group, Inc.
3.300%, 01/30/08	1,000	998
Insurance — 3.8%
Allstate Financial Global Funding 144A @
2.500%, 06/20/08	1,000	988
ING Security Life Institutional Funding
5.323%, 01/14/08▲	1,000	1,000
Monumental Global Funding II 144A @
3.850%, 03/03/08	1,350	1,347
Transamerica Corp.
9.375%, 03/01/08	250	252
		3,587
Manufacturing — 0.1%
Honeywell International, Inc.
6.200%, 02/01/08	100	100
Machinery & Heavy Equipment — 0.5%
Rockwell Automation, Inc.
6.150%, 01/15/08	440	440
Pharmaceuticals — 0.1%
Abbott Laboratories
6.000%, 03/15/08	100	100
Telecommunications — 2.2%
Verizon Global Funding Corp.
4.000%, 01/15/08	2,105	2,104
TOTAL CORPORATE BONDS (Cost $56,203)		56,203
VARIABLE RATE DEMAND NOTES — 9.0%
Municipal Bonds — 6.9%
Berks County Industrial Development Authority
5.660%, 06/01/15▲	450	450
City of New York, NY
5.250%, 11/01/23▲	2,000	2,000
Columbia County Development Authority
5.050%, 03/01/10▲	600	600
Fairview Hospital & Healthcare Services
4.660%, 11/01/15▲	300	300
Harris County - Houston Sports Authority
5.130%, 11/15/30▲	2,100	2,100
Illinois Finance Authority
4.900%, 11/01/14▲	600	600
Philadelphia Authority for Industrial Development
5.100%, 07/01/10▲	570	570
		6,620

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MONEY MARKET FUND

	Par (000)	Value (000)†
VARIABLE RATE DEMAND NOTES — (continued)
Parking Facilities — 2.1%
Liliha Parking Co. LP
5.820%, 08/01/24▲	$1,960	$1,960
TOTAL VARIABLE RATE DEMAND NOTES (Cost $8,580)		8,580
	Number of Shares
SHORT-TERM INVESTMENTS — 4.5%
BlackRock Provident Institutional Funds - TempFund	2,871,394	2,872
Evergreen Prime Cash Management Money Market Fund	1,407,164	1,407
TOTAL SHORT-TERM INVESTMENTS (Cost $4,279)		4,279
TOTAL INVESTMENTS — 100.0% (Cost $95,420)		$95,420

†  See Note 1 to Financial Statements.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

Maturity Schedule (Unaudited)	Market Value (000)	% of Portfolio	(Cumulative)
1 —7 days	$17,406	18.3%	18.3%
8 —14 days	6,958	7.3%	25.6%
15 — 30 days	27,883	29.2%	54.8%
31 — 60 days	25,735	27.0%	81.8%
61 — 90 days	8,229	8.6%	90.4%
91 —120 days	4,693	4.9%	95.3%
121 —150 days	2,515	2.6%	97.9%
over 150 days	2,001	2.1%	100.0%
	$95,420	100.0%

Average Weighted Maturity — 37 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LIMITED MATURITY BOND FUND

	Par (000)	Value (000)†
U.S. TREASURY OBLIGATIONS — 38.0%
U.S. Treasury Notes
4.125%, 08/15/08	$2,400	$2,410
4.750%, 02/28/09	3,000	3,055
4.500%, 03/31/09#	4,500	4,575
4.625%, 11/15/09#	5,000	5,144
4.750%, 02/15/10#	5,000	5,173
4.875%, 05/31/11	1,000	1,054
5.125%, 06/30/11	750	797
3.875%, 10/31/12#	1,000	1,020
3.375%, 11/30/12#	4,900	4,883
TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,536)		28,111
AGENCY OBLIGATIONS — 7.1%
Federal National Mortgage Association
4.358%, 12/01/33▲	1,704	1,698
3.500%, 04/01/34▲	952	938
5.984%, 07/01/36▲	1,123	1,143
6.082%, 09/01/36▲	1,406	1,436
TOTAL AGENCY OBLIGATIONS (Cost $5,221)		5,215
COLLATERALIZED MORTGAGE OBLIGATIONS — 21.2%
Asset Securitization Corp. 7.400%, 10/13/26	100	103
Banc of America Commercial Mortgage, Inc. 5.023%, 11/10/42▲	2,660	2,654
Bear Stearns Commercial Mortgage Securities 6.080%, 02/15/35	417	421
5.576%, 03/11/39▲	1,030	1,040
5.395%, 12/11/40	1,500	1,507
4.521%, 11/11/41	1,000	991
		3,959
Bear Stearns Mortgage Funding Trust
4.949%, 10/25/36▲	998	451
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	1,100	1,092
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,278	1,117
6.223%, 01/15/27▲	1,272	944
		2,061
First Horizon Asset Securities, Inc.
6.000%, 08/25/37	1,424	1,420
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	552	556
4.545%, 01/15/42	1,500	1,488
		2,044
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	1,614	1,609
Nationslink Funding Corp.
7.229%, 06/20/31▲	33	33

	Par (000)	Value (000)†
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	$263	$265
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,869)		15,691
ASSET BACKED SECURITIES — 3.0%
Equity One ABS, Inc.
4.145%, 04/25/34▲	24	23
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	224	224
Green Tree Financial Corp.
7.650%, 04/15/19	295	299
7.250%, 09/15/26	204	210
6.500%, 02/01/31	705	707
		1,216
Popular ABS Mortgage Pass-Through Trust
4.628%, 09/25/34▲	50	50
SACO I, Inc. 144A @
5.389%, 06/25/35▲	1,000	680
TOTAL ASSET BACKED SECURITIES (Cost $2,415)		2,193
CORPORATE BONDS — 3.1%
Electric — Integrated — 0.5%
Commonwealth Edison Co.
3.700%, 02/01/08	400	399
Food & Beverages — 0.7%
General Mills, Inc.
5.650%, 09/10/12	500	508
Pharmaceuticals — 0.6%
Wyeth
4.375%, 03/01/08	422	422
Telecommunications — 1.3%
Vodafone Group Plc
3.950%, 01/30/08	1,000	999
TOTAL CORPORATE BONDS (Cost $2,322)		2,328
COMMERCIAL PAPER — 3.7%
Consumer Products — 0.7%
Clorox Co.
5.300%, 01/03/08	500	500
Energy Resources & Services — 1.2%
American Electric Power Co., Inc.
5.700%, 01/18/08	500	499
South Carolina Electric & Gas
5.550%, 01/07/08	400	400
		899

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LIMITED MATURITY BOND FUND

	Par (000)	Value (000)†
COMMERCIAL PAPER — (continued)
Oil & Gas — 1.8%
Sempra Energy
5.080%, 01/18/08	$1,100	$1,097
5.200%, 01/30/08	250	249
		1,346
TOTAL COMMERCIAL PAPER (Cost $2,745)		2,745
	Number of Shares
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Provident Institutional Funds - TempFund	1,097,653	1,098
Evergreen Prime Cash Management Money Money Market	32,997	33
TOTAL SHORT-TERM INVESTMENTS (Cost $1,131)		1,131
	Par (000)
SECURITIES LENDING COLLATERAL — 22.4%
Bank of Montreal Time Deposit
4.125%, 01/02/08	$295	295
Barclays Time Deposit
4.000%, 01/02/08	885	885
Dexia Time Deposit
4.700%, 01/02/08	885	885
Institutional Money Market Trust
4.920%, 01/02/08	12,774	12,774
IXIS Time Deposit
4.250%, 01/02/08	885	885
National Bank of Canada Time Deposit
4.600%, 01/02/08	885	885
TOTAL SECURITIES LENDING COLLATERAL (Cost $16,609)		16,609
TOTAL INVESTMENTS — 100.0% (Cost $73,848)		$74,023

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

QUALITY BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — 11.3%
Aerospace & Defense — 0.5%
United Technologies Corp.
5.400%, 05/01/35	$1,000	$929
Agricultural Products — 0.5%
Cargill, Inc. 144A @
6.125%, 09/15/36	1,000	939
Cable Operators — 0.7%
Comcast Cable Holdings LLC
9.875%, 06/15/22	1,000	1,356
Computers & Office Equipment — 0.5%
International Business Machines Corp.
6.500%, 01/15/28	1,000	1,066
Computer Services & Software — 0.5%
Fiserv, Inc.
6.800%, 11/20/17	1,000	1,023
Cosmetics & Toiletries — 0.5%
Kimberly-Clark Corp.
6.625%, 08/01/37	1,000	1,107
Diversified Operations — 1.0%
Siemens Financieringsmaatschappij NV 144A @
6.125%, 08/17/26	2,000	1,981
Electric — Integrated — 1.8%
Commonwealth Edison Co.
6.150%, 09/15/17	500	515
ENEL Finance International S.A. 144A @
6.250%, 09/15/17	1,000	1,012
Pacificorp.
5.750%, 04/01/37	1,000	964
6.250%, 10/15/37	1,000	1,033
		3,524
Finance — 1.0%
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,062
Unilever Capital Corp.
5.900%, 11/15/32	1,000	992
		2,054
Insurance — 0.9%
AXA SA 144A @
6.379%, 12/14/49▲	2,000	1,724
Machinery & Heavy Equipment — 0.5%
Atlas Copco AB 144A @
5.600%, 05/22/17	1,000	1,000
Oil & Gas — 0.5%
Nakilat, Inc. 144A @
6.067%, 12/31/33	1,000	912
Pharmaceuticals — 2.0%
Genentech, Inc.
5.250%, 07/15/35	1,000	925
GlaxoSmithKline Capital, Inc.
5.375%, 04/15/34	1,000	942

	Par (000)	Value (000)†
Pharmaceuticals — (continued)
Merck & Co., Inc.
6.400%, 03/01/28	$2,000	$2,142
		4,009
Retail — 0.4%
Wal-Mart Stores, Inc.
5.250%, 09/01/35	1,000	887
TOTAL CORPORATE BONDS (Cost $22,347)		22,511
U.S. TREASURY OBLIGATIONS — 34.2%
U.S. Treasury Notes
4.375%, 12/15/10	2,500	2,593
4.875%, 04/30/11	3,000	3,160
4.875%, 05/31/11	4,000	4,215
4.750%, 01/31/12	16,500	17,392
4.625%, 02/29/12#	16,500	17,315
4.500%, 03/31/12#	5,000	5,226
3.875%, 02/15/13	2,500	2,550
4.250%, 11/15/13#	2,500	2,592
4.875%, 08/15/16#	2,500	2,662
4.625%, 02/15/17#	8,000	8,364
4.500%, 05/15/17#	2,080	2,156
TOTAL U.S. TREASURY OBLIGATIONS (Cost $64,810)		68,225
AGENCY OBLIGATIONS — 10.4%
Federal National Mortgage Association — 10.4%
3.500%, 04/01/34▲	2,855	2,816
5.984%, 07/01/36▲	3,743	3,809
5.963%, 08/01/36▲	4,056	4,141
6.082%, 09/01/36▲	4,687	4,785
5.717%, 11/01/37▲	5,054	5,092
		20,643
Government National Mortgage Association — 0.0%
9.000%, 10/15/30	9	10
9.000%, 11/15/30	58	63
		73
TOTAL AGENCY OBLIGATIONS (Cost $20,672)		20,716
COLLATERALIZED MORTGAGE OBLIGATIONS — 32.2%
Atherton Franchisee Loan Funding 144A @
7.230%, 04/15/12	1,117	1,154
Banc of America Commercial Mortgage, Inc.
5.023%, 11/10/42▲	10,000	9,979
Bear Stearns Commercial Mortgage Securities
4.830%, 08/15/38	4,000	3,995
5.395%, 12/11/40	5,000	5,024
4.674%, 06/11/41	5,710	5,456
4.521%, 11/11/41	5,000	4,953
		19,428

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

QUALITY BOND FUND

	Par (000)	Value (000)†
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
Bear Stearns Mortgage Funding Trust
4.949%, 10/25/36▲	$1,996	$903
Citigroup Commercial Mortgage Trust
5.889%, 12/10/49▲	5,000	5,141
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	3,600	3,574
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	4,054	3,544
6.504%, 01/15/27▲	2,544	1,888
		5,432
First Horizon Asset Securities, Inc.
6.000%, 08/25/37	3,000	2,991
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	2,207	2,223
4.545%, 01/15/42	5,000	4,959
		7,182
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	2,420	2,413
Morgan Stanley Capital I
4.590%, 04/14/40	5,000	4,966
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34	1,054	1,061
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,989)		64,224
ASSET BACKED SECURITIES — 2.9%
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	1,644	1,643
Green Tree Financial Corp.
7.240%, 11/15/28▲	785	392
Railcar Leasing LLC 144A @
7.125%, 01/15/13	1,650	1,706
SACO I, Inc. 144A @
5.465%, 06/25/35	3,000	2,040
TOTAL ASSET BACKED SECURITIES (Cost $6,338)		5,781
	Number of Shares
SHORT-TERM INVESTMENTS — 1.1%
BlackRock Provident Institutional Funds - TempFund	1,894,778	1,895
Evergreen Prime Cash Management Money Market Fund	240,466	240
TOTAL SHORT-TERM INVESTMENTS (Cost $2,135)		2,135

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 7.9%
Bank of Montreal Time Deposit
4.125%, 01/02/08	$282	$282
Barclays Time Deposit
4.000%, 01/02/08	846	846
Dexia Time Deposit
4.700%, 01/02/08	846	846
Institutional Money Market Trust
4.920%, 01/02/08	12,217	12,217
IXIS Time Deposit
4.250%, 01/02/08	846	846
National Bank of Canada Time Deposit
4.600%, 01/02/08	846	846
TOTAL SECURITIES LENDING COLLATERAL (Cost $15,883)		15,883
TOTAL INVESTMENTS — 100.0% (Cost $196,174)		$199,475

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — 94.5%
Advertising — 1.4%
Affinity Group, Inc. PIK^ 10.875%, 02/15/12	$92	$92
Jostens IH Corp. 7.625%, 10/01/12	175	176
Lamar Media Corp.
6.625%, 08/15/15	175	170
6.625%, 08/15/15 144A @	125	121
R.H. Donnelley Corp.
6.875%, 01/15/13	375	336
8.875%, 10/15/17 144A @	325	301
		1,196
Aerospace & Defense — 1.6%
GenCorp, Inc.^ 9.500%, 08/15/13	600	606
Hawker Beechcraft Acquisition Co. LLC 144A @
8.875%, 04/01/15 PIK	125	124
8.500%, 04/01/15	400	400
TransDigm, Inc. 7.750%, 07/15/14	200	203
		1,333
Automobiles & Related — 3.6%
Allison Transmission Inc., 144A @PIK 11.250%, 11/01/15	250	221
Commercial Vehicle Group, Inc. 8.000%, 07/01/13	50	45
Cooper-Standard Automotive, Inc. 8.375%, 12/15/14	75	59
General Motors Corp.
7.200%, 01/15/11	275	253
7.700%, 04/15/16	300	254
Hertz Corp.
8.875%, 01/01/14	200	203
10.500%, 01/01/16	300	310
RSC Equipment Rental, Inc. 9.500%, 12/01/14	225	201
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	225	200
Tenneco, Inc. 8.625%, 11/15/14	275	270
The Goodyear Tire & Rubber Co.
8.663%, 12/01/09▲	325	327
8.625%, 12/01/11	260	271
TRW Automotive, Inc. 144A @ 7.250%, 03/15/17	150	135
UCI Holdco, Inc. 144A @PIK 12.491%, 12/15/13	197	187
United Components, Inc. 9.375%, 06/15/13	100	99
		3,035

	Par (000)	Value (000)†
Broadcast/Media — 4.3%
Barrington Broadcasting Group LLC 10.500%, 08/15/14	$125	$129
Bonten Media Acquisition Co. 144A @PIK^ 9.000%, 06/01/15	150	131
Clear Channel Communications, Inc. 6.250%, 03/15/11	725	656
Echostar DBS Corp.
7.000%, 10/01/13	25	25
6.625%, 10/01/14	250	249
Haights Cross Operating Co.^ 11.750%, 08/15/11	200	204
ION Media Networks, Inc. CONV^ 11.000%, 07/31/13	1	1
Lighthouse International Co. SA 144A @ 8.000%, 04/30/14	275	403
LIN Television Corp. CONV 2.500%, 05/15/33	38	37
Local TV Finance LLC 144A @PIK 9.250%, 06/15/15	125	119
Medianews Group, Inc.
6.875%, 10/01/13	125	78
6.375%, 04/01/14	100	60
Nexstar Broadcasting, Inc. 7.000%, 01/15/14	150	140
Nexstar Finance Holdings LLC STEP 10.239%, 04/01/13+	300	297
Shaw Communications, Inc. 8.250%, 04/11/10	75	79
Sinclair Television Group, Inc. 8.000%, 03/15/12	311	317
Videotron Ltee
6.875%, 01/15/14	250	245
6.375%, 12/15/15	50	47
XM Satellite Radio, Inc. 9.750%, 05/01/14	475	459
		3,676
Building & Building Supplies — 1.2%
Associated Materials, Inc. STEP 12.523%, 03/01/14+	125	80
Dycom Industries, Inc. 8.125%, 10/15/15	175	173
Esco Corp. 144A @
8.866%, 12/15/13^▲	100	98
8.625%, 12/15/13	325	325
Gibraltar Industries, Inc. 8.000%, 12/01/15	350	315
		991
Building Products & Supplies — 0.5%
Builders FirstSource, Inc. 9.119%, 02/15/12▲	175	152
Texas Industries, Inc. 7.250%, 07/15/13	275	269
		421

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Cable Operators — 1.5%
Cablevision Systems Corp.▲ 9.644%, 04/01/09	$225	$227
CCH I Holdings LLC 11.000%, 10/01/15	225	183
Charter Communications Holdings II LLC 10.250%, 09/15/10	450	441
CSC Holdings, Inc. 7.250%, 07/15/08	100	100
Kabel Deutschland GMBH 10.625%, 07/01/14	200	210
Mediacom Broadband LLC 8.500%, 10/15/15	175	155
		1,316
Chemicals — 0.8%
Hercules, Inc. 6.750%, 10/15/29	150	144
Ineos Group Holdings Plc 144A @ 8.500%, 02/15/16	200	178
Koppers, Inc. 9.875%, 10/15/13	100	105
Nalco Co. 7.750%, 11/15/11	125	126
Terra Capital, Inc. 7.000%, 02/01/17	175	171
		724
Computer — Internet Services & Software — 0.1%
SS&C Technologies, Inc. 11.750%, 12/01/13	75	81
Computer Services & Software — 0.9%
Serena Software, Inc. 10.375%, 03/15/16	75	74
Sungard Data Systems, Inc. 9.125%, 08/15/13	425	432
Unisys Corp.
6.875%, 03/15/10	100	95
8.000%, 10/15/12	75	66
12.500%, 01/15/16	100	101
		768
Consumer Products — 2.3%
ACCO Brands Corp. 7.625%, 08/15/15	175	156
Bausch & Lomb, Inc. 144A @ 9.875%, 11/01/15	300	304
FTD, Inc. 7.750%, 02/15/14	294	276
Leslie's Poolmart 7.750%, 02/01/13	275	261
Simmons Co. 7.875%, 01/15/14	150	139

	Par (000)	Value (000)†
Consumer Products — (continued)
Visant Holding Corp. STEP 9.854%, 12/01/13+	$550	$514
Yankee Acquisition Corp.
8.500%, 02/15/15	250	230
9.750%, 02/15/17	50	46
		1,926
Containers — 2.7%
AEP Industries, Inc. 7.875%, 03/15/13	225	214
Ball Corp. 6.875%, 12/15/12	75	76
Berry Plastics Holding Corp.
8.875%, 09/15/14	375	356
8.866%, 09/15/14▲	75	70
10.250%, 03/01/16	125	109
BWAY Corp. 10.000%, 10/15/10	250	247
Clondalkin Acquisition BV 144A @▲ 6.991%, 12/15/13	150	142
Graphic Packaging International Corp.
8.500%, 08/15/11	75	74
9.500%, 08/15/13	125	123
Owens Brockway Glass Container, Inc.
8.875%, 02/15/09	100	100
8.250%, 05/15/13	100	104
6.750%, 12/01/14	300	298
Plastipak Holdings, Inc. 144A @ 8.500%, 12/15/15	150	150
Smurfit-Stone Container Enterprises, Inc.
8.375%, 07/01/12	100	99
8.000%, 03/15/17	175	169
		2,331
Data Processing — 1.3%
First Data Corp. 144A @ 9.875%, 09/24/15	1,150	1,070
Diversified Operations — 0.8%
Bombardier, Inc. 144A @
6.750%, 05/01/12	100	101
6.300%, 05/01/14	200	195
7.450%, 05/01/34	200	197
Festival Fun Parks LLC 10.875%, 04/15/14	75	81
Trinity Industries, Inc. 6.500%, 03/15/14	125	123
		697
Electric — Integrated — 2.3%
Energy Future Holdings Corp. 144A @
11.250%, 11/01/17 PIK	600	606
10.875%, 11/01/17	675	678
Texas Competitive Electric Holdings Co. LLC 144A @ 10.250%, 11/01/15	675	668
		1,952

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Electronic Components — 1.0%
L-3 Communications Corp. 6.375%, 10/15/15	$450	$443
NXP BV
7.993%, 10/15/13▲	250	230
9.500%, 10/15/15	100	92
Sanmina-SCI Corp. 144A @▲ 7.741%, 06/15/10	104	104
		869
Electronic Components & Semiconductors — 2.1%
Avago Technologies Finance 10.125%, 12/01/13	200	209
Celestica, Inc. 7.875%, 07/01/11	225	217
Flextronics International Ltd.
6.500%, 05/15/13	75	73
6.250%, 11/15/14	175	167
Freescale Semiconductor, Inc.
8.875%, 12/15/14	400	357
8.866%, 12/15/14▲	200	170
10.125%, 12/15/16	150	124
Spansion, Inc. 144A @
8.249%, 06/01/13▲	125	112
11.250%, 01/15/16	175	149
STATS ChipPAC Ltd. 6.750%, 11/15/11	100	100
Superior Essex Communications LLC 9.000%, 04/15/12	125	120
		1,798
Energy Resources & Services — 6.6%
Alpha Natural Resources LLC 10.000%, 06/01/12	200	211
Cie Generale de Geophysique-Veritas
7.500%, 05/15/15	25	25
7.750%, 05/15/17	375	379
CMS Energy Corp. 8.500%, 04/15/11	50	54
Copano Energy LLC 8.125%, 03/01/16	275	277
Dynegy Holdings, Inc.
7.500%, 06/01/15	375	351
7.750%, 06/01/19 144A @	575	530
Hilcorp Energy LP 144A @ 7.750%, 11/01/15	350	344
Mirant Americas Generation, LLC 8.300%, 05/01/11	125	125
Mirant North America LLC 7.375%, 12/31/13	175	175
NRG Energy, Inc.
7.250%, 02/01/14	100	97
7.375%, 02/01/16	775	756
Orion Power Holdings, Inc. 12.000%, 05/01/10	300	327

	Par (000)	Value (000)†
Energy Resources & Services — (continued)
Peabody Energy Corp. 7.375%, 11/01/16	$300	$308
PetroHawk Energy Corp. 9.125%, 07/15/13	225	237
Reliant Energy, Inc.
7.625%, 06/15/14	250	248
6.750%, 12/15/14	250	251
7.875%, 06/15/17	150	148
Sierra Pacific Resources
7.803%, 06/15/12^	25	26
8.625%, 03/15/14	100	107
Stallion Oilfield Services 144A @ 9.750%, 02/01/15	225	207
The AES Corp.
9.375%, 09/15/10	150	157
8.875%, 02/15/11	300	313
		5,653
Entertainment & Leisure — 0.6%
AMC Entertainment, Inc. 11.000%, 02/01/16	100	105
Pokagon Gaming Authority 144A @^ 10.375%, 06/15/14	350	376
Speedway Motorsports, Inc. 6.750%, 06/01/13	50	49
		530
Finance — 3.8%
Couche-Tard U.S. LP 7.500%, 12/15/13	325	324
FBOP Corp. 144A @^ 10.000%, 01/15/09	150	157
Ford Motor Credit Co. LLC
7.375%, 10/28/09	525	494
9.693%, 04/15/12▲	500	492
General Motors Acceptance Corp.
7.250%, 03/02/11	225	197
6.875%, 09/15/11	175	150
6.875%, 08/28/12	200	167
iPayment, Inc. 9.750%, 05/15/14	225	210
iPayment Investors LP 144A @PIK^ 12.750%, 07/15/14	198	197
Nuveen Investments, Inc.
5.500%, 09/15/15	300	207
10.500%, 11/15/15 144A @	225	224
Rafaella Apparel Group, Inc.^ 11.250%, 06/15/11	201	185
Rainbow National Services LLC 144A @ 8.750%, 09/01/12	75	77
Stone Container Finance 7.375%, 07/15/14	175	165
		3,246

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Food & Beverages — 1.0%
B&G Foods, Inc. 8.000%, 10/01/11	$275	$269
Del Monte Corp. 8.625%, 12/15/12	275	277
Reynolds American, Inc.
7.250%, 06/01/13	100	106
7.625%, 06/01/16	150	159
		811
Healthcare — 4.1%
Centene Corp. 7.250%, 04/01/14	125	122
Community Health Systems, Inc. 8.875%, 07/15/15	975	993
CRC Health Corp. 10.750%, 02/01/16	100	102
HCA, Inc.
9.625%, 11/15/16 PIK	25	26
9.250%, 11/15/16	1,225	1,286
Health Management Associates, Inc. 6.125%, 04/15/16	250	217
IASIS Healthcare LLC 8.750%, 06/15/14	125	125
United Surgical Partners International, Inc. PIK 9.250%, 05/01/17	150	146
Vanguard Health Holding Co. II LLC 9.000%, 10/01/14	300	289
Ventas Realty LP
6.500%, 06/01/16	100	98
6.750%, 04/01/17	75	74
		3,478
Hotels & Gaming — 2.0%
Felcor Lodging LP 8.500%, 06/01/11	125	130
Fontainebleau Las Vegas Holdings LLC 144A @ 10.250%, 06/15/15	150	130
Harrah's Operating Co., Inc. 5.500%, 07/01/10	223	207
MGM Mirage
6.000%, 10/01/09	175	174
8.500%, 09/15/10	100	104
MTR Gaming Group, Inc.
9.750%, 04/01/10	50	50
9.000%, 06/01/12	100	94
Pinnacle Entertainment, Inc. 8.250%, 03/15/12	25	25
Shingle Springs Tribal Gaming Authority 144A @ 9.375%, 06/15/15	300	291
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14	475	467
		1,672

	Par (000)	Value (000)†
Hotels & Resorts — 0.9%
Host Marriott L.P.
7.125%, 11/01/13	$50	$50
6.375%, 03/15/15	25	24
6.750%, 06/01/16	550	542
Little Traverse Bay Bands of Odawa Indians 144A @^ 10.250%, 02/15/14	125	126
		742
Industrial — 0.1%
Chukchansi Economic Development Authority 144A @^▲ 8.238%, 11/15/12	125	122
Insurance — 1.0%
Alliant Holdings I, Inc. 144A @ 11.000%, 05/01/15	75	71
HUB International Holdings, Inc. 144A @
9.000%, 12/15/14	400	357
10.250%, 06/15/15	300	255
USI Holdings Corp. 144A @
8.744%, 11/15/14▲	125	107
9.750%, 05/15/15	125	101
		891
Machinery & Heavy Equipment — 0.7%
Columbus McKinnon Corp. 8.875%, 11/01/13	300	311
Stewart & Stevenson LLC 10.000%, 07/15/14	200	201
Terex Corp. 7.375%, 01/15/14	75	76
		588
Manufacturing — 2.5%
Accuride Corp. 8.500%, 02/01/15	275	223
AGY Holding Corp. 144A @ 11.000%, 11/15/14	125	121
American Railcar Industries, Inc. 7.500%, 03/01/14	300	284
General Cable Corp.
7.606%, 04/01/15▲	100	95
7.125%, 04/01/17	125	123
Harland Clarke Holdings Corp.
9.619%, 05/15/15▲	150	126
9.500%, 05/15/15	175	151
Koppers Holdings, Inc. STEP 8.655%, 11/15/14+	350	294
RBS Global, Inc. & Rexnord Corp.
9.500%, 08/01/14	575	569
11.750%, 08/01/16	50	49
SPX Corp. 144A @ 7.625%, 12/15/14	125	128
		2,163

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Medical Services & Equipment — 1.0%
DaVita, Inc.
6.625%, 03/15/13	$150	$149
7.250%, 03/15/15	225	226
Invacare Corp. 9.750%, 02/15/15	175	177
U.S. Oncology, Inc.
9.000%, 08/15/12	25	25
10.750%, 08/15/14	100	99
Universal Hospital Services, Inc.
8.500%, 06/01/15 PIK	50	51
8.288%, 06/01/15▲	125	125
		852
Metal Components & Products — 0.7%
Metals USA, Inc. 11.125%, 12/01/15	200	207
Novelis, Inc. 7.250%, 02/15/15	225	212
Ryerson, Inc. 144A @ 12.000%, 11/01/15	175	173
		592
Metals & Mining — 3.2%
Arch Western Finance LLC 6.750%, 07/01/13	175	170
Foundation PA Coal Co. 7.250%, 08/01/14	425	420
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 04/01/15	250	265
8.375%, 04/01/17	1,400	1,502
PNA Group, Inc. 10.750%, 09/01/16	100	94
Steel Dynamics, Inc. 144A @ 6.750%, 04/01/15	150	145
Tube City IMS Corp. 9.750%, 02/01/15	175	158
		2,754
Office Equipment — 0.1%
IKON Office Solutions Inc., 144A @▲ 9.926%, 01/01/12	75	75
Oil & Gas — 6.1%
Chaparral Energy, Inc. 8.500%, 12/01/15	175	158
Chesapeake Energy Corp.
6.500%, 08/15/17	400	386
6.875%, 11/15/20	450	432
Complete Production Services, Inc. 8.000%, 12/15/16	200	194
Compton Petroleum Finance Corp. 7.625%, 12/01/13	350	326
Denbury Resources, Inc.
7.500%, 04/01/13	200	202
7.500%, 12/15/15	75	76

	Par (000)	Value (000)†
Oil & Gas — (continued)
Encore Acquisition Co.
6.250%, 04/15/14	$50	$46
7.250%, 12/01/17	275	262
Ferrellgas Escrow LLC 6.750%, 05/01/14	150	147
Ferrellgas Partners LP 8.750%, 06/15/12	400	411
Forest Oil Corp. 144A @ 7.250%, 06/15/19	475	477
Key Energy Services, Inc. 144A @ 8.375%, 12/01/14	100	102
OPTI Canada, Inc. 144A @
8.250%, 12/15/14	75	74
7.875%, 12/15/14	250	244
Plains Exploration & Production Co. 7.000%, 03/15/17	300	287
Range Resources Corp.
6.375%, 03/15/15	200	195
7.500%, 05/15/16	150	153
7.500%, 10/01/17	225	227
Sabine Pass LNG LP 7.500%, 11/30/16	250	239
Venoco, Inc. 8.750%, 12/15/11	50	50
W&T Offshore, Inc. 144A @ 8.250%, 06/15/14	225	211
Williams Cos., Inc.
8.125%, 03/15/12	75	82
7.500%, 01/15/31	150	161
7.750%, 06/15/31	50	55
		5,197
Paper & Related Products — 2.6%
Boise Cascade LLC 7.125%, 10/15/14	325	314
Domtar Corp.
5.375%, 12/01/13	75	68
7.125%, 08/15/15	300	294
9.500%, 08/01/16	25	27
Georgia-Pacific Corp.
8.125%, 05/15/11	150	152
7.700%, 06/15/15	275	271
Georgia-Pacific Corp. 144A @
7.000%, 01/15/15	200	195
7.125%, 01/15/17	250	243
NewPage Corp.
10.000%, 05/01/12 144A @	50	50
10.000%, 05/01/12	175	176
12.000%, 05/01/13	300	310
Verso Paper Holdings LLC▲ 8.661%, 08/01/14	150	146
		2,246

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Pharmaceuticals — 0.4%
Omnicare, Inc.
6.750%, 12/15/13	$100	$94
6.875%, 12/15/15	275	256
		350
Printing & Publishing — 2.8%
Dex Media West LLC 8.500%, 08/15/10	350	355
Idearc, Inc. 8.000%, 11/15/16	925	849
Nebraska Book Co., Inc. 8.625%, 03/15/12	375	362
Nielsen Finance LLC 10.000%, 08/01/14	100	102
Quebecor World Capital Corp. 6.125%, 11/15/13	175	136
Quebecor World, Inc. 144A @^^ 9.750%, 01/15/15	150	113
TL Acquisition, Inc. 144A @STEP 13.250%, 07/15/15+	300	237
Valassis Communications, Inc. 8.250%, 03/01/15	250	223
		2,377
Restaurants — 0.9%
O'Charley's, Inc. 9.000%, 11/01/13	200	193
OSI Restaurant Partners, Inc. 144A @ 10.000%, 06/15/15	400	292
Real Mex Restaurants, Inc.^ 10.000%, 04/01/10	125	120
The Restaurant Co. 10.000%, 10/01/13	225	161
		766
Retail — 2.5%
AmeriGas Partners LP
7.250%, 05/20/15	150	147
7.125%, 05/20/16	325	315
AutoNation, Inc.
7.243%, 04/15/13▲	75	69
7.000%, 04/15/14	150	142
Collective Brands, Inc. 8.250%, 08/01/13	25	24
GSC Holdings Corp. 8.000%, 10/01/12	500	521
Neiman-Marcus Group, Inc. PIK 9.000%, 10/15/15	275	284
Sally Holdings LLC 9.250%, 11/15/14	225	223
The Bon-Ton Stores, Inc. 10.250%, 03/15/14	275	208
The Pantry, Inc. 7.750%, 02/15/14	200	184
		2,117

	Par (000)	Value (000)†
Services — Commercial — 4.0%
ARAMARK Corp.
5.000%, 06/01/12	$100	$86
8.411%, 02/01/15▲	750	731
Deluxe Corp. 7.375%, 06/01/15	175	174
Digicel Group Ltd. 144A @
9.250%, 09/01/12	400	408
8.875%, 01/15/15	250	229
Education Management LLC 10.250%, 06/01/16	600	618
FTI Consulting, Inc.
7.625%, 06/15/13	200	205
7.750%, 10/01/16	225	234
Interface, Inc.
10.375%, 02/01/10	350	367
9.500%, 02/01/14	25	26
Mac-Gray Corp. 7.625%, 08/15/15	300	293
		3,371
Special Purpose Entity — 1.7%
AAC Group Holding Corp. STEP^ 10.755%, 10/01/12+	150	129
CanWest MediaWorks, Inc. 8.000%, 09/15/12	287	271
Hexion US Finance Corp.
9.750%, 11/15/14	225	243
9.369%, 11/15/14▲	125	128
KAR Holdings, Inc. 144A @
8.911%, 05/01/14▲	125	113
10.000%, 05/01/15	375	335
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	95
Susser Holdings LLC 10.625%, 12/15/13	123	127
		1,441
Strip Centers — 0.2%
BF Saul Reit 7.500%, 03/01/14	150	138
Telecommunications — 13.4%
Allbritton Communications Co. 7.750%, 12/15/12	425	421
Alltel Corp. 7.000%, 07/01/12	250	216
American Tower Corp.
3.000%, 08/15/12 CONV	75	159
7.125%, 10/15/12	100	103
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	235
Canadian Satellite Radio Holdings, Inc.^ 12.750%, 02/15/14	125	123
Centennial Cellular Operating Co. 10.125%, 06/15/13	275	289

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Centennial Communications Corp. 10.000%, 01/01/13	$275	$286
Citizens Communications Co.
6.250%, 01/15/13	50	48
6.625%, 03/15/15	350	333
7.125%, 03/15/19	700	665
9.000%, 08/15/31	250	249
Cricket Communications, Inc.
9.375%, 11/01/14	625	586
9.375%, 11/01/14 144A @	225	211
DirecTV Holdings LLC 8.375%, 03/15/13	350	364
GCI, Inc. 7.250%, 02/15/14	225	204
Intelsat Corp. 9.000%, 08/15/14	262	263
Intelsat Subsidiary Holding Co. Ltd. 8.250%, 01/15/13	125	126
iPCS, Inc.
7.036%, 05/01/13▲	225	212
8.161%, 05/01/14 PIK	200	185
Level 3 Communications, Inc. CONV
6.000%, 09/15/09	52	48
6.000%, 03/15/10	48	43
Lucent Technologies, Inc.
6.500%, 01/15/28	150	124
6.450%, 03/15/29	25	21
MetroPCS Wireless, Inc. 9.250%, 11/01/14	875	823
Mobile Services Group, Inc. 9.750%, 08/01/14	275	253
Nordic Telephone Co. Holdings ApS 144A @ 8.875%, 05/01/16	425	436
Nortel Networks Ltd. 144A @
9.493%, 07/15/11▲	375	366
10.125%, 07/15/13	50	52
PAETEC Holding Corp. 144A @ 9.500%, 07/15/15	200	195
Qwest Corp.
7.875%, 09/01/11	100	104
8.875%, 03/15/12	225	241
8.944%, 06/15/13▲	225	230
7.500%, 10/01/14	200	203
Suncom Wireless, Inc. 8.500%, 06/01/13	300	310
Time Warner Telecom Holdings, Inc. 9.250%, 02/15/14	175	179
Univision Communications, Inc. 144A @PIK 9.750%, 03/15/15	300	273
Valor Telecommunications Enterprises Finance Corp. 7.750%, 02/15/15	150	158
West Corp.
9.500%, 10/15/14	125	123
11.000%, 10/15/16	225	223

	Par (000)	Value (000)†
Telecommunications — (continued)
Wind Acquisition Finance SA 144A @ 10.750%, 12/01/15	$325	$354
Windstream Corp.
8.625%, 08/01/16	1,000	1,050
7.000%, 03/15/19	150	143
Windstream Regatta Holdings, Inc. 144A @ 11.000%, 12/01/17	225	223
		11,453
Textiles & Apparel — 0.3%
Invista 144A @ 9.250%, 05/01/12	250	259
Transportation & Related Services — 1.8%
Bristow Group, Inc.
6.125%, 06/15/13	225	216
7.500%, 09/15/17 144A @	250	251
CHC Helicopter Corp. 7.375%, 05/01/14	75	71
Continental Airlines, Inc. 8.750%, 12/01/11	250	236
Delta Airlines, Inc.^ ^^ 7.900%, 12/15/09	275	13
Greenbrier Cos., Inc. 8.375%, 05/15/15	225	215
Kansas City Southern de Mexico SA de CV 9.375%, 05/01/12	100	105
St. Acquisition Corp. 144A @ 12.500%, 05/15/17	150	77
Travelport LLC
9.749%, 09/01/14▲	50	48
11.875%, 09/01/16	300	320
		1,552
Waste Management — 1.1%
Allied Waste North America, Inc.
7.875%, 04/15/13	125	128
6.875%, 06/01/17	400	390
Casella Waste Systems, Inc. 9.750%, 02/01/13	375	383
		901
TOTAL CORPORATE BONDS (Cost $82,852)		80,521
	Number of Shares
COMMON STOCKS — 1.3%
Broadcast/Media — 0.1%
XM Satellite Radio Holdings, Inc., Class A*	5,675	69
Food & Beverages — 0.2%
B&G Foods, Inc.	8,900	159
Great Atlantic & Pacific Tea Co.*	198	6
		165

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

HIGH YIELD BOND FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Hotels & Gaming — 0.1%
Lakes Entertainment, Inc.*	12,500	$87
Manufacturing — 0.3%
General Cable Corp.*	3,400	249
Telecommunications — 0.6%
Crown Castle International Corp.*	4,800	200
GeoEye, Inc.*^	3,277	110
Loral Space & Communications Ltd.*	6,163	211
		521
Textiles & Apparel — 0.0%
Anvil Holdings, Inc.*^	831	7
TOTAL COMMON STOCKS (Cost $1,259)		1,098
PREFERRED STOCKS — 0.9%
Automobiles & Related — 0.1%
General Motors Corp. CONV	3,675	72
Broadcast/Media — 0.2%
Spanish Broadcasting System, Inc. PIK^	178	179
Energy Resources & Services — 0.2%
NRG Energy, Inc. CONV	75	166
Telecommunications — 0.4%
Lucent Technologies Capital Trust I CONV	425	344
TOTAL PREFERRED STOCKS (Cost $794)		761
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	10,264	2
Anvil Holdings, Inc., Class B*^	9,238	6
GeoEye Inc.*^	612	14
IPCS, Inc.* 144A @^	300	—
KMC Telecom Holdings, Inc. 144A @*^	200	—
MDP Acquisitions Plc* 144A @^	100	9
Pathmark Stores, Inc.*^	2,350	—
TOTAL WARRANTS (Cost $90)		31
SHORT-TERM INVESTMENTS — 3.3%
T. Rowe Price Reserve Investment Fund (Cost $2,779)	2,779,404	2,779
TOTAL INVESTMENTS — 100.0% (Cost $87,774)		$85,190

†  See Note 1 to Financial Statements.

*  Non-Income Producing Security.

CONV — Convertible Security.

PIK — Payment in Kind Security.

STEP — Step Coupon Bond.

^^  Defaulted Security

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at December 31, 2007 is $3,033,000.

▲  Variable rate security.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

FLEXIBLY MANAGED FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 52.7%
Automobiles & Related — 0.8%
WABCO Holdings, Inc.	249,700	$12,507
Banking — 2.0%
First Horizon National Corp.#	136,400	2,476
SunTrust Banks, Inc.#	253,900	15,866
U.S. Bancorp#	471,100	14,953
		33,295
Broadcast/Media — 2.0%
EchoStar Communications Corp., Class A*	74,800	2,821
The McGraw-Hill Cos., Inc.	82,500	3,614
Time Warner, Inc.#	1,550,700	25,602
		32,037
Cable Operators — 1.4%
Cablevision Systems Corp.*#	561,400	13,754
Time Warner Cable, Inc., Class A*	335,200	9,252
		23,006
Computer — Network Products & Services — 0.5%
Intel Corp.	147,500	3,932
Sun Microsystems, Inc.*	204,900	3,715
		7,647
Computer Services & Software — 1.6%
Microsoft Corp.	734,000	26,130
Computers & Office Equipment — 1.0%
Dell, Inc.*#	634,900	15,561
Consumer Products — 1.7%
Fortune Brands, Inc.	107,000	7,743
Newell Rubbermaid, Inc.	489,400	12,666
Procter & Gamble Co.	93,100	6,835
		27,244
Diversified Operations — 4.2%
3M Co.	43,200	3,643
General Electric Co.	1,005,400	37,270
Honeywell International, Inc.	66,300	4,082
Illinois Tool Works, Inc.	144,100	7,715
ITT Corp.	12,700	839
Tyco International Ltd.	390,525	15,484
		69,033
Electronic Components & Semiconductors — 2.0%
Tyco Electronics Ltd.	717,825	26,653
Xilinx, Inc.	255,000	5,577
		32,230
Energy Resources & Services — 1.1%
Entergy Corp.	18,600	2,223
Great Plains Energy, Inc.	131,300	3,850
PPL Corp.	213,500	11,121
		17,194

	Number of Shares	Value (000)†
Finance — 3.7%
Ameriprise Financial, Inc.#	200,900	$11,072
H&R Block, Inc.#	1,052,500	19,545
Merrill Lynch & Co., Inc.	337,900	18,138
Morgan Stanley	82,800	4,397
Prudential Financial, Inc.	83,400	7,760
		60,912
Financial Services — 0.5%
Western Union Co.	323,700	7,859
Food & Beverages — 3.3%
Anheuser-Busch Co., Inc.	340,500	17,822
Coca-Cola Co.	176,200	10,813
General Mills, Inc.	236,514	13,481
Kraft Foods, Inc., Class A	348,600	11,375
		53,491
Insurance — 4.4%
American International Group, Inc.	183,900	10,721
Aon Corp.#	380,200	18,132
Genworth Financial, Inc., Class A	906,243	23,064
Marsh & McLennan Cos., Inc.	151,800	4,018
White Mountains Insurance Group Ltd.	31,400	16,141
		72,076
Machinery & Heavy Equipment — 1.1%
Danaher Corp.	213,600	18,741
Medical Products — 1.7%
Covidien Ltd.	632,125	27,997
Medical Services & Equipment — 1.5%
Baxter International, Inc.	124,000	7,198
Cardinal Health, Inc.	293,900	16,973
		24,171
Oil & Gas — 5.7%
Baker Hughes, Inc.	67,800	5,499
BJ Services Co.	198,500	4,816
CNX Gas Corp.*	291,200	9,304
Exxon Mobil Corp.	214,700	20,115
Murphy Oil Corp.	253,000	21,465
Sempra Energy	200,000	12,376
Sunoco, Inc.	65,400	4,738
Total SA ADR	182,300	15,058
		93,371
Paper & Related Products — 0.8%
AbitibBowater, Inc.#	51,984	1,071
International Paper Co.	382,900	12,398
		13,469
Pharmaceuticals — 2.3%
Merck & Co., Inc.	137,700	8,002
Pfizer, Inc.	822,700	18,700
Wyeth#	238,700	10,548
		37,250

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

FLEXIBLY MANAGED FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Printing & Publishing — 0.1%
New York Times Co., Class A	108,900	$1,909
Real Estate — 0.5%
The St. Joe Co.#	215,700	7,660
Retail — 4.8%
CVS Caremark Corp.	311,900	12,398
Home Depot, Inc.#	526,200	14,176
Kohl's Corp.*#	79,900	3,659
Lowe's Cos., Inc.	760,100	17,193
The TJX Cos., Inc.	525,500	15,098
Wal-Mart Stores, Inc.	345,800	16,436
		78,960
Telecommunications — 3.4%
Alcatel-Lucent ADR	1,072,200	7,848
AT&T, Inc.	790,275	32,844
Motorola, Inc.	505,100	8,102
Sprint Nextel Corp.#	571,500	7,504
		56,298
Transportation & Related Services — 0.6%
Southwest Airlines Co.	866,200	10,568
TOTAL COMMON STOCKS (Cost $772,690)		860,616
	Par (000)
CORPORATE BONDS — 8.6%
Apartments — 0.3%
UDR, Inc. CONV# 4.000%, 12/15/35	$6,000	5,760
Broadcast/Media — 0.4%
Liberty Media LLC CONV 3.500%, 01/15/31	9,060	6,866
Cable Operators — 0.8%
CSC Holdings, Inc. 7.250%, 07/15/08	5,710	5,717
EchoStar DBS Corp. 5.750%, 10/01/08	7,390	7,381
		13,098
Computers & Office Equipment — 0.3%
Xerox Corp. 9.750%, 01/15/09	4,355	4,553
Containers — 0.1%
Owens-Brockway Glass Container, Inc. 8.875%, 02/15/09	925	928
Diversified Operations — 0.0%
Actuant Corp. CONV 2.000%, 11/15/23	272	471

	Par (000)	Value (000)†
Electronic Components & Semiconductors — 0.8%
Microchip Technology, Inc. 144A @CONV^ 2.125%, 12/15/37	$3,222	$3,379
Newport Corp. CONV
2.500%, 02/15/12 144A @^	1,531	1,334
2.500%, 02/15/12	2,399	2,090
Xilinx, Inc. CONV 3.125%, 03/15/37	7,400	6,364
		13,167
Energy Resources & Services — 0.9%
Duke Energy Ohio, Inc. 5.700%, 09/15/12	3,222	3,349
Peabody Energy Corp. CONV 4.750%, 12/15/36	6,316	8,006
Southern Power Co. 6.250%, 07/15/12	1,860	1,946
Teco Finance, Inc. 144A @^ 7.000%, 05/01/12	1,675	1,774
		15,075
Healthcare — 0.3%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	5,003	4,265
Insurance — 0.3%
USF&G Corp. CONV 6.088%, 03/03/09+	4,784	4,575
Medical Services & Equipment — 0.3%
Henry Schein, Inc. CONV 3.000%, 08/15/34	3,223	4,605
Metals & Mining — 0.1%
Newmont Mining Corp. 144A @CONV^
1.250%, 07/15/14	1,179	1,477
1.625%, 07/15/17	528	657
		2,134
Oil & Gas — 1.3%
Oil States International, Inc. CONV 2.375%, 07/01/25	4,750	6,116
Schlumberger Ltd. CONV
2.125%, 06/01/23	1,810	4,468
1.500%, 06/01/23	2,934	7,966
Williams Cos., Inc. 8.125%, 03/15/12	2,800	3,048
		21,598
Pharmaceuticals — 1.3%
Amgen, Inc. CONV
0.375%, 02/01/13 144A @^	9,453	8,307
0.375%, 02/01/13	5,254	4,617
Invitrogen Corp. CONV 3.250%, 06/15/25	2,967	3,449

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

FLEXIBLY MANAGED FUND

	Par (000)	Value (000)†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
IVAX Corp. CONV 4.500%, 05/15/08	$315	$328
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	5,985	5,027
		21,728
Telecommunications — 1.4%
American Tower Corp.
7.500%, 05/01/12	75	77
7.125%, 10/15/12	1,425	1,464
Lucent Technologies, Inc. CONV
2.875%, 06/15/23	2,700	2,464
2.875%, 06/15/25	5,931	4,900
Nextel Communications, Inc. 7.375%, 08/01/15	13,750	13,538
		22,443
TOTAL CORPORATE BONDS (Cost $135,017)		141,266
	Number of Shares
PREFERRED STOCKS — 2.5%
Consumer Products — 0.9%
Newell Financial Trust I CONV	299,300	13,880
Energy Resources & Services — 0.2%
NRG Energy, Inc. CONV	1,300	2,882
Finance — 0.9%
Affiliated Managers Group, Inc. 144A @CONV#^	150,000	7,875
Affiliated Managers Group, Inc. CONV	1,900	100
Federal National Mortgage Association CONV	70	5,918
		13,893
Insurance — 0.4%
Aspen Insurance Holdings Ltd. CONV	131,100	7,079
Telecommunications — 0.1%
Crown Castle International Corp. CONV	37,100	2,249
TOTAL PREFERRED STOCKS (Cost $36,793)		39,983
	Par (000)
U.S. TREASURY NOTES —7.5%
U.S. Treasury Notes
4.875%, 05/31/08	$11,815	11,887
4.875%, 05/15/09#	11,815	12,094
4.500%, 04/30/12#	26,310	27,484
4.750%, 05/15/14#	67,227	71,486
TOTAL U.S. TREASURY OBLIGATIONS (Cost $115,895)		122,951

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 18.5%
T. Rowe Price Reserve Investment Fund (Cost $302,477)	302,476,446	$302,477
	Par (000)
SECURITIES LENDING COLLATERAL —10.2%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$2,578	2,578
Barclays Time Deposit 4.000%, 01/02/08	7,732	7,732
Citigroup Variable Rate Master Note 4.600%, 01/02/08	17,933	17,933
Dexia Time Deposit 4.700%, 01/02/08	7,732	7,732
Institutional Money Market Trust 4.920%, 01/02/08	115,469	115,469
IXIS Time Deposit 4.250%, 01/02/08	7,732	7,732
National Bank of Canada Time Deposit 4.600%, 01/02/08	7,733	7,733
TOTAL SECURITIES LENDING COLLATERAL (Cost $166,909)		166,909
TOTAL INVESTMENTS — 100.0% (Cost $1,529,781)		$1,634,202

†  See Note 1 to Financial Statements.

*  Non-Income Producing Security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

CONV — Convertible Security

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at December 31, 2007 is $24,803,000.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

GROWTH STOCK FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 89.0%
Aerospace & Defense — 0.9%
General Dynamics Corp.	16,200	$1,442
Agricultural Products — 0.9%
Monsanto Co.	13,000	1,452
Banking — 1.0%
Erste Bank der Oesterreichischen Sparkassen AG*	11,973	849
Northern Trust Corp.	11,800	904
		1,753
Broadcast/Media — 2.3%
EchoStar Communications Corp.*	10,400	392
Harman International Industries, Inc.#	6,900	508
Naspers Ltd.	41,500	984
The McGraw-Hill Cos., Inc.	45,200	1,980
		3,864
Cable Operators — 0.5%
Shaw Communications, Inc., Class B	29,300	693
Shaw Communications, Inc., Class B, Non-voting	3,700	88
		781
Chemicals — 0.4%
Praxair, Inc.	6,800	603
Computer — Internet Services & Software — 5.7%
Expedia, Inc.*#	33,177	1,049
Google, Inc.*	7,100	4,910
Juniper Networks, Inc.*#	36,700	1,218
VeriSign, Inc.*	47,900	1,802
Yahoo!, Inc.*	21,800	507
		9,486
Computer — Network Products & Services — 2.3%
Cisco Systems, Inc.*	69,700	1,887
Intel Corp.	31,800	848
International Game Technology, Inc.	26,500	1,164
		3,899
Computer Services & Software — 5.9%
Automatic Data Processing, Inc.	37,900	1,688
Electronic Arts, Inc.*	24,600	1,437
EMC Corp.*	44,200	819
Infosys Technologies Ltd. ADR	17,300	785
Microsoft Corp.	117,375	4,178
TomTom NV*	11,700	881
		9,788
Computers & Office Equipment — 2.8%
Apple Inc.*	19,400	3,843
Dell, Inc.*	34,500	845
		4,688
Consumer Products — 0.4%
Reckitt Benckiser Group Plc	10,400	603
Cosmetics & Toiletries — 1.2%
Procter & Gamble Co.	27,212	1,998

	Number of Shares	Value (000)†
Distribution Services — 0.2%
Fastenal Co.#	7,000	$283
Diversified Operations — 3.6%
General Electric Co.	159,400	5,909
Electronic Components & Semiconductors — 2.3%
Hon Hai Precision Industry Co. Ltd.	79,200	987
Marvell Technology Group Ltd *#	75,900	1,061
Maxim Integrated Products, Inc.	15,900	421
Schneider Electric SA	10,266	1,391
		3,860
Energy Resources & Services — 0.7%
AES Corp.*	51,200	1,095
Entertainment — 1.5%
Nintendo Co. Ltd.	4,300	2,575
Finance — 8.2%
American Express Co	12,900	671
BlackRock, Inc.	3,300	715
Bovespa Holding SA	84,800	1,634
Charles Schwab Corp.	51,600	1,318
CME Group, Inc.	1,600	1,098
Franklin Resources, Inc.	12,300	1,407
Goldman Sachs Group, Inc.	4,500	968
Moody's Corp.#	37,600	1,342
Morgan Stanley	8,400	446
Prudential Financial, Inc.	13,800	1,284
Redecard SA*	21,600	349
State Street Corp.#	30,100	2,444
		13,676
Food & Beverages — 2.2%
Groupe DANONE	6,700	601
InBev NV	9,278	773
PepsiCo, Inc.	17,200	1,305
Sysco Corp.	32,500	1,014
		3,693
Healthcare — 1.7%
Humana, Inc.*#	11,000	828
McKesson Corp.	13,100	858
Medco Health Solutions, Inc.*	11,500	1,166
		2,852
Hotels & Gaming — 0.7%
Las Vegas Sands Corp.*#	8,800	907
MGM Mirage, Inc.*	2,900	244
		1,151
Hotels & Resorts — 0.4%
Marriott International, Inc.	19,800	677
Insurance — 4.0%
Aetna, Inc.	37,500	2,165
Assurant, Inc.	11,300	756
CIGNA Corp	16,600	892
WellPoint, Inc.*	31,900	2,799
		6,612

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

GROWTH STOCK FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Machinery & Heavy Equipment — 2.6%
Danaher Corp.	34,900	$3,062
Deere & Co.	8,000	745
Joy Global, Inc.	8,300	546
		4,353
Medical Products — 0.6%
Covidien Ltd.	22,850	1,012
Medical Services & Equipment — 4.7%
Alcon, Inc.#	6,600	944
Becton, Dickinson Co.	11,800	986
Celgene Corp.*	7,200	333
Laboratory Corp. of America Holdings*	16,300	1,231
Medtronic, Inc.	39,000	1,961
St. Jude Medical, Inc.*	16,500	671
Stryker Corp.	13,000	971
Zimmer Holdings, Inc.*	11,200	741
		7,838
Metals & Mining — 1.7%
BHP Billiton Ltd.	52,695	1,857
Freeport-McMoRan Copper & Gold, Inc.	9,800	1,004
		2,861
Oil & Gas — 6.7%
Baker Hughes, Inc.	21,900	1,776
EOG Resources, Inc.	11,900	1,062
Exxon Mobil Corp.	15,600	1,462
Murphy Oil Corp.	9,500	806
Schlumberger Ltd.	39,500	3,886
Total SA	25,248	2,098
		11,090
Pharmaceuticals — 4.3%
Allergan, Inc.	22,700	1,458
Genentech, Inc.*	24,200	1,623
Gilead Sciences, Inc.*	42,600	1,960
Merck & Co., Inc.	13,100	761
Roche Holding AG	3,746	647
Schering-Plough Corp.	29,600	789
		7,238
Restaurants — 0.9%
Yum! Brands, Inc.	38,300	1,466
Retail — 6.9%
Amazon.com, Inc.*#	18,300	1,695
B2W Companhia Global do Varejo	9,500	379
Bed Bath & Beyond, Inc.*	16,800	494
Costco Wholesale Corp.	21,800	1,521
CVS Caremark Corp.	90,179	3,585
Kohl's Corp.*#	19,300	884
Lojas Renner SA	17,000	344

	Number of Shares	Value (000)†
Retail — (continued)
Target Corp.#	10,500	$525
Walgreen Co.	29,300	1,116
Whole Foods Market, Inc.#	23,100	942
		11,485
Services — Commercial — 2.4%
Accenture Ltd.	46,500	1,675
Foster Wheeler Ltd.*	10,800	1,674
McDermott International, Inc.*	12,400	732
		4,081
Telecommunications — 7.2%
AMDOCS Ltd.*	27,000	931
America Movil S.A.B de C.V., Series L ADR	35,900	2,204
American Tower Corp *	41,800	1,781
Corning, Inc.	62,400	1,497
Crown Castle International Corp.*	46,600	1,939
Leap Wireless International, Inc.*	7,200	336
MetroPCS Communications, Inc.*	13,400	261
QUALCOMM, Inc.	33,400	1,314
Rogers Communications, Inc.#	37,700	1,706
		11,969
Transportation & Related Services — 1.2%
Expeditors International of Washington, Inc.	17,500	782
Southwest Airlines Co.	95,600	1,166
		1,948
TOTAL COMMON STOCKS (Cost $123,118)		148,081
SHORT-TERM INVESTMENTS — 2.9%
BlackRock Provident Institutional Funds - TempCash	1,873,853	1,874
BlackRock Provident Institutional Funds - TempFund	1,873,853	1,874
T. Rowe Price Reserve Investment Fund	1,015,894	1,016
TOTAL SHORT-TERM INVESTMENTS (Cost $4,764)		$4,764
	Par (000)
SECURITIES LENDING COLLATERAL — 8.1%
Bank of Montreal Time Deposit, 4.125%, 01/02/08	$174	174
Barclays Time Deposit 4.000%, 01/02/08	522	522
Dexia Time Deposit 4.700%, 01/02/08	522	522
Institutional Money Market Trust 4.920%, 01/02/08	11,282	11,282
IXIS Time Deposit 4.250%, 01/02/08	521	521

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

GROWTH STOCK FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — (continued)
National Bank of Canada Time Deposit 4.600%, 01/02/08	$521	$521
TOTAL SECURITIES LENDING COLLATERAL (Cost $13,542)		13,542
TOTAL INVESTMENTS — 100.0% (Cost $141,424)		$166,387

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value (000)†
United States	81.7%	$121,041
France	2.8%	4,090
Bermuda	1.8%	2,736
Brazil	1.8%	2,707
Japan	1.7%	2,575
Canada	1.7%	2,487
Mexico	1.5%	2,204
Australia	1.3%	1,857
Switzerland	1.1%	1,591
United Kingdom	1.0%	1,534
South Africa	0.7%	984
Taiwan	0.7%	987
Austria	0.6%	849
Netherlands	0.6%	881
India	0.5%	785
Belgium	0.5%	773
	100.0%	$148,081

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LARGE CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 91.5%
Aerospace & Defense — 0.5%
Rockwell Collins, Inc.	16,700	$1,202
Agricultural Products — 3.0%
Archer-Daniels-Midland Co.	74,100	3,440
Monsanto Co.	32,300	3,608
		7,048
Air Transportation — 0.9%
Delta Air Lines, Inc.*	150,100	2,235
Automobiles & Related — 1.2%
General Motors Corp.	13,600	338
Hertz Global Holdings, Inc.*#	158,069	2,512
		2,850
Banking — 1.7%
Marshall & Ilsley Corp.	17,200	455
PNC Financial Services Group, Inc.	33,300	2,186
SunTrust Banks, Inc.#	20,600	1,287
		3,928
Broadcast/Media — 1.1%
News Corp., Class B	43,200	918
Time Warner, Inc.	94,900	1,567
		2,485
Chemicals — 0.7%
Praxair, Inc.	19,700	1,748
Computer — Internet Services & Software — 1.1%
Juniper Networks, Inc.*#	55,600	1,846
Yahoo!, Inc.*	36,400	847
		2,693
Computer — Network Products & Services — 2.1%
Cisco Systems, Inc.*	14,800	401
Sun Microsystems, Inc.*	246,650	4,472
		4,873
Computer Services & Software — 3.8%
Microsoft Corp.	143,900	5,123
Oracle Corp.*	168,000	3,793
		8,916
Computers & Office Equipment — 1.8%
Hewlett-Packard Co.	83,700	4,225
Consumer Products — 0.3%
Altria Group, Inc.	7,800	589
Cosmetics & Toiletries — 2.3%
Colgate-Palmolive Co.	14,000	1,091
Procter & Gamble Co.	60,663	4,454
		5,545
Diversified Operations — 4.5%
3M Co.	4,500	379
Eaton Corp.	12,044	1,168
General Electric Co.	245,600	9,104
		10,651

	Number of Shares	Value (000)†
Electronic Components & Semiconductors — 0.7%
Altera Corp.	42,900	$829
Avnet, Inc.*	6,300	220
NVIDIA Corp.*	16,750	570
		1,619
Energy Resources & Services — 5.5%
Emerson Electric Co.	73,000	4,136
FPL Group, Inc.	26,343	1,786
PG&E Corp.#	51,100	2,202
PPL Corp.	46,200	2,407
Progress Energy, Inc.	49,200	2,383
		12,914
Entertainment & Leisure — 0.2%
Carnival Corp.	10,100	449
Finance — 16.2%
American Express Co.	9,800	510
Charles Schwab Corp.	100,700	2,573
Citigroup, Inc.	130,947	3,855
Federal National Mortgage Association	144,100	5,761
JPMorgan Chase & Co.	130,000	5,674
Merrill Lynch & Co., Inc.	48,800	2,620
Morgan Stanley	44,300	2,353
Paychex, Inc.	4,400	159
Prudential Financial, Inc.	15,500	1,442
The Bank of New York Mellon Corp.	201,673	9,834
Wells Fargo & Co.	115,700	3,493
		38,274
Financial Services — 0.3%
Western Union Co.	31,200	758
Food & Beverages — 6.9%
Coca-Cola Co.	72,500	4,449
Coca-Cola Enterprises, Inc.	196,021	5,102
General Mills, Inc.	11,800	673
Kraft Foods, Inc., Class A	157,900	5,152
Wm. Wrigley Jr. Co.	14,300	837
		16,213
Insurance — 3.0%
American International Group, Inc.	31,010	1,808
Aon Corp.#	72,200	3,443
Hartford Financial Services Group, Inc.	9,700	846
MetLife, Inc.	17,300	1,066
		7,163
Machinery & Heavy Equipment — 0.2%
Caterpillar, Inc.	7,500	544
Medical Services & Equipment — 0.7%
Amgen, Inc.*	36,600	1,700
Metals & Mining — 2.7%
Barrick Gold Corp.	85,200	3,583
Cia Vale do Rio Doce ADR	16,500	539
Freeport-McMoRan Copper & Gold, Inc.	21,500	2,202
		6,324

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LARGE CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Oil & Gas — 9.5%
Chevron Corp.	14,300	$1,335
Devon Energy Corp.	14,700	1,307
Exxon Mobil Corp.	118,300	11,083
Marathon Oil Corp.	12,600	767
Occidental Petroleum Corp.	19,200	1,478
Schlumberger Ltd.	20,000	1,967
Sempra Energy	16,400	1,015
Smith International, Inc.	9,600	709
Spectra Energy Corp.	61,700	1,593
Valero Energy Corp.	6,300	441
XTO Energy, Inc.	16,075	826
		22,521
Pharmaceuticals — 7.1%
Abbott Laboratories	98,400	$5,525
Bristol-Myers Squibb Co.	85,100	2,257
Eli Lilly & Co.	40,000	2,136
Schering-Plough Corp.	26,700	711
Teva Pharmaceutical Industries Ltd. ADR	96,300	4,476
Wyeth	39,000	1,723
		16,828
Retail — 6.1%
CVS Caremark Corp.	79,700	3,168
J. Crew Group, Inc.*#	52,200	2,517
Kohl's Corp.*#	32,700	1,498
Kroger Co.	67,200	1,795
Safeway, Inc.	12,300	421
SUPERVALU, Inc.	85,305	3,201
Wal-Mart Stores, Inc.	39,600	1,882
		14,482
Services — Commercial — 2.5%
IAC/InterActiveCorp*#	218,000	5,869
Telecommunications — 4.0%
AT&T, Inc.	136,397	5,669
Corning, Inc.	35,700	856
QUALCOMM, Inc.	42,200	1,661
Verizon Communications, Inc.	30,700	1,341
		9,527
Transportation & Related Services — 0.6%
United Parcel Service, Inc., Class B	21,500	1,520
Waste Management — 0.3%
Waste Management, Inc.	22,472	734
TOTAL COMMON STOCKS (Cost $196,266)		216,427
PREFERRED STOCKS — 0.3%
Pharmaceuticals — 0.3%
Mylan, Inc.	697	708
(Cost $697)

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Provident Institutional Funds - TempFund	1,799,424	$1,799
BlackRock Provident Institutional Funds - TempCash	1,799,427	1,800
TOTAL SHORT-TERM INVESTMENTS (Cost $3,599)		3,599
	Par (000)
SECURITIES LENDING COLLATERAL — 6.7%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$99	99
Barclays Time Deposit 4.000%, 01/02/08	296	296
Citigroup Variable Rate Master Note 4.600%, 01/02/08	1,761	1,761
Dexia Time Deposit 4.700%, 01/02/08	296	296
Institutional Money Market Trust 4.920%, 01/02/08	12,895	12,895
IXIS Time Deposit 4.250%, 01/02/08	296	296
National Bank of Canada Time Deposit 4.600%, 01/02/08	296	296
TOTAL SECURITIES LENDING COLLATERAL (Cost $15,939)		15,939
TOTAL INVESTMENTS — 100.0% (Cost $216,501)		$236,673

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

LARGE CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 79.5%
Advertising — 1.5%
Omnicom Group, Inc.	11,595	$551
Aerospace & Defense — 2.5%
Boeing Co.	10,440	913
Automobiles & Related — 1.5%
Rockwell Automation, Inc.	8,065	556
Chemicals — 4.7%
Ecolab, Inc.	15,535	796
Praxair, Inc.	10,200	905
		1,701
Computer — Internet Services & Software — 3.3%
Google, Inc.*	1,704	1,178
Computer — Network Products & Services — 6.1%
Cisco Systems, Inc.*	38,295	1,037
Intel Corp.	44,415	1,184
		2,221
Computer Services & Software — 4.6%
Electronic Arts, Inc.*	8,550	499
EMC Corp.*	38,990	723
Microsoft Corp.#	12,230	435
		1,657
Computers & Office Equipment — 2.0%
Dell, Inc.*#	30,135	739
Cosmetics & Toiletries — 3.5%
Procter & Gamble Co.	17,160	1,260
Diversified Operations — 5.1%
General Electric Co.	15,725	583
Illinois Tool Works, Inc.#	14,615	783
ITT Corp.	7,225	477
		1,843
Electronic Components & Semiconductors — 2.8%
Linear Technology Corp.	12,665	403
Texas Instruments, Inc.#	18,085	604
		1,007
Entertainment & Leisure — 1.8%
Carnival Corp.	14,640	651
Finance — 8.1%
CIT Group, Inc.	19,400	466
Merrill Lynch & Co., Inc.	11,945	641
State Street Corp.#	15,645	1,270
T. Rowe Price Group, Inc.#	9,175	559
		2,936
Food & Beverages — 1.7%
PepsiCo, Inc.	8,125	617
Instruments — Controls — 1.9%
Johnson Controls, Inc.	19,260	694
Medical Services & Equipment — 3.6%
Medtronic, Inc.	11,245	565
ResMed, Inc.*	13,900	730
		1,295
Oil & Gas — 5.0%
Baker Hughes, Inc.	8,450	685
Exxon Mobil Corp.#	7,345	688
Schlumberger Ltd.	4,340	427
		1,800

	Number of Shares	Value (000)†
Pharmaceuticals — 6.9%
Alcon, Inc.#	5,435	$778
Express Scripts, Inc.*	8,125	593
Gilead Sciences, Inc.*	24,020	1,105
		2,476
Restaurants — 1.3%
Starbucks Corp.*	22,115	453
Retail — 7.4%
Coach, Inc.*	14,805	453
Kohl's Corp.*#	14,790	677
The TJX Cos., Inc.	24,205	696
Walgreen Co.	22,250	847
		2,673
Telecommunications — 2.3%
Corning, Inc.	34,370	825
Waste Management — 1.9%
Waste Management, Inc.	20,670	675
TOTAL COMMON STOCKS (Cost $26,352)		28,721
SHORT-TERM INVESTMENTS — 1.9%
BlackRock Provident Institutional Funds - TempCash	340,139	340
BlackRock Provident Institutional Funds - TempFund	340,139	340
TOTAL SHORT-TERM INVESTMENTS (Cost $680)		680
	Par (000)
SECURITIES LENDING COLLATERAL — 18.6%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$51	51
Barclays Time Deposit 4.000%, 01/02/08	154	154
Citigroup Variable Rate Master Note 4.600%, 01/02/08	443	443
Dexia Time Deposit 4.700%, 01/02/08	154	154
IXIS Time Deposit 4.250%, 01/02/08	154	154
Institutional Money Market Trust 4.920%, 01/02/08	5,610	5,610
National Bank Of Canada Time Deposit 4.600%, 01/02/08	154	154
TOTAL SECURITIES LENDING COLLATERAL (Cost $6,720)		6,720
TOTAL INVESTMENTS — 100.0% (Cost $33,752)		$36,121

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 92.8%
Advertising — 0.2%
Interpublic Group of Cos., Inc.*#	9,131	$74
Monster Worldwide, Inc.*	2,478	80
Omnicom Group, Inc.	6,332	301
		455
Aerospace & Defense — 2.0%
Boeing Co.	15,014	1,313
General Dynamics Corp.	7,794	694
Lockheed Martin Corp.	6,723	708
Northrop Grumman Corp.	6,554	515
Raytheon Co.	8,316	505
Rockwell Collins, Inc.	3,156	227
United Technologies Corp.	19,149	1,466
		5,428
Agricultural Products — 0.7%
Archer-Daniels-Midland Co.	12,454	578
Monsanto Co.	10,593	1,183
		1,761
Automobiles & Related — 0.7%
Ford Motor Co.*	40,879	275
General Motors Corp.	10,964	273
Genuine Parts Co.	3,252	151
Goodrich Corp.	2,419	171
Harley-Davidson, Inc.	4,677	218
PACCAR, Inc.	7,135	389
Rockwell Automation, Inc.	2,890	199
The Goodyear Tire & Rubber Co.*	4,646	131
		1,807
Banking — 3.6%
Bank of America Corp.	85,981	3,548
BB&T Corp.#	10,644	326
Comerica, Inc.#	2,925	127
Commerce Bancorp, Inc.#	3,774	144
Fifth Third Bancorp	10,318	259
First Horizon National Corp.#	2,448	44
Hudson City Bancorp, Inc.	10,081	151
Huntington Bancshares, Inc.	7,088	105
KeyCorp	7,531	177
M&T Bank Corp.	1,447	118
Marshall & Ilsley Corp.	4,984	132
National City Corp.	12,274	202
Northern Trust Corp.	3,706	284
PNC Financial Services Group, Inc.	6,771	445
Regions Financial Corp.	13,465	318
Sovereign Bancorp, Inc.	6,982	80
SunTrust Banks, Inc.#	6,765	423
U.S. Bancorp#	33,449	1,062
Wachovia Corp.#	38,269	1,455
Zions Bancorp	2,092	98
		9,498

	Number of Shares	Value (000)†
Broadcast/Media — 1.9%
CBS Corp., Class B	13,270	$362
Clear Channel Communications, Inc.	9,645	333
Comcast Corp., Class A*	59,534	1,087
Gannett Co., Inc.	4,497	175
Harman International Industries, Inc.	1,171	86
Meredith Corp.	735	40
News Corp., Class A	44,813	918
The McGraw-Hill Cos., Inc.	6,373	279
Time Warner, Inc.	70,023	1,156
Viacom, Inc., Class B*	12,712	558
		4,994
Building & Real Estate — 0.1%
CB Richard Ellis Group, Inc., Class A*	3,834	83
D.R. Horton, Inc.	5,369	71
KB Home#	1,492	32
Lennar Corp.#	2,700	48
Pulte Homes, Inc.	4,116	43
		277
Building Products & Supplies — 0.2%
Centex Corp.	2,354	59
Masco Corp.	7,144	154
Trane, Inc.	3,320	155
Vulcan Materials Co.#	2,096	166
		534
Cable Operators — 0.1%
The DIRECTV Group, Inc.*	13,907	322
Chemicals — 1.3%
Air Products & Chemicals, Inc.	4,172	411
Dow Chemical Co.	18,295	721
E.I. du Pont de Nemours & Co.	17,416	768
Eastman Chemical Co.	1,569	96
Ecolab, Inc.	3,383	173
Hercules, Inc.	2,240	43
Pall Corp.	2,375	96
PPG Industries, Inc.	3,172	223
Praxair, Inc.	6,119	543
Rohm & Haas Co.	2,427	129
Sigma-Aldrich Corp.	2,518	137
		3,340
Computer — Internet Services & Software — 2.0%
Akamai Technologies, Inc.*	3,219	111
eBay, Inc.*	22,025	731
Expedia, Inc.*#	4,023	127
Google, Inc., Class A*	4,484	3,101
Juniper Networks, Inc.*	10,104	335
Symantec Corp.*	16,801	271
Yahoo!, Inc.*	25,890	602
		5,278

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Computer — Network Products & Services — 2.7%
Cisco Systems, Inc.*	117,532	$3,182
Intel Corp.	113,270	3,020
International Game Technology, Inc.	6,110	268
Network Appliance, Inc.*	6,667	166
Sun Microsystems, Inc.*	16,051	291
Teradata Corp.*	3,506	96
VeriSign, Inc.*	4,280	161
		7,184
Computer Services & Software — 4.2%
Adobe Systems, Inc.*	11,115	475
Affiliated Computer Services, Inc., Class A*	1,946	88
Autodesk, Inc.*	4,473	223
Automatic Data Processing, Inc.	10,193	454
BMC Software, Inc.*	3,793	135
CA, Inc.	7,591	189
Citrix Systems, Inc.*	3,675	140
Cognizant Technology Solutions, Inc., Class A*	5,625	191
Computer Sciences Corp.*	3,370	167
Compuware Corp.*	5,544	49
Electronic Arts, Inc.*	6,101	356
Electronic Data Systems Corp.	9,920	206
EMC Corp.*	40,647	753
Intuit, Inc.*	6,445	204
Lexmark International, Inc., Class A*	1,835	64
Microsoft Corp.	155,864	5,549
Novell, Inc.*	6,777	47
Oracle Corp.*	76,393	1,725
Total System Services, Inc.	3,834	107
Unisys Corp.*	6,736	32
		11,154
Computers & Office Equipment — 3.8%
Apple, Inc.*	16,961	3,360
Dell, Inc.*	43,413	1,064
Hewlett-Packard Co.	49,943	2,521
International Business Machines Corp.#	26,694	2,886
Xerox Corp.	17,908	290
		10,121
Consumer Products — 1.9%
Altria Group, Inc.	40,804	3,084
Brunswick Corp.	1,703	29
Clorox Co.	2,683	175
Fortune Brands, Inc.#	2,959	214
Hasbro, Inc.	2,849	73
Mattel, Inc.	7,106	135
Newell Rubbermaid, Inc.	5,410	140
NIKE, Inc., Class B	7,439	478
Polo Ralph Lauren Corp.#	1,140	70
Reynolds American, Inc.#	3,314	219
UST, Inc.	3,034	166
V.F. Corp.	1,705	117
Whirlpool Corp.	1,497	122
		5,022

	Number of Shares	Value (000)†
Containers — 0.1%
Ball Corp.	1,946	$88
Bemis Co., Inc.	1,947	53
Pactiv Corp.*	2,527	67
		208
Cosmetics & Toiletries — 2.3%
Avon Products, Inc.	8,312	329
Colgate-Palmolive Co.	9,875	770
Kimberly-Clark Corp.	8,196	568
Procter & Gamble Co.	60,163	4,417
The Estee Lauder Cos., Inc., Class A	2,205	96
		6,180
Diversified Operations — 4.3%
3M Co.	13,817	1,165
Ashland, Inc.	1,085	51
Eaton Corp.	2,838	275
General Electric Co.	195,782	7,258
Honeywell International, Inc.	14,466	891
Illinois Tool Works, Inc.	8,008	429
International Flavors & Fragrances, Inc.	1,575	76
ITT Corp.	3,512	232
Leggett & Platt, Inc.	3,295	57
Leucadia National Corp.#	3,275	154
Patterson Cos., Inc.*	2,708	92
Textron, Inc.	4,828	344
Tyco International Ltd.	9,585	380
		11,404
Education — 0.1%
Apollo Group, Inc., Class A*	2,649	186
Electronic Components & Semiconductors — 1.7%
Advanced Micro Devices, Inc.*#	11,694	88
Agilent Technologies, Inc.*	7,488	275
Altera Corp.	6,506	126
Analog Devices, Inc.	5,876	186
Applies Materials, Inc.	26,697	474
Broadcom Corp., Class A*	9,114	238
Jabil Circuit, Inc.	4,030	62
KLA-Tencor Corp.	3,528	170
Linear Technology Corp.	4,329	138
LSI Corp.*	13,675	73
MEMC Electronic Materials, Inc.*	4,438	393
Microchip Technology, Inc.	4,150	130
Micron Technology, Inc.*	14,731	107
Molex, Inc.	2,742	75
National Semiconductor Corp.	4,551	103
Novellus Systems, Inc.*	2,250	62
NVIDIA Corp.*	10,762	366
QLogic Corp.*	2,651	38
SanDisk Corp.*	4,421	147
Teradyne, Inc.*	3,363	35
Texas Instruments, Inc.#	27,086	905
Tyco Electronics Ltd.	9,631	358
Xilinx, Inc.	5,695	125
		4,674

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Energy Resources & Services — 3.9%
AES Corp.*	12,965	$277
Allegheny Energy, Inc.*	3,220	205
Ameren Corp.	4,029	218
American Electric Power Co., Inc.	7,749	361
Centerpoint Energy, Inc.	6,223	107
CMS Energy Corp.#	4,360	76
CONSOL Energy, Inc.	3,515	251
Consolidated Edison, Inc.	5,259	257
Constellation Energy Group	3,499	359
Cooper Industries Ltd., Class A	3,488	184
Dominion Resources, Inc.	11,329	538
DTE Energy Co.	3,171	139
Duke Energy Corp.	24,429	493
Dynegy, Inc., Class A*	9,604	69
Edison International	6,311	337
Emerson Electric Co.	15,250	864
Entergy Corp.	3,765	450
Exelon Corp.	12,785	1,044
FirstEnergy Corp.	5,905	427
FPL Group, Inc.	7,886	535
Integrys Energy Group, Inc.	1,477	76
NiSource, Inc.	5,311	100
Peabody Energy Corp.	5,129	316
Pepco Holdings, Inc.	3,879	114
PG&E Corp.#	6,858	296
Pinnacle West Capital Corp.	1,944	82
PPL Corp.	7,210	376
Progress Energy, Inc.	5,021	243
Public Service Enterprise Group, Inc.	4,926	484
Questar Corp.	3,346	181
Southern Co.	14,712	570
Teco Energy, Inc.	4,081	70
Xcel Energy, Inc.	8,135	184
		10,283
Entertainment & Leisure — 0.8%
Carnival Corp.	8,461	376
GameStop Corp., Class A*	3,081	191
Harrah's Entertainment, Inc.	3,633	322
The Walt Disney Co.	36,875	1,190
		2,079
Fiber Optics — 0.0%
JDS Uniphase Corp.*	4,251	57
Finance — 8.4%
Ambac Financial Group, Inc.#	1,967	51
American Capital Strategies Ltd.	3,714	122
American Express Co.	22,654	1,178
Ameriprise Financial, Inc.	4,492	248
Bank of New York Mellon Corp.	22,059	1,076
Bear Stearns Cos., Inc.#	2,236	197
Capital One Financial Corp.	7,570	358
Charles Schwab Corp.	18,146	464
CIT Group, Inc.	3,673	88
Citigroup, Inc.	96,713	2,847

	Number of Shares	Value (000)†
Finance — (continued)
CME Group, Inc.	1,060	$727
Countrywide Financial Corp.#	11,210	100
Discover Financial Services	9,251	140
E*TRADE Financial Corp.*#	8,209	29
Equifax, Inc.	2,554	93
Federal National Mortgage Association	18,949	758
Federated Investors, Inc.#	1,675	69
Fidelity National Information Services, Inc.	3,306	138
Franklin Resources, Inc.	3,132	358
Freddie Mac	12,815	437
Goldman Sachs Group, Inc.	7,703	1,657
H&R Block, Inc.	6,296	117
IntercontinentalExchange, Inc.*	1,347	259
Janus Capital Group, Inc.	2,972	98
JPMorgan Chase & Co.	65,073	2,840
Legg Mason, Inc.	2,601	190
Lehman Brothers Holdings, Inc.#	10,268	672
MBIA, Inc.#	2,432	45
Merrill Lynch & Co., Inc.	16,583	890
Moody's Corp.#	4,154	148
Morgan Stanley	20,558	1,092
NYSE Euronext	5,133	451
Paychex, Inc.	6,460	234
Prudential Financial, Inc.	8,795	818
SLM Corp.	9,992	201
State Street Corp.	7,481	607
T. Rowe Price Group, Inc.	5,115	311
Washington Mutual, Inc.#	16,829	229
Wells Fargo & Co.	65,370	1,974
		22,311
Financial Services — 0.1%
Western Union Co.	14,547	353
Food & Beverages — 3.6%
Anheuser-Busch Co., Inc.	14,216	744
Brown-Forman Corp.	1,673	124
Campbell Soup Co.#	4,310	154
Coca-Cola Co.	38,501	2,363
Coca-Cola Enterprises, Inc.	5,544	144
ConAgra Foods, Inc.	9,439	225
Constellation Brands, Inc., Class A*	3,755	89
Dean Foods Co.	2,549	66
General Mills, Inc.	6,541	373
HJ Heinz Co.	6,139	287
Kellogg Co.	5,112	268
Kraft Foods, Inc., Class A	29,973	978
McCormick & Co., Inc.	2,474	94
Molson Coors Brewing Co.	2,647	137
PepsiCo, Inc.	31,183	2,367
Sara Lee Corp.	14,029	225
Sysco Corp.	11,781	368
The Hershey Co.	3,254	128
The Pepsi Bottling Group, Inc.	2,686	106
Tyson Foods, Inc., Class A	5,304	81
Wm. Wrigley Jr. Co.	4,220	247
		9,568

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Forest Products — 0.0%
Plum Creek Timber Co.	3,337	$154
Healthcare — 1.1%
Coventry Health Care, Inc.*	3,000	178
Humana, Inc.*	3,282	247
IMS Health, Inc.	3,758	87
McKesson Corp.	5,606	367
Medco Health Solutions, Inc.*	5,181	525
Tenet Healthcare Corp.*	9,184	47
UnitedHealth Group, Inc.	25,032	1,457
		2,908
Hotels & Resorts — 0.1%
Marriott International, Inc., Class A	6,055	207
Wyndham Worldwide Corp.	3,446	81
		288
Human Resources — 0.0%
Robert Half International, Inc.	3,120	84
Instruments — Controls — 0.5%
Johnson Controls, Inc.	11,503	415
Millipore Corp.*	1,057	77
Parker Hannifin Corp.	3,258	245
PerkinElmer, Inc.	2,296	60
Thermo Fisher Scientific, Inc.*	8,173	471
Waters Corp.*	1,945	154
		1,422
Insurance — 4.4%
ACE Ltd.	6,384	394
Aetna, Inc.	9,693	560
AFLAC, Inc.	9,450	592
American International Group, Inc.	49,133	2,864
Aon Corp.#	5,687	271
Assurant, Inc.	1,850	124
Chubb Corp.	7,434	406
CIGNA Corp.	5,408	291
Cincinnati Financial Corp.	3,215	127
Genworth Financial, Inc., Class A	8,497	216
Hartford Financial Services Group, Inc.	6,079	530
Lincoln National Corp.	5,215	304
Loews Corp.	8,515	429
Marsh & McLennan Cos., Inc.	10,076	267
MetLife, Inc.	14,347	884
MGIC Investment Corp.#	1,584	36
Principal Financial Group, Inc.	5,067	349
Progressive Corp.	13,523	259
SAFECO Corp.	1,831	102
The Allsate Corp.	11,056	577
The Travelers Cos., Inc.	12,494	672
Torchmark Corp.	1,785	108
Unum Group	6,990	166
WellPoint, Inc.*	11,068	971
XL Capital Ltd., Class A	3,453	174
		11,673

	Number of Shares	Value (000)†
Machinery & Heavy Equipment — 1.2%
Black & Decker Corp.	1,211	$84
Caterpillar, Inc.	12,320	894
Cummins, Inc.	1,978	252
Danaher Corp.	4,904	430
Deere & Co.	8,596	800
Dover Corp.	3,849	177
Ingersoll-Rand Co., Class A	5,277	245
Snap-On, Inc.	1,116	54
Terex Corp.*	1,987	130
The Manitowoc Co., Inc.	2,515	123
The Stanley Works	1,592	77
		3,266
Medical Products — 0.2%
Covidien Ltd.	9,645	427
Medical Services & Equipment — 2.2%
Amgen, Inc.*	21,070	978
Baxter International, Inc.	12,283	713
Becton, Dickinson & Co.	4,724	395
C.R. Bard, Inc.	1,973	187
Cardinal Health, Inc.	7,004	404
Celgene Corp.*	7,475	345
Genzyme Corp.*	5,152	384
Laboratory Corp. of America Holdings*	2,231	169
Medtronic, Inc.	21,903	1,101
Quest Diagnostics, Inc.	3,037	161
St. Jude Medical, Inc.*	6,632	270
Stryker Corp.	4,612	345
Zimmer Holdings, Inc.*	4,547	301
		5,753
Medical Supplies & Equipment — 0.2%
Boston Scientific Corp.*	25,992	302
Varian Medical Systems, Inc.*	2,423	126
		428
Metal Components & Products — 0.7%
Alcoa, Inc.	16,430	601
Allegheny Technologies, Inc.	1,981	171
Nucor Corp.	5,577	330
Precision Castparts Corp.	2,675	371
United States Steel Corp.	2,288	277
		1,750
Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	7,398	758
Newmont Mining Corp.	8,753	427
Titanium Metals Corp.#	1,696	45
		1,230
Office Equipment & Services — 0.1%
Pitney Bowes, Inc.#	4,201	160
Office Supplies — 0.0%
Avery Dennison Corp.	2,062	110

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Oil & Gas — 12.0%
Andarko Petroleum Corp.	9,034	$593
Apache Corp.	6,415	690
Baker Hughes, Inc.	6,164	500
BJ Services Co.	5,672	138
Chesapeake Energy Corp.	8,799	345
Chevron Corp.	40,903	3,817
ConocoPhillips	30,987	2,736
Devon Energy Corp.	8,619	766
El Paso Energy Corp.	13,570	234
ENSCO International, Inc.	2,806	167
EOG Resources, Inc.	4,765	425
Exxon Mobil Corp.	105,843	9,916
Halliburton Co.#	17,070	647
Hess Corp.	5,384	543
Marathon Oil Corp.	13,759	837
Murphy Oil Corp.	3,644	309
Nabors Industries Ltd.*	5,486	150
National-Oilwell Varco, Inc.*	6,909	508
NICOR, Inc.	874	37
Noble Corp.	5,192	293
Noble Energy, Inc.	3,325	264
Occidental Petroleum Corp.	16,051	1,236
Range Resources Corp.	2,890	148
Rowan Cos., Inc.	2,155	85
Schlumberger Ltd.	23,166	2,279
Sempra Energy	5,064	313
Smith International, Inc.	3,880	287
Spectra Energy Corp.	12,249	316
Sunoco, Inc.	2,277	165
Tesoro Corp.	2,653	127
The Williams Cos., Inc.	11,498	411
Transocean, Inc.*	6,160	882
Valero Energy Corp.	10,663	747
Weatherford International Ltd.*	6,534	448
XTO Energy, Inc.	9,368	481
		31,840
Paper & Related Products — 0.3%
International Paper Co.	8,294	269
MeadWestvaco Corp.	3,578	112
Sealed Air Corp.	3,129	72
Weyerhaeuser Co.	4,059	299
		752
Pharmaceuticals — 6.6%
Abbott Laboratories	29,935	1,681
Allergan, Inc.	5,946	382
AmerisourceBergen Corp.	3,253	146
Applera Corp. - Applied Biosystems Group	3,258	111
Barr Pharmaceuticals, Inc.*	2,087	111
Biogen Idec, Inc.*	5,683	323
Bristol-Myers Squibb Co.	38,328	1,016
Eli Lilly & Co.	19,117	1,021
Express Scripts, Inc.*	4,882	356
Forest Laboratories, Inc.*	6,041	220

	Number of Shares	Value (000)†
Pharmaceuticals — (continued)
Gilead Sciences, Inc.*	18,031	$830
Hospira, Inc.*	3,052	130
Johnson & Johnson	55,439	3,698
King Pharmaceuticals, Inc.*	4,735	49
Merck & Co., Inc.	42,165	2,450
Mylan, Inc.#	5,858	82
Pfizer, Inc.	132,310	3,007
Schering-Plough Corp.	31,378	836
Watson Pharmaceuticals, Inc.*	2,007	54
Wyeth	25,942	1,146
		17,649
Photography Equipment & Supplies — 0.0%
Eastman Kodak Co.#	5,578	122
Printing & Publishing — 0.1%
Donnelley (R.R.) & Sons Co.	4,157	157
New York Times Co., Class A	2,786	49
The Washington Post Co., Class B	112	89
		295
Restaurants — 0.8%
Darden Restaurants, Inc.	2,748	76
McDonald's Corp.	22,912	1,350
Starbucks Corp.*	14,149	290
Wendy's International, Inc.	1,693	44
Yum! Brands, Inc.	9,852	377
		2,137
Retail — 4.4%
Abercrombie & Fitch Co., Class A	1,668	133
Amazon.com, Inc.*#	5,951	551
AutoNation, Inc.*	2,672	42
AutoZone, Inc.*	855	103
Bed Bath & Beyond, Inc.*	5,130	151
Best Buy Co., Inc.	6,798	358
Big Lots, Inc.*	1,751	28
Circuit City Stores, Inc.#	3,265	14
Coach, Inc.*	7,131	218
Costco Wholesale Corp.	8,409	587
CVS Caremark Corp.	28,611	1,137
Dillard's, Inc., Class A#	1,106	21
Family Dollar Stores, Inc.	2,721	52
Gap, Inc.	9,022	192
Home Depot, Inc.	32,693	881
J.C. Penney Co., Inc.	4,295	189
Kohl's Corp.*#	6,076	278
Kroger Co.	13,195	352
Limited Brands, Inc.#	6,020	114
Liz Claiborne, Inc.	1,927	39
Lowe's Cos., Inc.	28,334	641
Macy's, Inc.	8,388	217
Nordstrom, Inc.#	3,641	134
Office Depot, Inc.*	5,287	74
OfficeMax, Inc.	1,460	30
RadioShack Corp.	2,539	43

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Retail — (continued)
Safeway, Inc.	8,570	$293
Sears Holding Corp.*#	1,413	144
Sherwin-Williams Co.	2,019	117
Staples, Inc.	13,698	316
SUPERVALU, Inc.	4,095	154
Target Corp.	16,095	805
The TJX Cos., Inc.	8,466	243
Tiffany & Co.	2,627	121
Walgreen Co.	19,210	732
Wal-Mart Stores, Inc.	45,774	2,176
Whole Foods Market, Inc.#	2,699	110
		11,790
Services — Commercial — 0.3%
Cintas Corp.	2,615	88
Convergys Corp.*	2,523	42
Fiserv, Inc.*	3,189	177
Fluor Corp.	1,713	250
IAC/InterActiveCorp*#	3,571	96
Jacobs Engineering Group, Inc.*	2,340	224
		877
Telecommunications — 4.6%
American Tower Corp., Class A*	7,840	334
AT&T, Inc.	117,489	4,883
CenturyTel, Inc.	2,138	89
Ciena Corp.*	1,666	57
Citizens Communications Co.	6,349	81
Corning, Inc.	30,527	732
Embarq Corp.	2,960	147
L-3 Communications Holdings, Inc.#	2,436	258
Motorola, Inc.	44,252	710
QUALCOMM, Inc.	31,702	1,247
Qwest Communications International, Inc.*	30,419	213
Sprint Nextel Corp.#	55,097	723
Tellabs, Inc.*	8,507	56
The E.W. Scripps Co., Class A	1,735	78
Verizon Communications, Inc.	55,992	2,446
Windstream Corp.	9,242	120
		12,174
Textiles & Apparel — 0.0%
Jones Apparel Group, Inc.	1,651	26
Transportation & Related Services — 1.7%
Burlington Northern Santa Fe Corp.	5,773	480
C.H. Robinson Worldwide, Inc.	3,288	178
CSX Corp.	8,144	358
Expeditors International of Washington, Inc.	4,128	184
FedEx Corp.	5,991	534
Norfolk Southern Corp.	7,501	378
Ryder Systems, Inc.	1,124	53
Southwest Airlines Co.	14,220	173
Union Pacific Corp.	5,087	639
United Parcel Service, Inc., Class B	20,357	1,440
		4,417

	Number of Shares	Value (000)†
Waste Management — 0.1%
Allied Waste Industries, Inc.*	5,609	$62
Waste Management, Inc.	9,847	322
		384
Wholesale Distributor — 0.0%
Grainger (W.W.), Inc.	1,304	114
TOTAL COMMON STOCKS (Cost $214,616)		246,708
REAL ESTATE INVESTMENT TRUSTS — 1.0%
Apartments — 0.2%
Apartment Investment & Management Co., Class A	1,851	64
AvalonBay Communities, Inc.	1,525	144
Equity Residential Properties Trust	5,251	192
		400
Building & Real Estate — 0.1%
Kimco Realty Corp.	4,895	178
Diversified Operations — 0.1%
Vornado Realty Trust	2,595	228
Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	10,120	172
Starwood Hotels & Resorts Worldwide, Inc.	3,857	170
		342
Industrial — 0.1%
Prologis	4,988	316
Office Property — 0.1%
Boston Properties, Inc.	2,310	212
Regional Malls — 0.2%
General Growth Properties, Inc.	4,723	195
Simon Property Group, Inc.	4,320	375
		570
Storage — 0.1%
Public Storage	2,412	177
Strip Centers — 0.0%
Developers Diversified Realty Corp.#	2,380	91
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,437)		2,514
RIGHTS — 0.0%
Seagate Tax Refund Rights* (Cost $0)	4,100	0
	Par (000)
U. S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills 4.810%, 02/07/08^^	$135	135
4.730%, 02/07/08^^	50	50
3.810%, 02/07/08^^	50	50
TOTAL U.S. TREASURY OBLIGATIONS (Cost $234)		235

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INDEX 500 FUND

	Number of Shares	Value (000)†
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Provident Institutional Funds - TempCash (Cost $3,834)	3,834,091	$3,834
	Par (000)
SECURITIES LENDING COLLATERAL — 4.7%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$131	131
Barclays Time Deposit 4.000%, 01/02/08	394	394
Citigroup Variable Rate Master Note 4.600%, 01/02/08	752	752
Dexia Time Deposit 4.700.%, 01/02/08	394	394
Institutional Money Market Trust 4.920%, 01/02/08	10,150	10,150
IXIS Time Deposit 4.250%, 01/02/08	394	394
National Bank of Canada Time Deposit 4.600%, 01/02/08	394	394
TOTAL SECURITIES LENDING COLLATERAL (Cost $12,609)		12,609
TOTAL INVESTMENTS — 100.0% (Cost $233,730)		$265,900

†   See Note 1 to Financial Statements.

*   Non-income producing security.

#   Security position is either entirely or partially on loan.

^^  Market value held as collateral for the open futures contract.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MID CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 83.4%
Advertising — 0.8%
Focus Media Holding Ltd. ADR*#	17,820	$1,012
Aerospace & Defense — 0.7%
BE Aerospace, Inc.*#	17,850	944
Agricultural Products — 1.8%
Bunge Ltd.	8,180	952
The Mosaic Co.*	14,520	1,370
		2,322
Banking — 1.0%
Northern Trust Corp.	17,180	1,316
Broadcast/Media — 1.5%
Central European Media Enterprises Ltd., Class A*	7,280	844
Dolby Laboratories, Inc., Class A*	22,870	1,137
		1,981
Chemicals — 1.1%
Air Products & Chemicals, Inc.	13,910	1,372
Computer — Internet Services & Software — 4.5%
Equinix, Inc.*#	6,170	624
Juniper Networks, Inc.*#	48,060	1,596
McAfee, Inc.*	14,470	543
Priceline.com, Inc.*	5,630	647
Sina Corp.*	13,870	615
VeriSign, Inc.*	49,290	1,854
		5,879
Computer — Network Products & Services — 2.3%
Atheros Communications*	25,580	781
Foundry Networks, Inc.*	39,310	689
Seagate Technology	46,050	1,174
Sigma Designs, Inc.*#	7,440	411
		3,055
Computer Services & Software — 4.8%
Activision, Inc.*	33,250	988
Citrix Systems, Inc.*	36,700	1,395
Electronic Arts, Inc.*	26,490	1,547
Nuance Communications, Inc.*#	26,410	493
Omniture, Inc.*	18,950	631
Salesforce.com, Inc.*	19,590	1,228
		6,282
Containers — 1.5%
Owens-Illinois, Inc.*	39,640	1,962
Diversified Operations — 1.7%
Harsco Corp.	20,520	1,315
SPX Corp.	9,310	958
		2,273
Education — 1.2%
Apollo Group, Inc., Class A*	21,410	1,502
Electronic Components & Semiconductors — 5.9%
Ametek, Inc.	29,105	1,363
Cavium Networks, Inc.*	20,610	474

	Number of Shares	Value (000)†
Electronic Components & Semiconductors — (continued)
Cypress Semiconductor Corp.*	20,270	$730
MEMC Electronic Materials, Inc.*	20,950	1,854
NVIDIA Corp.*#	36,330	1,236
Silicon Laboratories, Inc.*	17,360	650
Varian Semiconductor Equipment Associates, Inc.*	36,582	1,354
		7,661
Energy Resources & Services — 3.7%
Allegheny Energy, Inc.	14,740	938
Consol Energy, Inc.	12,950	926
Covanta Holding Corp.*	19,960	552
NRG Energy, Inc.*	34,100	1,478
Questar Corp.	16,650	901
		4,795
Entertainment & Leisure — 1.4%
GameStop Corp., Class A*	29,630	1,840
Finance — 6.9%
Affiliated Managers Group, Inc.*#	6,225	731
BlackRock, Inc.	4,120	893
Intercontinental Exchange, Inc.*	9,420	1,813
MasterCard, Inc., Class A	8,320	1,790
Nymex Holdings, Inc.#	11,800	1,577
T. Rowe Price Group, Inc.#	36,260	2,208
		9,012
Food & Beverages — 2.7%
HJ Heinz Co.	20,320	949
Molson Coors Brewing Co., Class B	13,090	676
The Pepsi Bottling Group, Inc.	19,030	751
Wm. Wrigley Jr. Co.	20,330	1,190
		3,566
Hotels & Gaming — 2.3%
Melco PBL Entertainment Macau Ltd. ADR*	50,560	584
WMS Industries, Inc.*	35,355	1,295
Wynn Resorts Ltd.	9,660	1,083
		2,962
Instruments — Controls — 0.4%
Waters Corp.*	6,910	546
Insurance — 0.7%
AON Corp.#	18,350	875
Machinery & Heavy Equipment — 3.0%
AGCO Corp.*	22,200	1,509
Flowserve Corp.	15,370	1,479
The Manitowoc Co., Inc.	18,200	889
		3,877
Manufacturing — 2.2%
First Solar, Inc.*	6,970	1,862
Roper Industries, Inc.	17,160	1,073
		2,935

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MID CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Medical Services & Equipment — 2.8%
DENTSPLY International, Inc.	19,190	$864
Henry Schein, Inc.*	13,980	858
Intuitive Surgical, Inc.*	4,260	1,382
Inverness Medical Innovations, Inc.*	10,340	581
		3,685
Medical Supplies & Equipment — 0.6%
Hologic, Inc.*#	10,720	736
Metal Components & Products — 1.2%
Precision Castparts Corp.	10,840	1,504
Metals & Mining — 0.7%
Steel Dynamics, Inc.	15,870	945
Oil & Gas — 8.9%
Diamond Offshore Drilling, Inc.#	11,390	1,617
Exterran Holdings, Inc.*	10,330	845
National-Oilwell Varco, Inc.*	20,960	1,540
Quicksilver Resources, Inc.*#	23,020	1,372
Range Resources Corp.	38,555	1,980
Southwestern Energy Co.*#	21,150	1,178
The Williams Cos., Inc.	40,710	1,457
Weatherford International Ltd.*	24,700	1,694
		11,683
Pharmaceuticals — 6.1%
Alexion Pharmaceuticals, Inc.*	14,550	1,092
Allergan, Inc.	25,100	1,612
BioMarin Pharmaceuticals, Inc.*	24,590	871
Charles River Laboratories International, Inc.*	13,460	886
Express Scripts, Inc.*	22,940	1,675
Shire Plc ADR	15,380	1,060
United Therapeutics Corp.*#	8,110	792
		7,988
Restaurants — 1.2%
Yum! Brands, Inc.	42,200	1,615
Retail — 1.0%
Under Armour, Inc., Class A*#	18,020	787
Urban Outfitters, Inc.*	20,790	567
		1,354
Services — Commercial — 2.9%
FTI Consulting, Inc.*	13,830	852
McDermott International, Inc.*	18,140	1,071
The Shaw Group, Inc.*	15,040	909
VistaPrint Ltd.*#	23,160	992
		3,824
Telecommunications — 1.7%
Crown Castle International Corp.*	26,360	1,097
Millicom International Cellular SA*	4,710	556
SBA Communications Corp., Class A*	15,260	516
		2,169

	Number of Shares	Value (000)†
Textiles & Apparel — 0.9%
Guess?, Inc.	31,970	$1,211
Transportation & Related Services — 2.2%
C.H. Robinson Worldwide, Inc.	20,950	1,134
Expeditors International Washington, Inc.	22,420	1,002
Tidewater, Inc.	14,170	777
		2,913
Waste Management — 1.1%
Stericycle, Inc.*	16,060	954
Waste Connections, Inc.*	16,420	507
		1,461
TOTAL COMMON STOCKS (Cost $86,607)		109,057
SHORT-TERM INVESTMENTS — 3.6%
BlackRock Provident Institutional Funds - TempCash	4,717,352	4,717
(Cost $4,717)
	Par (000)
SECURITIES LENDING COLLATERAL — 13.0%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$257	257
Barclays Time Deposit 4.000%, 01/02/08	770	770
Citigroup Variable Rate Master Note 4.600%, 01/02/08	880	880
Dexia Time Deposit 4.700%, 01/02/08	770	770
Institutional Money Market Trust 4.920%, 01/02/08	12,818	12,818
IXIS Time Deposit 4.250%, 01/02/08	770	770
National Bank of Canada Time Deposit 4.600%, 01/02/08	770	770
TOTAL SECURITIES LENDING COLLATERAL (Cost $17,035)		17,035
TOTAL INVESTMENTS — 100.0% (Cost $108,359)		$130,809

† See Note 1 to Financial Statements.

* Non-income producing security.

# Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MID CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 81.8%
Aerospace & Defense — 2.7%
Empresa Brasileira de Aeronautic S.A. ADR	35,900	$1,637
Spirit Aerosystems Holdings, Inc., Class A*	66,300	2,287
		3,924
Automobiles & Related — 2.1%
Harley-Davidson, Inc.	31,500	1,471
WABCO Holdings, Inc.	31,000	1,553
		3,024
Broadcast/Media — 1.2%
The McGraw-Hill Cos., Inc.	39,100	1,713
Building & Real Estate — 1.7%
NVR, Inc.*#	4,800	2,515
Computer — Internet Services & Software — 0.9%
Check Point Software Technologies Ltd.*	63,100	1,386
Computer Services & Software — 3.6%
Activision, Inc.*	31,600	939
Affiliated Computer Services, Inc., Class A*	47,900	2,160
Take-Two Interactive Software, Inc.*#	121,000	2,232
		5,331
Consumer Products — 1.0%
Whirlpool Corp.	18,900	1,543
Diversified Operations — 1.5%
Eaton Corp.	22,800	2,210
Electronic Components & Semiconductors — 2.7%
Avnet, Inc.*	53,800	1,881
International Rectifier Corp.*#	60,200	2,045
		3,926
Energy Resources & Services — 9.1%
Constellation Energy Group, Inc.	26,700	2,738
DPL, Inc.#	76,900	2,280
FirstEnergy Corp.	40,000	2,894
Mirant Corp.*	31,800	1,240
NRG Energy, Inc.*	42,200	1,829
PPL Corp.	44,700	2,328
		13,309
Finance — 4.6%
Bear Stearns Cos., Inc.#	23,800	2,100
Jefferies Group, Inc.	83,200	1,918
Legg Mason, Inc.	9,000	658
Morgan Stanley	38,800	2,061
		6,737
Food & Beverages — 4.3%
ConAgra Foods, Inc.	94,000	2,236
Constellation Brands, Inc., Class A*	98,100	2,319
Smithfield Foods, Inc.*	62,900	1,819
		6,374

	Number of Shares	Value (000)†
Healthcare — 2.3%
Coventry Health Care, Inc.*	22,450	$1,330
NBTY, Inc.*	75,200	2,061
		3,391
Insurance — 6.8%
Aetna, Inc.	40,500	2,338
Assurant, Inc.	40,600	2,716
CIGNA Corp.	40,600	2,181
Endurance Specialty Holdings Ltd.	27,400	1,143
StanCorp Financial Group, Inc.	31,700	1,597
		9,975
Machinery & Heavy Equipment — 3.1%
Joy Global, Inc.	21,700	1,428
Terex Corp.*	47,000	3,082
		4,510
Manufacturing — 3.2%
Chicago Bridge & Iron Co. NV	57,900	3,500
Sterlite Industries (India) Ltd. ADR*	47,900	1,249
		4,749
Medical Products — 1.0%
Covidien Ltd.	34,000	1,506
Metal Components & Products — 1.7%
United States Steel Corp.	20,300	2,454
Metals & Mining — 4.0%
Cleveland-Cliffs, Inc.	15,200	1,532
Freeport-McMoRan Copper & Gold, Inc.	25,100	2,571
Teck Cominco Ltd., Class B	51,200	1,828
		5,931
Oil & Gas — 10.4%
Canadian Natural Resources Ltd.	39,700	2,904
Denbury Resources, Inc.*	66,400	1,975
National-Oilwell Varco, Inc.*	32,800	2,410
Noble Corp.	53,100	3,001
Oceaneering International, Inc.*	21,700	1,462
Southwestern Energy Co.*#	25,200	1,404
Talisman Energy, Inc.	52,595	974
XTO Energy, Inc.	23,303	1,197
		15,327
Pharmaceuticals — 2.8%
Endo Pharmaceuticals Holdings, Inc.*	68,000	1,814
Shire Plc ADR	32,400	2,234
		4,048
Retail — 5.0%
Abercrombie & Fitch Co., Class A	11,600	928
Aeropostale, Inc.*	16,300	432
J.C. Penney Co., Inc.#	41,100	1,808
Liz Claiborne, Inc.	35,300	718
Macy's, Inc.	55,400	1,433
Saks, Inc.*	27,800	577
The TJX Cos., Inc.	51,100	1,468
		7,364

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

MID CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Services — Commercial — 2.1%
McDermott International, Inc.*	42,400	$2,503
The Shaw Group, Inc.*	9,300	562
		3,065
Telecommunications — 2.2%
Arris Group, Inc.*#	129,000	1,287
L-3 Communications Holdings, Inc.#	18,800	1,992
		3,279
Transportation & Related Services — 1.8%
Eagle Bulk Shipping, Inc.	51,400	1,365
Ship Finance International Ltd.#	46,297	1,283
		2,648
TOTAL COMMON STOCKS (Cost $103,875)		120,239
REAL ESTATE INVESTMENT TRUSTS — 3.1%
Diversified Operations — 1.1%
First Industrial Realty Trust, Inc.#	21,000	727
iStar Financial, Inc.#	36,000	938
		1,665
Healthcare — 0.6%
Ventas, Inc.	19,700	891
Real Estate — 0.8%
Annaly Capital Management, Inc.#	67,400	1,225
Strip Centers — 0.6%
Developers Diversified Realty Corp.#	22,100	846
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,218)		4,627
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Provident Institutional Funds - FedFund	629,980	630
BlackRock Provident Institutional Funds - TempFund	629,982	630
TOTAL SHORT-TERM INVESTMENTS (Cost $1,260)		1,260

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 14.2%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$344	$344
Barclays Time Deposit 4.000%, 01/02/08	1,031	1,031
Dexia Time Deposit 4.700%, 01/02/08	1,031	1,031
Institutional Money Market Trust 4.920%, 01/02/08	16,360	16,360
IXIS Time Deposit 4.250%, 01/02/08	1,031	1,031
National Bank of Canada Time Deposit 4.600%, 01/02/08	1,032	1,032
TOTAL SECURITIES LENDING COLLATERAL (Cost $20,829)		20,829
TOTAL INVESTMENTS — 100.0% (Cost $131,182)		$146,955

† See Note 1 to Financial Statements.

* Non-income producing security.

# Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

STRATEGIC VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 80.9%
Advertising — 3.9%
Interpublic Group of Cos., Inc.*#	139,600	$1,132
R.H. Donnelley Corp.*	30,100	1,098
		2,230
Agricultural Products — 2.5%
Monsanto Co.#	3,300	369
The Mosaic Co.*	11,400	1,075
		1,444
Automobiles & Related — 2.7%
ArvinMeritor, Inc.#	14,700	172
Genuine Parts Co.	18,200	843
The Goodyear Tire & Rubber Co.*	17,700	499
		1,514
Building Products & Supplies — 0.5%
Owens Corning, Inc.*#	6,100	123
Valspar Corp.	5,800	131
		254
Chemicals — 1.5%
Eastman Chemical Co.	14,300	874
Computer — Internet Services & Software — 2.4%
McAfee, Inc.*	34,300	1,286
Openwave Systems, Inc.	35,200	92
		1,378
Computer Services & Software — 2.8%
Cadence Design Systems, Inc.*#	55,400	942
Sybase, Inc.*	25,800	673
		1,615
Consumer Products — 1.0%
Newell Rubbermaid, Inc.	21,000	543
Containers — 2.8%
Ball Corp.	18,200	819
Pactiv Corp.*	28,900	770
		1,589
Energy Resources & Services — 9.5%
Ameren Corp.	21,800	1,182
CMS Energy Corp.#	60,000	1,043
Hubbell, Inc., Class B	11,600	599
NiSource, Inc.	57,500	1,086
Northeast Utilities, Inc.	38,200	1,196
Puget Energy, Inc.	11,100	304
		5,410
Fiber Optics — 2.2%
JDS Uniphase Corp.*	96,275	1,280
Food & Beverages — 4.0%
Coca-Cola Enterprises, Inc.	41,800	1,088
Dean Foods Co.	19,900	515
Smithfield Foods, Inc.*	23,900	691
		2,294

	Number of Shares	Value (000)†
Healthcare — 0.7%
HEALTHSOUTH Corp.*#	19,400	$407
Insurance — 5.8%
ACE Ltd.	9,400	581
Aetna, Inc.	6,200	358
Conseco, Inc.*	56,500	710
PartnerRe Ltd.	10,500	867
SAFECO Corp.	5,300	295
XL Capital Ltd., Class A#	9,900	498
		3,309
Machinery & Heavy Equipment — 2.2%
Cummins, Inc.	4,000	509
Snap-On, Inc.	15,900	767
		1,276
Manufacturing — 1.1%
Chemtura Corp.	63,900	498
Pentair, Inc.	4,300	150
		648
Medical Services & Equipment — 0.7%
Covidien Ltd.	9,500	421
Metal Components & Products — 1.4%
Timken Co.	24,800	815
Oil & Gas — 6.4%
EOG Resources, Inc.	11,700	1,044
Halliburton Co.#	25,181	955
Range Resources Corp.	13,600	698
Southwest Gas Corp.	6,500	194
Transocean, Inc.#	5,327	763
		3,654
Paper & Related Products — 1.9%
AbitibiBowater, Inc.#	25,836	532
MeadWestvaco Corp.	16,700	523
		1,055
Pharmaceuticals — 3.5%
King Pharmaceuticals, Inc.*	84,200	862
Mylan, Inc.#	79,400	1,116
		1,978
Printing & Publishing — 2.8%
Donnelley (R.R.) & Sons Co.	31,752	1,198
Gannett Co., Inc.	1,400	55
Idearc Inc.	17,900	314
		1,567
Restaurants — 0.8%
Brinker International, Inc.#	24,150	472
Retail — 5.0%
Foot Locker, Inc.	30,000	410
Kroger Co.	22,900	612
Macy's, Inc.	16,900	437

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

STRATEGIC VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Retail — (continued)
OfficeMax, Inc.#	32,100	$663
Safeway, Inc.	21,000	718
		2,840
Services — Commercial — 1.5%
Arbitron, Inc.#	9,800	407
KBR, Inc.*	11,123	432
		839
Telecommunications — 9.6%
ADC Telecommunications, Inc.*#	40,700	633
CenturyTel, Inc.	15,000	622
Embarq Corp.	25,400	1,258
Qwest Communications International, Inc.*	227,900	1,598
Tellabs, Inc.*	94,000	615
Windstream Corp.	58,500	762
		5,488
Waste Management — 0.9%
Allied Waste Industries, Inc.*	45,200	498
Wholesale Distributor — 0.8%
Grainger (W.W.), Inc.	5,000	438
TOTAL COMMON STOCKS (Cost $45,290)		46,130
SHORT-TERM INVESTMENTS — 3.3%
BlackRock Provident Institutional Funds - TempCash	937,337	938
BlackRock Provident Institutional Funds - TempFund	937,337	937
TOTAL SHORT-TERM INVESTMENTS (Cost $1,875)		1,875

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 15.8%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$132	$132
Barclays Time Deposit 4.000%, 01/02/08	396	396
Citigroup Variable Rate Master Note 4.600%, 01/02/08	368	368
Dexia Time Deposit 4.700%, 01/02/08	396	396
Institutional Money Market Trust 4.920%, 01/02/08	6,922	6,922
IXIS Time Deposit 4.250%, 01/02/08	396	396
National Bank of Canada Time Deposit 4.600%, 01/02/08	396	396
TOTAL SECURITIES LENDING COLLATERAL (Cost $9,006)		9,006
TOTAL INVESTMENTS — 100.0% (Cost $56,171)		$57,011

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 92.5%
Aerospace & Defense — 2.6%
Astronics Corp.*	9,600	$408
Kaman Corp.	62,800	2,312
		2,720
Computer — Internet Services & Software — 3.2%
Chordiant Software, Inc.*	67,800	580
Perficient, Inc.*	19,200	302
S1 Corp.*	86,715	633
Vocus, Inc.*	54,600	1,885
		3,400
Computer — Network Products & Services — 6.3%
Netscout Systems, Inc.*	139,300	1,779
Sigma Designs, Inc.*#	60,000	3,312
Stratasys, Inc.*	59,800	1,545
		6,636
Computer Services & Software — 10.9%
Actuate Corp.*	56,800	441
BluePhoenix Solutions Ltd.*	60,000	1,087
Comtech Group, Inc.*	51,300	826
Concur Technologies, Inc.*	90,000	3,259
DivX, Inc.*	53,900	755
EPIQ Systems, Inc.*	49,536	862
Furmanite Corp.*	88,200	1,041
JDA Software Group, Inc.*	58,100	1,189
Omnicell, Inc.*	75,000	2,020
		11,480
Electronic Components & Semiconductors — 8.2%
Cubic Corp.	53,400	2,093
Methode Electronics, Inc.	56,300	926
Microtune, Inc.*	204,100	1,333
O2Micro International Ltd. ADR*	140,000	1,616
Pericom Semiconductor Corp.*	68,100	1,273
Standard Microsystems Corp.*	36,300	1,418
		8,659
Energy Resources & Services — 1.3%
C&D Technologies, Inc.*	79,300	524
Powell Industries, Inc.*	20,200	890
		1,414
Entertainment & Leisure — 2.1%
Steiner Leisure Ltd.*	50,000	2,208
Instruments — Controls — 0.9%
OYO Geospace Corp.*	12,700	957
Insurance — 3.4%
American Physicians Capital, Inc.	61,950	2,568
National Interstate Corp.	29,127	964
		3,532
Machinery & Heavy Equipment — 4.1%
Applied Industrial Technologies, Inc.	16,650	483
Kadant, Inc.*	52,600	1,561
The Middleby Corp.*	30,000	2,299
		4,343

	Number of Shares	Value (000)†
Medical Services — 4.3%
ICON Plc ADR*	37,400	$2,314
Sun Healthcare Group, Inc.*	125,600	2,157
		4,471
Medical Supplies & Equipment — 3.3%
Abaxis, Inc.*	69,400	2,489
Cynosure, Inc., Class A*	36,200	958
		3,447
Metal Components & Products — 5.2%
Dynamic Materials Corp.	33,000	1,944
L.B. Foster Co., Class A*	24,100	1,247
LKQ Corp.*	110,000	2,312
		5,503
Oil & Gas — 11.2%
Arena Resources, Inc.*	39,000	1,627
Dawson Geophysical Co.*	29,100	2,079
Flotek Industries, Inc.*#	52,600	1,896
Gulfport Energy Corp.*	33,000	603
Matrix Service Co.*	60,700	1,324
PetroQuest Energy, Inc.*	88,900	1,271
T-3 Energy Services, Inc.*	46,200	2,172
Warren Resources, Inc.*	54,600	771
		11,743
Paper & Related Products — 0.7%
Buckeye Technologies, Inc.*	62,117	776
Pharmaceuticals — 1.8%
PARAXEL International Corp.*	38,600	1,864
Retail — 2.4%
Movado Group, Inc.	60,200	1,522
Susser Holdings Corp.*	50,400	1,033
		2,555
Services — Commercial — 9.5%
ExlService Holdings, Inc.*	41,000	946
Huron Consulting Group, Inc.*	33,500	2,701
ICF International, Inc.*	72,700	1,836
Michael Baker Corp.*	22,000	904
Stanley, Inc.*	40,900	1,310
Team, Inc.*	62,100	2,272
		9,969
Telecommunications — 6.9%
Alaska Communications Systems Group, Inc.	99,500	1,492
Cbeyond, Inc.*	46,400	1,809
EMS Technologies, Inc.*	34,500	1,043
GeoEye, Inc.*	14,400	485
Harmonic, Inc.*	99,000	1,038
Novatel Wireless, Inc.*	83,500	1,353
		7,220
Transportation & Related Services — 2.6%
Navios Maritime Holdings, Inc.	140,000	1,715
TBS International Ltd.*	30,000	992
		2,707

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP GROWTH FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Waste Management — 1.1%
Calgon Carbon Corp.*#	41,400	$658
Darling International, Inc.*	43,100	498
		1,156
Wholesale Distributor — 0.5%
Chindex International, Inc.*	14,500	501
TOTAL COMMON STOCKS (Cost $77,315)		97,261
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Provident Institutional Funds - TempCash	904,226	904
BlackRock Provident Institutional Funds - TempFund	904,226	904
TOTAL SHORT-TERM INVESTMENTS (Cost $1,808)		1,808
	Par (000)
SECURITIES LENDING COLLATERAL — 5.8%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$109	109
Barclays Time Deposit 4.000%, 01/02/08	327	327
Dexia Time Deposit 4.700%, 01/02/08	327	327
Institutional Money Market Trust 4.920%, 01/02/08	4,722	4,722
IXIS Time Deposit 4.250%, 01/02/08	327	327
National Bank of Canada Time Deposit 4.600%, 01/02/08	327	327
TOTAL SECURITIES LENDING COLLATERAL (Cost $6,139)		6,139
TOTAL INVESTMENTS — 100.0% (Cost $85,262)		$105,208

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 81.7%
Aerospace & Defense — 0.5%
AAR Corp.*	25,977	$988
Automobiles & Related — 2.7%
Asbury Automotive Group, Inc.	43,505	655
Commercial Vehicle Group, Inc.*	66,371	962
Lithia Motors, Inc., Class A	8,477	116
RSC Holdings, Inc.*#	52,641	661
Tenneco, Inc.*	50,082	1,306
Wabash National Corp.	174,906	1,345
		5,045
Banking — 11.9%
Alabama National Bancorporation	12,064	939
Bancorp, Inc.*	60,549	815
Bank of Hawaii Corp.	12,904	660
Bank of the Ozarks, Inc.	32,739	858
Berkshire Hills Bancorp, Inc.	18,244	474
Bridge Capital Holdings*	11,510	246
Brookline Bancorp, Inc.	73,139	743
Cardinal Financial Corp.	48,715	454
Cascade Bancorp#	4,810	67
Central Pacific Financial Corp.	20,458	378
Cobiz Financial, Inc.	59,711	888
Columbia Banking System, Inc.	28,530	848
East West Bancorp, Inc.#	5,123	124
F.N.B. Corp.#	58,023	853
First Community Bancorp	13,661	563
First Financial Bankshares, Inc.#	34,115	1,284
Glacier Bancorp, Inc.	90,797	1,702
Hancock Holding Co.#	22,198	848
IBERIABANK Corp.	25,723	1,203
Millennium Bankshares Corp.	40,851	216
NewAlliance Bancshares, Inc.	34,462	397
Nexity Financial Corp.*	18,877	125
Pinnacle Financial Partners, Inc.*	6,582	167
Preferred Bank	13,324	347
Prosperity Bancshares, Inc.	54,393	1,599
Signature Bank*	59,466	2,007
Southcoast Financial Corp.*	21,255	303
Sterling Bancorp	21,268	290
Sterling Bancshares, Inc.	32,919	367
Summit State Bank	14,292	115
Texas Capital Bancshares, Inc.*	24,079	439
Trico Bancshares	7,950	153
UMB Financial Corp.	4,780	183
United Community Banks, Inc.	31,546	498
West Coast Bancorp	23,264	430
Westamerica Bancorporation#	8,188	365
		21,948
Building & Real Estate — 0.7%
Modtech Holdings, Inc. *	66,987	60
The Ryland Group, Inc.#	43,031	1,185
		1,245
Building Maintance & Services — 0.5%
Goodman Global, Inc.*	34,616	849

	Number of Shares	Value (000)†
Building Products & Supplies — 0.8%
Universal Forest Products, Inc.	49,871	$1,469
Cable Operators — 0.4%
Anixter International, Inc.*	13,295	828
Chemicals — 3.9%
H.B. Fuller Co.	68,280	1,533
KMG Chemicals, Inc.	47,042	680
Minerals Technologies, Inc.	29,243	1,958
PolyOne Corp.*	140,505	924
UAP Holding Corp.	56,271	2,172
		7,267
Computer — Internet Services & Software — 1.0%
Ariba, Inc.*	117,066	1,305
RealNetworks, Inc.*	75,840	462
		1,767
Computer — Network Products & Services — 1.5%
Black Box Corp.	24,908	901
Insight Enterprises, Inc.*	23,898	436
Intervoice, Inc.*	45,144	361
Palm, Inc.#	67,001	425
Polycom, Inc.*	20,382	566
		2,689
Computer Services & Software — 3.8%
ACI Worldwide, Inc.*#	49,205	937
Avid Technology, Inc.*#	31,136	882
Electronics for Imaging, Inc.*#	79,874	1,796
MSC.Software Corp.*	34,140	443
Parametric Technology Corp.*	91,645	1,636
Progress Software Corp.*	19,017	640
Sybase, Inc.*	27,507	718
		7,052
Consulting Services — 0.8%
LECG Corp.*	42,325	637
Watson Wyatt Worldwide, Inc., Class A	17,191	798
		1,435
Consumer Products — 0.6%
Fossil, Inc.*	25,682	1,078
Jarden Corp.*	4,628	109
		1,187
Cosmetics & Toiletries — 0.6%
Elizabeth Arden, Inc.*	51,024	1,038
Distribution Services — 1.1%
NuCo2, Inc.*	20,991	523
Watsco, Inc.	40,518	1,489
		2,012
Diversified Operations — 0.8%
Actuant Corp., Class A	41,700	1,418
Education — 0.2%
Bright Horizons Family Solutions, Inc.*	10,473	362

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Electronic Components & Semiconductors — 4.8%
AMIS Holdings, Inc.*	55,466	$556
ATMI, Inc.*	16,020	517
Belden, Inc.	10,077	448
Benchmark Electronics, Inc.*	26,236	465
Cirrus Logic, Inc.*	211,362	1,116
Comfort Systems USA, Inc.	122,043	1,560
Emulex Corp.*	65,691	1,072
FormFactor, Inc.*	25,894	857
Franklin Electric Co., Inc.#	17,103	655
Integrated Device Technology, Inc.*	80,735	913
Tessera Technologies, Inc.*	16,085	669
		8,828
Energy Resources & Services — 4.7%
Allete, Inc.	1,297	51
Cleco Corp.	51,428	1,430
El Paso Electric Co.*	120,797	3,089
Empire District Electric Co.	39,758	906
Graftech International Ltd.*#	50,485	896
MGE Energy, Inc.	5,233	186
Sierra Pacific Resources	21,439	364
Unisource Energy Corp.	12,320	389
Westar Energy, Inc.	50,573	1,312
		8,623
Finance — 2.5%
Compass Diversified Holdings	41,552	619
Financial Federal Corp.	47,451	1,058
First Niagara Financial Group, Inc.	29,506	355
Flushing Financial Corp.	10,803	173
Gladstone Capital Corp.#	25,855	440
Highland Distressed Opportunities, Inc.	54,013	463
Knight Capital Group, Inc., Class A*	36,425	524
PennantPark Investment Corp.	54,363	545
Washington Federal, Inc.	15,247	322
WSFS Financial Corp.	1,532	77
		4,576
Food & Beverages — 0.2%
Nash Finch Co.	9,277	327
Healthcare — 0.5%
Cardiac Science Corp.*	113,279	916
Hotels & Gaming — 0.6%
Boyd Gaming Corp.	23,880	814
Isle of Capri Casinos, Inc.*	18,678	257
		1,071
Human Resources — 0.6%
On Assignment, Inc.*	51,903	364
Resources Connection, Inc.	43,118	783
		1,147
Index Fund — 4.4%
iShares Russell 2000 Value Index Fund#	116,188	8,189
Industrial — 0.6%
Tennant Co.	23,325	1,033

	Number of Shares	Value (000)†
Insurance — 5.0%
American Equity Investment Life Holding Co.	129,936	$1,077
Aspen Insurance Holdings Ltd.	34,984	1,009
Donegal Group, Inc., Class A	31,430	540
Max Capital Group Ltd.	36,113	1,011
Meadowbrook Insurance Group, Inc.*	78,051	734
National Atlantic Holdings Corp., Class A*	32,302	143
ProAssurance Corp.*#	35,291	1,938
ProCentury Corp.	66,916	1,027
RLI Corp.	15,973	907
Security Capital Assurance Ltd.#	33,191	129
The Navigators Group, Inc.*	11,288	734
		9,249
Machinery & Heavy Equipment — 1.2%
Applied Industrial Technologies, Inc.	45,097	1,309
Astec Industries, Inc.*	6,730	250
MTS Systems Corp.	15,084	644
		2,203
Medical Products — 2.1%
American Medical Systems Holdings, Inc.*#	117,048	1,692
Owens & Minor, Inc.	22,797	967
PSS World Medical, Inc.*	62,131	1,216
		3,875
Medical Services & Equipment — 1.0%
Edwards Lifesciences Corp.*	24,315	1,118
Symmetry Medical, Inc.*	43,411	757
		1,875
Metal Components & Products — 2.4%
Commercial Metals Co.	28,187	830
Kaiser Aluminum Corp.	11,035	877
Mueller Industries, Inc.	39,998	1,160
Olympic Steel, Inc.	31,204	989
RBC Bearings, Inc.*	15,035	653
		4,509
Office Equipment & Supplies — 0.6%
IKON Office Solutions, Inc.	92,129	1,199
Oil & Gas — 6.2%
Atmos Energy Corp.	1,940	54
Concho Resources, Inc.*	106,320	2,191
Oil States International, Inc.*	46,781	1,596
Parallel Petroleum Corp.*	58,290	1,028
Rex Energy Corp.*	89,777	1,071
South Jersey Industries, Inc.	38,339	1,384
Southwest Gas Corp.	28,583	851
W-H Energy Services, Inc.*	36,414	2,047
Williams Partners LP#	29,566	1,159
		11,381
Paper & Related Products — 0.2%
Caraustar Industries, Inc.*	151,992	470
Pharmaceuticals — 0.4%
Medarex, Inc.*	79,323	827

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

SMALL CAP VALUE FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Restaurants — 1.2%
California Pizza Kitchen, Inc.*	33,115	$516
CEC Entertainment, Inc.*#	42,181	1,095
Einstein Noah Restaurant Group, Inc.*	32,605	592
		2,203
Retail — 4.4%
Aaron Rents, Inc.	50,623	974
Aeropostale, Inc.*	15,234	404
Big Lots, Inc.*	43,950	703
Cache, Inc.*	67,151	627
Casey's General Stores, Inc.	87,674	2,596
Charming Shoppes, Inc.*	97,432	527
Gymboree Corp.*	18,484	563
Hot Topic, Inc.*	33,402	194
Pacific Sunwear of California, Inc.*	58,938	832
School Specialty, Inc.*	18,905	653
		8,073
Telecommunications — 2.3%
CommScope, Inc.*	1,354	67
Plantronics, Inc.	45,967	1,195
Premiere Global Services, Inc.*	28,191	419
RCN Corp.*	64,823	1,011
Tekelec*	128,148	1,602
		4,294
Textiles & Apparel — 0.9%
G & K Services, Inc., Class A	29,041	1,090
K-Swiss, Inc., Class A	31,660	573
		1,663
Transportation & Related Services — 2.0%
Airtran Holdings, Inc.*	232,152	1,662
Forward Air Corp.	29,021	905
Heartland Express, Inc.#	66,836	948
Landstar System, Inc.	6,044	255
		3,770
Waste Management — 1.1%
EnergySolutions, Inc.*	14,139	382
Waste Connections, Inc.*	53,582	1,656
		2,038
TOTAL COMMON STOCKS (Cost $159,628)		150,938
REAL ESTATE INVESTMENT TRUSTS — 6.5%
Apartments — 0.8%
American Campus Communities, Inc.	52,677	1,414
Building & Real Estate — 1.5%
Digital Realty Trust, Inc.#	35,721	1,371
National Retail Properties, Inc.	61,054	1,427
		2,798
Diversified Operations — 0.6%
Entertainment Properties Trust#	14,780	695
Lexington Realty Trust#	29,950	435
		1,130

	Number of Shares	Value (000)†
Healthcare — 1.0%
Cogdell Spencer, Inc.#	33,442	$533
Omega Healthcare Investors, Inc.	83,289	1,337
		1,870
Local Retail — 0.5%
Acadia Realty Trust#	36,947	946
Office Property — 1.7%
BioMed Realty Trust, Inc.	53,625	1,243
Parkway Properties, Inc.	49,822	1,842
		3,085
Storage — 0.4%
U-Store-It Trust	85,249	781
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,151)		12,024
SHORT-TERM INVESTMENTS — 2.5%
BlackRock Provident Institutional Funds - TempCash	2,308,116	2,308
RBB Sansom Street Fund Money Market Portfolio	2,308,134	2,308
TOTAL SHORT-TERM INVESTMENTS (Cost $4,616)		4,616
	Par (000)
SECURITIES LENDING COLLATERAL — 9.3%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$287	287
Barclays Time Deposit 4.000%, 01/02/08	862	862
Dexia Time Deposit 4.700%, 01/02/08	862	862
Institutional Money Market Trust 4.920%, 01/02/08	13,401	13,401
IXIS Time Deposit 4.250%, 01/02/08	861	861
National Bank of Canada Time Deposit 4.600%, 01/02/08	861	861
TOTAL SECURITIES LENDING COLLATERAL (Cost $17,134)		17,134
TOTAL INVESTMENTS — 100.0% (Cost $193,529)		$184,712

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INTERNATIONAL EQUITY FUND

	Number of Shares	Value (000)†
COMMON STOCK — 92.0%
Australia — 3.6%
Aristocrat Leisure Ltd.	387,391	$3,827
BHP Billiton Ltd.	162,600	5,731
WorleyParsons Ltd.	106,105	4,845
		14,403
Belgium — 2.7%
InBev NV	130,500	10,876
Brazil — 3.5%
Cia Vale do Rio Doce ADR	98,100	3,205
Petroleo Brasileiro SA ADR#	94,042	10,837
		14,042
Canada — 2.5%
Canadian Natural Resources Ltd.	136,800	10,060
China — 0.8%
Soho China Ltd.*	3,127,700	3,229
Denmark — 1.0%
Novo Nordisk A/S, B Shares	59,200	3,889
Finland — 1.2%
Nokia OYJ	124,500	4,827
France — 5.4%
Air Liquide	26,200	3,899
Bureau Veritas SA*	76,700	4,542
Schlumberger Ltd.	126,800	12,473
Schlumberger Ltd.	6,200	605
		21,519
Germany — 7.1%
Deutsche Boerse AG	88,700	17,605
Siemens AG	52,400	8,340
Wacker Chemie AG	8,300	2,399
		28,344
Hong Kong — 2.5%
China Mobile Ltd.	150,200	2,656
China Mobile Ltd. ADR	26,400	2,293
CNOOC Ltd.	3,062,200	5,215
		10,164
India — 10.8%
Bharti Airtel Ltd.*	497,354	12,573
DLF Ltd.	104,000	2,834
HDFC Bank Ltd.	91,785	4,027
HDFC Bank Ltd. ADR	96,753	12,621
Housing Development Finance Corp.	106,700	7,790
India Infoline Ltd.	16,221	793
United Spirits Ltd.	46,800	2,373
		43,011
Italy — 0.9%
Maire Tecnimont SpA*	711,000	3,711
Japan — 5.6%
Japan Tobacco, Inc.	1,291	7,720
Millea Holdings, Inc.	282,700	9,540

	Number of Shares	Value (000)†
Japan — (continued)
Secom Co. Ltd.	92,900	$5,081
		22,341
Mexico — 2.1%
America Movil SAB de CV, Series L	360,694	1,107
America Movil SAB de CV, Series L ADR	63,485	3,897
Urbi Desarrollos Urbanos SA de CV*	782,100	2,702
Wal-Mart de Mexico SAB de CV	150,600	531
		8,237
Netherlands — 3.3%
Core Laboratories NV*	67,200	8,381
Unilever NV	136,300	5,012
		13,393
Norway — 2.9%
Orkla ASA	591,800	11,471
Singapore — 2.5%
Jardine Matheson Holdings Ltd.	190,500	5,277
Keppel Corp. Ltd.	517,600	4,675
		9,952
Spain — 2.2%
Enagas	304,400	8,897
Switzerland — 15.3%
ABB Ltd.	252,200	7,267
Compagnie Financiere Richemont SA	81,800	5,614
EFG International	25,640	1,030
Kuehne & Nagel International AG	75,175	7,204
Lindt & Spruengli AG	813	2,815
Meyer Burger Technology AG*	5,600	2,068
Nestle SA	26,865	12,339
Novartis AG	115,100	6,313
Roche Holding AG	56,789	9,811
Sika AG	1,900	3,585
Sulzer AG	2,040	3,000
		61,046
United Kingdom — 16.1%
British American Tobacco Plc	529,508	20,712
Diageo Plc	236,191	5,078
Imperial Tobacco Group Plc	191,550	10,341
Reckitt Benckiser Group Plc	132,907	7,709
SABMiller Plc	275,900	7,777
Tesco Plc	1,347,078	12,797
		64,414
TOTAL COMMON STOCK (Cost $290,648)		367,826
SHORT-TERM INVESTMENTS — 5.2%
BlackRock Provident Institutional Funds - TempCash	10,298,846	10,299
BlackRock Provident Institutional Funds - TempFund	10,298,846	10,299
TOTAL SHORT-TERM INVESTMENTS (Cost $20,598)		20,598

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

INTERNATIONAL EQUITY FUND

	Par (000)	Value (000)†
SECURITIES LENDING COLLATERAL — 2.8%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$201	$201
Barclays Time Deposit 4.000%, 01/02/08	601	601
Dexia Time Deposit 4.700%, 01/02/08	601	601
Institutional Money Market Trust 4.920%, 01/02/08	8,680	8,680
IXIS Time Deposit 4.250%, 01/02/08	601	601
National Bank of Canada Time Deposit 4.600%, 01/02/08	601	601
TOTAL SECURITIES LENDING COLLATERAL (Cost $11,285)		11,285
TOTAL INVESTMENTS — 100.0% (Cost $322,531)		$399,709

†  See Note 1 to Financial Statements.

*  Non-income producing security.

#  Security position is either entirely or partially on loan.

ADR — American Depository Receipt

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value (000)†
Agricultural Products	10.5%	$38,773
Banking	4.8%	17,678
Building & Building Supplies	1.0%	3,585
Building & Real Estate	2.4%	8,765
Chemicals	1.7%	6,298
Consumer Products	2.1%	7,709
Diversified Operations	5.0%	18,292
Entertainment & Leisure	1.0%	3,827
Finance	7.1%	26,188
Food & Beverages	15.7%	57,741
Insurance	2.6%	9,540
Manufacturing	1.4%	5,068
Metals & Mining	2.4%	8,936
Oil & Gas	16.4%	60,179
Pharmaceuticals	5.4%	20,013
Retail	5.2%	18,942
Services — Commercial	5.9%	21,735
Telecommunications	7.4%	27,353
Transportation & Related Services	2.0%	7,204
	100.0%	$367,826

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

REIT FUND

	Number of Shares	Value (000)†
REAL ESTATE INVESTMENT TRUSTS — 90.6%
Apartments — 11.0%
AvalonBay Communities, Inc.	25,100	$2,363
BRE Properties, Inc.	8,300	336
Camden Property Trust	25,600	1,233
Equity Residential Properties Trust	35,200	1,284
Essex Property Trust, Inc.	7,700	751
		5,967
Diversified Operations — 5.9%
Vornado Realty Trust	36,200	3,184
Healthcare — 8.4%
Health Care REIT, Inc.	25,300	1,131
Nationwide Health Properties, Inc.	51,600	1,619
Ventas, Inc.	40,400	1,828
		4,578
Hotels & Resorts — 6.0%
DiamondRock Hospitality Co.	45,600	683
Host Hotels & Resorts, Inc.	127,969	2,181
Lasalle Hotel Properties	11,415	364
		3,228
Industrial — 9.5%
AMB Property Corp.	35,300	2,032
EastGroup Properties, Inc.	12,100	506
Prologis	40,800	2,586
		5,124
Mixed Industrial/Office — 4.8%
Digital Realty Trust, Inc.	27,500	1,055
Kilroy Realty Corp.	23,000	1,264
PS Business Parks, Inc.	5,100	268
		2,587
Office Property — 12.3%
BioMed Realty Trust, Inc.	44,300	1,026
Boston Properties, Inc.	25,800	2,369
Corporate Office Properties Trust	5,175	163
Highwoods Properties, Inc.	33,300	978
SL Green Realty Corp.#	22,500	2,103
		6,639
Regional Malls — 16.9%
General Growth Properties, Inc.	55,200	2,273
Simon Property Group, Inc.	52,900	4,595
Taubman Centers, Inc.	25,400	1,249
The Macerich Co.	14,600	1,038
		9,155
Storage — 4.7%
Public Storage	34,715	2,548
Strip Centers — 11.1%
Acadia Realty Trust#	24,500	628
Federal Realty Investment Trust#	18,800	1,544
Kimco Realty Corp.	41,000	1,492

	Number of Shares	Value (000)†
Strip Centers — (continued)
Kite Realty Group Trust	33,000	$504
Regency Centers Corp.	28,400	1,832
		6,000
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $54,317)		49,010
COMMON STOCKS — 0.9%
Building & Real Estate — 0.9%
Brookfield Properties Corp.	25,300	487
(Cost $521)
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Provident Institutional Funds - TempCash	570,557	570
BlackRock Provident Institutional Funds - TempFund	570,559	571
TOTAL SHORT-TERM INVESTMENTS (Cost $1,141)		1,141
	Par (000)
SECURITIES LENDING COLLATERAL — 6.4%
Bank of Montreal Time Deposit 4.125%, 01/02/08	$62	62
Barclays Time Deposit 4.000%, 01/02/08	185	185
Dexia Time Deposit 4.700%, 01/02/08	185	185
Institutional Money Market Trust 4.920%, 01/02/08	2,676	2,676
IXIS Time Deposit 4.250%, 01/02/08	185	185
National Bank of Canada Time Deposit 4.600%, 01/02/08	186	186
TOTAL SECURITIES LENDING COLLATERAL (Cost $3,479)		3,479
TOTAL INVESTMENTS — 100.0% (Cost $59,458)		$54,117

†  See Note 1 to Financial Statements.

#  Security position is either entirely or partially on loan.

The accompanying notes are an integral part of the financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

(Amounts in thousands, except share amounts)

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS
Investments at value (including $0, $16,317, $15,633 and $0 of securities on loan, respectively)	$95,420	$74,023	$199,475	$85,190
Interest, dividends and reclaims receivable	933	428	1,708	1,581
Receivable for capital stock sold	—	—	10	7
Other assets	1	—	2	1
Total Assets	96,354	74,451	201,195	86,779
LIABILITIES
Obligation to return securities lending collateral	—	16,609	15,883	—
Payable for investment securities purchased	—	—	—	51
Payable for capital stock redeemed	261	270	1,542	172
Payable to the investment adviser	16	15	51	37
Payable to The Penn Mutual Life Insurance Co	35	21	69	34
Other liabilities	25	13	39	34
Total Liabilities	337	16,928	17,584	328
NET ASSETS	$96,017	$57,523	$183,611	$86,451
Shares outstanding, $0.10 par value, 500 million shares authorized	96,014,628
Shares outstanding, $0.10 par value, 250 million shares authorized			17,487,659	11,407,345
Shares outstanding, $0.0001 par value, 250 million shares authorized		5,528,192
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.41	$10.50	$7.58
Investments at cost	$95,420	$73,848	$196,174	$87,774
COMPONENTS OF NET ASSETS:
Paid-in capital	$96,014	$58,183	$181,311	$96,831
Undistributed net investment income (loss)	14	454	1,483	978
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(11)	(1,289)	(2,484)	(8,774)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	175	3,301	(2,584)
NET ASSETS	$96,017	$57,523	$183,611	$86,451
	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
ASSETS
Investments at value (including $163,334, $12,972, $15,462 and $6,477 of securities on loan, respectively)	$1,634,202	$166,387	$236,673	$36,121
Interest, dividends and reclaims receivable	3,870	202	222	29
Receivable for investment securities sold	4,859	270	32	—
Receivable for capital stock sold	354	225	639	153
Other assets	16	7	3	—
Total Assets	1,643,301	167,091	237,569	36,303
LIABILITIES
Obligation to return securities lending collateral	166,909	13,542	15,939	6,720
Payable for investment securities purchased	33,921	401	1,436	—
Payable for capital stock redeemed	194	26	—	—
Payable to the investment adviser	735	82	112	14
Payable to The Penn Mutual Life Insurance Co	551	58	85	12
Other liabilities	238	43	46	6
Total Liabilities	202,548	14,152	17,618	6,752
NET ASSETS	$1,440,753	$152,939	$219,951	$29,551
Shares outstanding, $0.10 par value, 250 million shares authorized	60,730,997	9,581,833	12,459,748
Shares outstanding, $0.0001 par value, 250 million shares authorized				2,691,391
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.72	$15.96	$17.65	$10.98
Investments at cost.	$1,529,781	$141,424	$216,501	$33,752
COMPONENTS OF NET ASSETS:
Paid-in capital	$1,316,191	$252,413	$198,283	$26,771
Undistributed net investment income (loss)	6,388	—	371	36
Accumulated net realized gain (loss) on investment transactions and foreign exchange	13,753	(124,442)	1,125	375
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	104,421	24,968	20,172	2,369
NET ASSETS	$1,440,753	$152,939	$219,951	$29,551

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

(Amounts in thousands, except share amounts)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
ASSETS
Investments at value (including $12,136, $16,551, $20,278 and $8,559 of securities on loan, respectively)	$265,900	$130,809	$146,955	$57,011
Interest, dividends and reclaims receivable	385	65	151	56
Receivable for investment securities sold	215	18	256	—
Receivable for capital stock sold	1,003	—	14	469
Other assets	6	1	1	1
Total Assets	267,509	130,893	147,377	57,537
LIABILITIES
Obligation to return securities lending collateral	12,609	17,035	20,829	9,006
Payable for investment securities purchased	239	522	447	—
Payable for capital stock redeemed	—	565	248	4
Future variation margin payable	23	—	—	—
Payable to the investment adviser	15	66	59	29
Payable to The Penn Mutual Life Insurance Co	98	46	48	18
Other liabilities	63	22	28	15
Total Liabilities	13,047	18,256	21,659	9,072
NET ASSETS	$254,462	$112,637	$125,718	$48,465
Shares outstanding, $0.0001 par value, 250 million shares authorized	25,157,070	10,630,340	9,578,807	4,113,924
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.11	$10.60	$13.12	$11.78
Investments at cost	$233,730	$108,359	$131,182	$56,171
COMPONENTS OF NET ASSETS:
Paid-in capital	$242,390	$90,459	$110,768	$46,453
Undistributed net investment income (loss)	897	—	—	79
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(20,973)	(272)	(823)	1,093
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	32,148	22,450	15,773	840
NET ASSETS	$254,462	$112,637	$125,718	$48,465
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
ASSETS
Investments at value (including $5,767, $16,426, $10,837 and $3,474 of securities on loan, respectively)	$105,208	$184,712	$399,709	$54,117
Interest, dividends and reclaims receivable	37	300	515	432
Receivable for investment securities sold	299	375	254	925
Receivable for capital stock sold	1,093	2,500	43	2,014
Net unrealized appreciation of forward foreign currency contracts	—	—	5,662	—
Other assets	1	2	4	1
Total Assets	106,638	187,889	406,187	57,489
LIABILITIES
Obligation to return securities lending collateral	6,139	17,134	11,285	3,479
Payable for investment securities purchased	770	510	2,715	258
Payable for capital stock redeemed	11	1	3,924	—
Payable to the investment adviser	63	126	272	32
Payable to The Penn Mutual Life Insurance Co	39	67	141	22
Net unrealized depreciation of forward foreign currency contracts	—	—	6,449	—
Other liabilities	23	47	73	14
Total Liabilities	7,045	17,885	24,859	3,805
NET ASSETS	$99,593	$170,004	$381,328	$53,684
Shares outstanding, $0.10 par value, 250 million shares authorized	4,602,640	12,083,171	15,827,883
Shares outstanding, $0.0001 par value, 250 million shares authorized				4,473,272
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.64	$14.07	$24.09	$12.00
Investments at cost	$85,262	$193,529	$322,531	$59,458
COMPONENTS OF NET ASSETS:
Paid-in capital	$136,532	$177,292	$292,926	$59,419
Undistributed net investment income (loss)	—	—	243	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(56,885)	1,529	11,739	(394)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	19,946	(8,817)	76,420	(5,341)
NET ASSETS	$99,593	$170,004	$381,328	$53,684

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(Amounts in thousands)

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME
Dividends	—	—	—	$157
Interest	$4,835	$2,562	$9,015	6,856
Income from securities lending	—	39	137	—
Total Investment Income	4,835	2,601	9,152	7,013
EXPENSES
Investment advisory fees	180	152	568	450
Administration fees	135	76	259	135
Accounting fees	63	35	106	63
Director fees and expenses	2	1	4	2
Custodian fees and expenses	22	13	22	23
Pricing fees	12	8	13	49
Other expenses	27	17	55	30
Total Expenses	441	302	1,027	752
Net Investment Income (Loss)	4,394	2,299	8,125	6,261
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	(13)	245	1,466
Net realized foreign exchange gain (loss)	—	17	—	4
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	277	2,417	(4,625)
Net Gain (Loss) on Investment Securities and Foreign Currency	—	281	2,662	(3,155)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,394	$2,580	$10,787	$3,106
	Flexibly Managed Fund	Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
INVESTMENT INCOME
Dividends	$20,700	$1,712	$4,628	$374
Interest	24,069	204	250	30
Income from securities lending	665	33	47	10
Foreign tax withheld	(138)	(44)	(44)	(4)
Total Investment Income	45,296	1,905	4,881	410
EXPENSES
Investment advisory fees	8,585	928	1,392	167
Administration fees	2,146	219	348	45
Accounting fees	426	93	136	27
Director fees and expenses	34	3	6	1
Custodian fees and expenses	178	56	58	7
Pricing fees	28	27	11	5
Other expenses	442	46	74	11
Total Expenses	11,839	1,372	2,025	263
Less: Fees paid indirectly	17	2	36	13
Net Expenses	11,822	1,370	1,989	250
Net Investment Income (Loss)	33,474	535	2,892	160
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	103,474	8,339	24,681	1,618
Net realized foreign exchange gain (loss)	(37)	(81)	—	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(77,201)	3,679	(18,804)	(372)
Net Gain (Loss) on Investment Securities and Foreign Currency	26,236	11,937	5,877	1,246
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,710	$12,472	$8,769	$1,406

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(Amounts in thousands)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Strategic Value Fund
INVESTMENT INCOME
Dividends	$4,906	$350	$1,800	$646
Interest	170	95	83	100
Income from securities lending	41	42	128	22
Foreign tax withheld	—	—	(19)	—
Total Investment Income	5,117	487	1,992	768
EXPENSES
Investment advisory fees	181	680	723	342
Administration fees	387	148	197	71
Accounting fees	149	68	86	33
Director fees and expenses	6	2	3	1
Custodian fees and expenses	45	34	33	29
Pricing fees	26	8	7	7
Other expenses	102	32	43	16
Total Expenses	896	972	1,092	499
Less: Fees paid indirectly	—	34	56	3
Net Expenses	896	938	1,036	496
Net Investment Income (Loss)	4,221	(451)	956	272
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	1,696	11,101	3,863	5,985
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	6,959	10,638	(247)	(6,209)
Net Gain (Loss) on Investment Securities and Foreign Currency	8,655	21,739	3,616	(224)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,876	$21,288	$4,572	$48
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
INVESTMENT INCOME
Dividends	$394	$2,933	$7,587	$1,579
Interest	53	292	599	55
Income from securities lending	84	101	20	16
Foreign tax withheld	—	—	(486)	(4)
Total Investment Income	531	3,326	7,720	1,646
EXPENSES
Investment advisory fees	762	1,581	2,854	488
Administration fees	155	279	504	105
Accounting fees	72	113	221	49
Director fees and expenses	2	5	8	2
Custodian fees and expenses	18	76	225	20
Pricing fees	8	13	32	5
Other expenses	35	60	110	22
Total Expenses	1,052	2,127	3,954	691
Less: Fees paid indirectly	—	—	45	—
Net Expenses .	1,052	2,127	3,909	691
Net Investment Income (Loss)	(521)	1,199	3,811	955
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	3,941	22,865	69,483	6,864
Net realized foreign exchange gain (loss)	—	—	(3,933)	—
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,418	(33,712)	(7,862)	(21,032)
Net Gain (Loss) on Investment Securities and Foreign Currency	8,359	(10,847)	57,688	(14,168)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,838	$(9,648)	$61,499	$(13,213)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,394	$3,475	$2,299	$1,781
Net realized gain (loss) on investment transactions	—	3	(13)	(232)
Net realized foreign exchange gain (loss)	—	—	17	19
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	277	226
Net Increase (Decrease) in Net Assets Resulting from Operations	4,394	3,478	2,580	1,794
Distributions From:
Net investment income	(4,394)	(3,475)	(2,176)	(1,697)
Total Distributions	(4,394)	(3,475)	(2,176)	(1,697)
Capital Share Transactions (1):
Shares issued	111,892	57,903	19,828	12,093
Shares issued in lieu of cash distributions	4,394	3,475	2,176	1,697
Shares redeemed	(96,619)	(57,916)	(7,752)	(31,999)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,667	3,462	14,252	(18,209)
Total Increase (Decrease)	19,667	3,465	14,656	(18,112)
Net Assets
Beginning of Period	76,350	72,885	42,867	60,979
End of Period	$96,017	$76,350	$57,523	$42,867
Undistributed net investment income (loss)	$14	$—	$454	$303
(1) Shares Issued and Redeemed:
Shares issued	111,892	57,903	1,885	1,154
Shares issued in lieu of cash distributions	4,394	3,475	208	165
Shares redeemed	(96,619)	(57,916)	(735)	(3,096)
	19,667	3,462	1,358	(1,777)
	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,125	$6,870	$6,261	$5,901
Net realized gain (loss) on investment transactions	245	(834)	1,466	9
Net realized foreign exchange gain (loss)	—	98	4	9
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,417	1,518	(4,625)	2,224
Net Increase (Decrease) in Net Assets Resulting from Operations	10,787	7,652	3,106	8,143
Distributions From:
Net investment income	(7,857)	(6,033)	(6,276)	(4,917)
Total Distributions	(7,857)	(6,033)	(6,276)	(4,917)
Capital Share Transactions (1):
Shares issued	32,234	27,048	17,283	12,250
Shares issued in lieu of cash distributions	7,857	6,033	6,276	4,917
Shares redeemed	(20,080)	(35,295)	(22,141)	(17,710)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	20,011	(2,214)	1,418	(543)
Total Increase (Decrease)	22,941	(595)	(1,752)	2,683
Net Assets
Beginning of Period	160,670	161,265	88,203	85,520
End of Period	$183,611	$160,670	$86,451	$88,203
Undistributed net investment income (loss)	$1,483	$1,258	$978	$988
(1) Shares Issued and Redeemed:
Shares issued	3,062	2,617	2,129	1,563
Shares issued in lieu of cash distributions	748	583	821	626
Shares redeemed	(1,907)	(3,449)	(2,743)	(2,260)
	1,903	(249)	207	(71)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Flexibly Managed Fund		Growth Stock Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,474	$25,775	$535	$463
Net realized gain (loss) on investment transactions	103,474	165,638	8,339	5,446
Net realized foreign exchange gain (loss)	(37)	(26)	(81)	(36)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(77,201)	(18,295)	3,679	9,171
Net Increase (Decrease) in Net Assets Resulting from Operations	59,710	173,092	12,472	15,044
Distributions From:
Net investment income	(32,193)	(20,747)	(602)	(300)
Net short-term gains	(24,440)	(1,908)	—	—
Net long-term gains	(83,435)	(177,675)	—	—
Total Distributions	(140,068)	(200,330)	(602)	(300)
Capital Share Transactions (1):
Shares issued	180,267	145,778	21,800	22,183
Shares issued in lieu of cash distributions	140,068	200,330	602	300
Shares redeemed	(130,201)	(68,090)	(13,704)	(12,051)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	190,134	278,018	8,698	10,432
Total Increase (Decrease)	109,776	250,780	20,568	25,176
Net Assets
Beginning of Period	1,330,977	1,080,197	132,371	107,195
End of Period	$1,440,753	$1,330,977	$152,939	$132,371
Undistributed net investment income (loss)	$6,388	$5,084	$—	$148
(1) Shares Issued and Redeemed:
Shares issued	6,909	5,422	1,404	1,655
Shares issued in lieu of cash distributions	5,853	7,898	38	20
Shares redeemed	(5,012)	(2,547)	(878)	(889)
	7,750	10,773	564	786
	Large Cap Value Fund		Large Cap Growth Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,892	$3,071	$160	$101
Net realized gain (loss) on investment transactions	24,681	13,472	1,618	392
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(18,804)	21,099	(372)	506
Net Increase (Decrease) in Net Assets Resulting from Operations	8,769	37,642	1,406	999
Distributions From:
Net investment income	(3,212)	(2,403)	(164)	(70)
Net short-term gains	(1,951)	(882)	(173)	(25)
Net long-term gains	(24,091)	(10,005)	(1,163)	(274)
Total Distributions	(29,254)	(13,290)	(1,500)	(369)
Capital Share Transactions (1):
Shares issued	12,214	11,420	5,086	6,823
Shares issued in lieu of cash distributions	29,254	13,290	1,500	369
Shares redeemed	(35,301)	(30,112)	(6,923)	(5,087)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,167	(5,402)	(337)	2,105
Total Increase (Decrease)	(14,318)	18,950	(431)	2,735
Net Assets
Beginning of Period	234,269	215,319	29,982	27,247
End of Period	$219,951	$234,269	$29,551	$29,982
Undistributed net investment income (loss)	$371	$691	$36	$40
(1) Shares Issued and Redeemed:
Shares issued	610	597	444	629
Shares issued in lieu of cash distributions	1,647	679	137	33
Shares redeemed	(1,750)	(1,584)	(604)	(473)
	507	(308)	(23)	189

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Index 500 Fund		Mid Cap Growth Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,221	$3,800	$(451)	$(81)
Net realized gain (loss) on investment transactions	1,696	(3,527)	11,101	7,823
Net realized foreign exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	6,959	33,685	10,638	(2,600)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,876	33,958	21,288	5,142
Distributions From:
Net investment income	(4,138)	(3,021)	—	—
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	(4,138)	(3,021)	—	—
Capital Share Transactions (1):
Shares issued	21,470	20,110	20,452	13,755
Shares issued in lieu of cash distributions	4,138	3,021	—	—
Shares redeemed	(30,058)	(38,016)	(14,517)	(14,657)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,450)	(14,885)	5,935	(902)
Total Increase (Decrease)	4,288	16,052	27,223	4,240
Net Assets
Beginning of Period	250,174	234,122	85,414	81,174
End of Period	$254,462	$250,174	$112,637	$85,414
Undistributed net investment income (loss)	$897	$814	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,104	2,210	2,078	1,636
Shares issued in lieu of cash distributions	410	308	—	—
Shares redeemed	(2,932)	(4,230)	(1,532)	(1,782)
	(418)	(1,712)	546	(146)
	Mid Cap Value Fund		Strategic Value Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$956	$985	$272	$242
Net realized gain (loss) on investment transactions	3,863	8,489	5,985	3,610
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(247)	3,265	(6,209)	922
Net Increase (Decrease) in Net Assets Resulting from Operations	4,572	12,739	48	4,774
Distributions From:
Net investment income	(1,184)	(768)	(261)	(191)
Net short-term gains	(635)	(1,713)	(480)	(223)
Net long-term gains	(6,732)	(5,051)	(4,889)	(4,086)
Return of capital	(308)	—	—	—
Total Distributions	(8,859)	(7,532)	(5,630)	(4,500)
Capital Share Transactions (1):
Shares issued	16,026	16,930	15,028	7,450
Shares issued in lieu of cash distributions	8,859	7,532	5,630	4,500
Shares redeemed	(20,242)	(16,608)	(10,227)	(13,704)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,643	7,854	10,431	(1,754)
Total Increase (Decrease)	356	13,061	4,849	(1,480)
Net Assets
Beginning of Period	125,362	112,301	43,616	45,096
End of Period	$125,718	$125,362	$48,465	$43,616
Undistributed net investment income (loss)	$—	$228	$79	$68
(1) Shares Issued and Redeemed:
Shares issued	1,123	1,252	1,082	553
Shares issued in lieu of cash distributions	675	558	475	343
Shares redeemed	(1,444)	(1,247)	(740)	(1,028)
	354	563	817	(132)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(521)	$(310)	$1,199	$477
Net realized gain (loss) on investment transactions	3,941	4,036	22,865	17,237
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,418	(5,244)	(33,712)	9,404
Net Increase (Decrease) in Net Assets Resulting from Operations	7,838	(1,518)	(9,648)	27,118
Distributions From:
Net investment income	—	—	(1,277)	(478)
Net short-term gains	—	—	(9,046)	(3,175)
Net long-term gains	—	—	(17,861)	(10,726)
Total Distributions	—	—	(28,184)	(14,379)
Capital Share Transactions (1):
Shares issued	7,797	16,537	24,077	17,144
Shares issued in lieu of cash distributions	—	—	28,184	14,379
Shares redeemed	(22,422)	(19,668)	(26,567)	(18,725)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,625)	(3,131)	25,694	12,798
Total Increase (Decrease)	(6,787)	(4,649)	(12,138)	25,537
Net Assets
Beginning of Period	106,380	111,029	182,142	156,605
End of Period	$99,593	$106,380	$170,004	$182,142
Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	364	793	1,373	967
Shares issued in lieu of cash distributions	—	—	1,932	820
Shares redeemed	(1,057)	(956)	(1,515)	(1,063)
	(693)	(163)	1,790	724
	International Equity Fund		REIT Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07	12/31/06
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,811	$2,686	$955	$878
Net realized gain (loss) on investment transactions	69,483	36,426	6,864	6,265
Net realized foreign exchange gain (loss)	(3,933)	(1,203)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(7,862)	26,891	(21,032)	8,570
Net Increase (Decrease) in Net Assets Resulting from Operations	61,499	64,800	(13,213)	15,713
Distributions From:
Net investment income	(1,901)	(3,974)	(1,169)	(690)
Net short-term gains	(4,552)	(1,260)	(550)	(574)
Net long-term gains	(58,339)	(26,521)	(8,191)	(4,682)
Return of capital	—	—	(583)	—
Total Distributions	(64,792)	(31,755)	(10,493)	(5,946)
Capital Share Transactions (1):
Shares issued	59,024	49,258	18,153	18,758
Shares issued in lieu of cash distributions	64,792	31,755	10,493	5,946
Shares redeemed	(33,694)	(20,506)	(23,046)	(5,803)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	90,122	60,507	5,600	18,901
Total Increase (Decrease)	86,829	93,552	(18,106)	28,668
Net Assets
Beginning of Period	294,499	200,947	71,790	43,122
End of Period	$381,328	$294,499	$53,684	$71,790
Undistributed net investment income (loss)	$243	$(2,094)	$—	$188
(1) Shares Issued and Redeemed:
Shares issued	2,264	2,083	1,063	1,082
Shares issued in lieu of cash distributions	2,746	1,322	839	331
Shares redeemed	(1,319)	(877)	(1,396)	(336)
	3,691	2,528	506	1,077

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.05	0.05	0.03	0.01	0.01
Total from investment operations	0.05	0.05	0.03	0.01	0.01
Less distributions:
Net investment income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return [1]	4.98%	4.66%	2.81%	0.96%	0.86%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,017	$76,350	$72,885	$81,743	$99,949
Ratio of total expenses to average net assets	0.49%	0.50%	0.50%	0.53%	0.50%
Ratio of net investment income (loss) to average net assets	4.88%	4.57%	2.74%	0.92%	0.89%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.28	$10.25	$10.45	$10.57	$10.70
Income from investment operations:
Net investment income (loss)	0.41	0.45	0.37	0.37	0.43
Net realized and unrealized gain (loss) on investment transactions	0.13	0.01	(0.15)	(0.12)	(0.12)
Total from investment operations	0.54	0.46	0.22	0.25	0.31
Less distributions:
Net investment income	(0.41)	(0.43)	(0.42)	(0.37)	(0.43)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.41)	(0.43)	(0.42)	(0.37)	(0.44)
Net asset value, end of period	$10.41	$10.28	$10.25	$10.45	$10.57
Total return [1]	5.22%	4.49%	2.14%	2.32%	2.90%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,523	$42,867	$60,979	$46,219	$43,545
Ratio of total expenses to average net assets	0.60%	0.62%	0.61%	0.62%	0.60%
Ratio of net investment income (loss) to average net assets	4.55%	3.91%	3.42%	3.52%	3.62%
Portfolio turnover rate	39%	78%	300%	35%	27%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.31	$10.18	$10.54	$10.51	$10.50
Income from investment operations:
Net investment income (loss)	0.47	0.46	0.40	0.45	0.48
Net realized and unrealized gain on investment transactions.	0.18	0.08	(0.14)	0.03	0.16
Total from investment operations	0.65	0.54	0.26	0.48	0.64
Less distributions:
Net investment income	(0.46)	(0.41)	(0.45)	(0.45)	(0.48)
Net realized gains	—	—	(0.17)	— (a)	(0.15)
Total distributions	(0.46)	(0.41)	(0.62)	(0.45)	(0.63)
Net asset value, end of period	$10.50	$10.31	$10.18	$10.54	$10.51
Total return [1]	6.33%	5.25%	2.50%	4.59%	6.18%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$183,611	$160,670	$161,265	$172,734	$172,099
Ratio of total expenses to average net assets	0.59%	0.61%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.71%	4.43%	3.72%	4.07%	4.36%
Portfolio turnover rate	55%	139%	614%	230%	215%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$7.88	$7.59	$7.91	$7.70	$6.78
Income (loss) from investment operations:
Net investment income (loss)	0.58	0.55	0.57	0.61	0.64
Net realized and unrealized gain (loss) on investment transactions	(0.30)	0.20	(0.33)	0.21	0.92
Total from investment operations	0.28	0.75	0.24	0.82	1.56
Less distributions:
Net investment income	(0.58)	(0.46)	(0.56)	(0.61)	(0.64)
Net asset value, end of period	$7.58	$7.88	$7.59	$7.91	$7.70
Total return [1]	3.57%	9.97%	3.11%	10.71%	23.13%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$86,451	$88,203	$85,520	$85,957	$82,316
Ratio of total expenses to average net assets	0.84%	0.85%	0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	6.97%	6.91%	7.01%	7.35%	8.55%
Portfolio turnover rate	67%	65%	64%	68%	88%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$25.12	$25.59	$25.96	$23.64	$18.75
Income from investment operations:
Net investment income (loss)	0.59	0.54	0.40	0.47	0.42
Net realized and unrealized gain (loss) on investment transactions	0.52	3.33	1.65	3.83	5.17
Total from investment operations	1.11	3.87	2.05	4.30	5.59
Less distributions:
Net investment income	(0.58)	(0.44)	(0.40)	(0.47)	(0.42)
Net realized gains	(1.93)	(3.90)	(2.02)	(1.51)	(0.28)
Total distributions	(2.51)	(4.34)	(2.42)	(1.98)	(0.70)
Net asset value, end of period	$23.72	$25.12	$25.59	$25.96	$23.64
Total return [1]	4.47%	15.37%	7.84%	18.58%	29.92%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,440,753	$1,330,977	$1,080,197	$929,480	$705,627
Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.85%	0.86%
Ratio of total expenses to average net assets	0.83%	0.84%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	2.34%	2.16%	1.56%	2.02%	2.11%
Portfolio turnover rate	61%	57%	30%	22%	25%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

GROWTH STOCK FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.68	$13.02	$12.28	$11.02	$9.81
Income from investment operations:
Net investment income (loss)	0.06	0.05	0.02	0.05	—
Net realized and unrealized gain (loss) on investment transactions	1.28	1.64	0.73	1.26	1.21
Total from investment operations	1.34	1.69	0.75	1.31	1.21
Less distributions:
Net investment income	(0.06)	(0.03)	(0.01)	—	—
Net realized gains	—	—	—	(0.05)	—
Total distributions	(0.06)	(0.03)	(0.01)	(0.05)	—
Net asset value, end of period	$15.96	$14.68	$13.02	$12.28	$11.02
Total return [1]	9.16%	13.01%	6.14%	11.90%	12.36%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$152,939	$132,371	$107,195	$95,242	$97,751
Ratio of net expenses to average net assets	0.94%	0.96%	0.98%	0.97%	0.97%
Ratio of total expenses to average net assets	0.94%	0.97%	0.98%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.37%	0.40%	0.15%	0.47%	0.02%
Portfolio turnover rate	55%	43%	44%	185%	578%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.60	$17.56	$18.45	$17.59	$13.97
Income from investment operations:
Net investment income (loss)	0.26	0.27	0.23	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	0.45	2.93	0.33	1.98	3.62
Total from investment operations	0.71	3.20	0.56	2.24	3.87
Less distributions:
Net investment income	(0.29)	(0.21)	(0.21)	(0.26)	(0.25)
Net realized gains	(2.37)	(0.95)	(1.24)	(1.12)	—
Total distributions	(2.66)	(1.16)	(1.45)	(1.38)	(0.25)
Net asset value, end of period	$17.65	$19.60	$17.56	$18.45	$17.59
Total return [1]	3.73%	18.27%	3.00%	12.85%	27.76%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$219,951	$234,269	$215,319	$224,481	$227,906
Ratio of net expenses to average net assets	0.86%	0.87%	0.88%	0.89%	0.90%
Ratio of total expenses to average net assets	0.87%	0.88%	0.88%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets	1.25%	1.37%	1.15%	1.38%	1.62%
Portfolio turnover rate	92%	45%	45%	105%	40%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.05	$10.79	$10.76	$10.53	$8.41
Income from investment operations:
Net investment income (loss)	0.06	0.04	0.02	0.06	0.03
Net realized and unrealized gain (loss) on investment transactions	0.45	0.36	0.11	0.85	2.12
Total from investment operations	0.51	0.40	0.13	0.91	2.15
Less distributions:
Net investment income	(0.06)	(0.03)	(0.02)	(0.06)	(0.03)
Net realized gains	(0.52)	(0.11)	(0.08)	(0.62)	—
Total distributions	(0.58)	(0.14)	(0.10)	(0.68)	(0.03)
Net asset value, end of period	$10.98	$11.05	$10.79	$10.76	$10.53
Total return [1]	4.71%	3.70%	1.20%	8.66%	25.61%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,551	$29,982	$27,247	$24,072	$16,099
Ratio of net expenses to average net assets	0.83%	0.86%	0.89%	0.96%	1.00%
Ratio of total expenses to average net assets	0.87%	0.88%	0.89%	0.96%	1.27%
Ratio of net investment income (loss) to average net assets	0.53%	0.35%	0.19%	0.59%	0.51%
Portfolio turnover rate	55%	38%	21%	114%	28%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.78	$8.58	$8.34	$7.67	$6.05
Income from investment operations:
Net investment income (loss)	0.17	0.15	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investment transactions	0.33	1.17	0.24	0.67	1.62
Total from investment operations	0.50	1.32	0.38	0.80	1.72
Less distributions:
Net investment income	(0.17)	(0.12)	(0.14)	(0.13)	(0.10)
Net realized gains	—	—	—	—	—
Total distributions	(0.17)	(0.12)	(0.14)	(0.13)	(0.10)
Net asset value, end of period	$10.11	$9.78	$8.58	$8.34	$7.67
Total return [1]	5.09%	15.37%	4.48%	10.47%	28.41%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$254,462	$250,174	$234,122	$257,637	$234,020
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.29%	0.25%
Ratio of total expenses to average net assets	0.35%	0.37%	0.37%	0.37%	0.38%
Ratio of net investment income (loss) to average net assets	1.64%	1.61%	1.52%	1.70%	1.47%
Portfolio turnover rate	4%	6%	5%	1%	1%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$8.47	$7.93	$7.05	$6.33	$4.24
Income from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.17	0.55	0.91	0.76	2.12
Total from investment operations	2.13	0.54	0.88	0.72	2.09
Less distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$10.60	$8.47	$7.93	$7.05	$6.33
Total return [1]	25.15%	6.81%	12.48%	11.37%	49.29%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$112,637	$85,414	$81,174	$70,793	$65,052
Ratio of net expenses to average net assets	0.97%	0.96%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets	1.00%	1.02%	1.02%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	(0.46%)	(0.09%)	(0.43%)	(0.56%)	(0.59%)
Portfolio turnover rate	137%	153%	156%	169%	154%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.59	$12.97	$13.77	$13.05	$9.75
Income from investment operations:
Net investment income (loss)	0.11	0.11	0.09	0.05	0.04
Net realized and unrealized gain (loss) on investment transactions	0.38	1.36	1.63	2.88	3.55
Total from investment operations	0.49	1.47	1.72	2.93	3.59
Less distributions:
Net investment income	(0.13)	(0.09)	(0.09)	(0.05)	(0.04)
Net realized gains	(0.80)	(0.76)	(2.43)	(2.16)	(0.25)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.96)	(0.85)	(2.52)	(2.21)	(0.29)
Net asset value, end of period	$13.12	$13.59	$12.97	$13.77	$13.05
Total return [1]	3.77%	11.41%	12.33%	23.17%	36.84%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$125,718	$125,362	$112,301	$98,448	$81,042
Ratio of net expenses to average net assets	0.79%	0.81%	0.85%	0.86%	0.86%
Ratio of total expenses to average net assets	0.83%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	0.73%	0.82%	0.67%	0.40%	0.39%
Portfolio turnover rate	73%	62%	100%	68%	64%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

STRATEGIC VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$13.23	$13.15	$12.91	$10.57	$8.54
Income from investment operations:
Net investment income (loss)	0.07	0.08	0.07	0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	0.03	1.48	1.00	2.51	2.07
Total from investment operations	0.10	1.56	1.07	2.56	2.14
Less distributions:
Net investment income	(0.07)	(0.06)	(0.06)	(0.05)	(0.07)
Net realized gains	(1.48)	(1.42)	(0.77)	(0.17)	(0.04)
Total distributions	(1.55)	(1.48)	(0.83)	(0.22)	(0.11)
Net asset value, end of period	$11.78	$13.23	$13.15	$12.91	$10.57
Total return [1]	0.85%	12.23%	8.20%	24.25%	25.13%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$48,465	$43,616	$45,096	$30,485	$16,025
Ratio of net expenses to average net assets	1.04%	1.06%	1.07%	1.14%	1.25%
Ratio of total expenses to average net assets	1.05%	1.07%	1.07%	1.14%	1.26%
Ratio of net investment income (loss) to average net assets	0.57%	0.56%	0.58%	0.47%	0.54%
Portfolio turnover rate	40%	28%	25%	18%	17%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.09	$20.34	$19.14	$17.48	$11.85
Income from investment operations:
Net investment income (loss)	(0.11)	(0.06)	(0.13)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	1.66	(0.19)	1.33	1.82	5.76
Total from investment operations	1.55	(0.25)	1.20	1.66	5.63
Less distributions:
Net invesment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$21.64	$20.09	$20.34	$19.14	$17.48
Total return [1]	7.72%	(1.23%)	6.27%	9.50%	47.51%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$99,593	$106,380	$111,029	$113,579	$111,360
Ratio of net expenses to average net assets	1.02%	1.02%	1.02%	1.06%	1.09%
Ratio of net investment income (loss) to average net assets	(0.50%)	(0.27%)	(0.67%)	(0.87%)	(0.94%)
Portfolio turnover rate	107%	126%	137%	195%	191%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP VALUE FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.70	$16.37	$16.95	$18.20	$11.00
Income from investment operations:
Net investment income (loss)	0.12	0.05	0.07	0.01	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(1.03)	2.77	0.56	2.55	8.29
Total from investment operations	(0.91)	2.82	0.63	2.56	8.21
Less distributions:
Net investment income	(0.12)	(0.05)	(0.07)	(0.01)	—
Net realized gains	(2.60)	(1.44)	(1.14)	(3.80)	(1.01)
Total distributions	(2.72)	(1.49)	(1.21)	(3.81)	(1.01)
Net asset value, end of period	$14.07	$17.70	$16.37	$16.95	$18.20
Total return [1]	(5.30%)	17.43%	3.67%	14.88%	74.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$170,004	$182,142	$156,605	$165,714	$148,700
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.15%	1.15%
Ratio of total expenses to average net assets	1.14%	1.14%	1.14%	1.17%	1.19%
Ratio of net investment income (loss) to average net assets	0.64%	0.28%	0.40%	0.08%	(0.61%)
Portfolio turnover rate	67%	59%	46%	142%	61%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.27	$20.91	$17.98	$13.91	$10.53
Income from investment operations:
Net investment income (loss)	0.31	0.28	0.15	0.24	0.19
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.33	5.98	2.86	3.92	3.27
Total from investment operations	4.64	6.26	3.01	4.16	3.46
Less distributions:
Net investment income	(0.15)	(0.38)	(0.08)	(0.09)	(0.08)
Net realized gains	(4.67)	(2.52)	—	—	—
Total distributions	(4.82)	(2.90)	(0.08)	(0.09)	(0.08)
Net asset value, end of period	$24.09	$24.27	$20.91	$17.98	$13.91
Total return [1]	20.05%	30.34%	16.77%	30.01%	32.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$381,328	$294,499	$200,947	$165,509	$133,603
Ratio of net expenses to average net assets	1.16%	1.19%	1.21%	1.22%	1.19%
Ratio of total expenses to average net assets	1.18%	1.20%	1.21%	1.22%	1.19%
Ratio of net investment income (loss) to average net assets	1.14%	1.10%	1.47%	1.61%	1.63%
Portfolio turnover rate	95%	52%	40%	40%	59%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REIT FUND

For a share outstanding throughout the period

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.10	$14.92	$14.33	$11.53	$9.00
Income from investment operations:
Net investment income (loss)	0.30	0.24	0.20	0.37	0.36
Net realized and unrealized gain (loss) on investment transactions	(3.49)	4.57	1.66	3.69	2.83
Total from investment operations	(3.19)	4.81	1.86	4.06	3.19
Less distributions:
Net investment income	(0.33)	(0.19)	(0.30)	(0.41)	(0.37)
Net realized gains	(2.42)	(1.44)	(0.97)	(0.85)	(0.29)
Return of capital	(0.16)	—	—	—	—
Total distributions	(2.91)	(1.63)	(1.27)	(1.26)	(0.66)
Net asset value, end of period	$12.00	$18.10	$14.92	$14.33	$11.53
Total return [1]	(17.87%)	32.41%	12.97%	35.53%	35.49%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$53,684	$71,790	$43,122	$31,247	$16,881
Ratio of expenses to average net assets	0.99%	1.00%	1.02%	1.10%	1.25%
Ratio of expenses to average net assets	0.99%	1.00%	1.02%	1.10%	1.34%
Ratio of net investment income to average net assets	1.37%	1.56%	1.41%	3.06%	4.87%
Portfolio turnover rate	85%	53%	54%	80%	69%

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

1 — ORGANIZATION

Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts ("REITs") held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT's based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Funds' records.

RECENT ACCOUNTING PRONOUNCEMENTS: In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the Funds' fiscal year beginning January 1, 2007. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Funds' financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws, and/or additional guidance from the IRS regarding interpretations of the existing laws.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (FAS) No. 157, "Fair Value Measurements." FAS 157 is effective for fiscal years beginning after November 15, 2007. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund
Flexibly Managed Fund
Growth Stock Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Small Cap Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
Lord, Abbett & Co. LLC
ABN AMRO Asset Management, Inc.
Wells Capital Management, Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Bjurman, Barry & Associates
Goldman Sachs Asset Management, LP
Vontobel Asset Management, Inc.
Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Strategic Value Fund: 0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Accounting Services

Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Prior to October 24, 2006, each of the Funds, except International Equity Fund, paid PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Growth Stock	1.00%
Large Cap Growth	1.00%
Strategic Value	1.25%
Fund	Expense Limitation
Large Cap Value	1.00%
Index 500	0.40%
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Small Cap Growth	1.15%
Small Cap Value	1.15%
International Equity	1.50%
REIT	1.25%

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. As of December 31, 2007, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2009	Various Months Ending December 31, 2010
Index 500 Fund	$36,692	$2,164
Mid Cap Growth Fund	8,289	3,584

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three year period as long as it would not cause the Fund to exceed its expense limitation. This three year "recapture period" is applied prospectively, and not retroactively, from the effective date.

Total fees of $82,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2007. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2007 are as follows (amounts in thousands):

Money Market Fund	$601
Quality Bond Fund	3,759
High Yield Bond Fund	1,940
Flexibly Managed Fund	39,703
Growth Stock Fund	26,699
Large Cap Value Fund	6,190
Index 500 Fund	18,973
Mid Cap Growth Fund	7,436
Mid Cap Value	361
Strategic Value Fund	5,491
Small Cap Growth Fund	6,186
Small Cap Value Fund	6,980
International Equity Fund	37,928
REIT Fund	2,420

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2007 were as follows:

High Yield Bond Fund	$117
Flexibly Managed Fund	10,550
Growth Stock Fund	144
Mid Cap Value Fund	17,817

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2007, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond	$30,399	$7,489	$13,480	$4,558
Quality Bond Fund	69,148	46,775	72,186	36,829
High Yield Bond Fund	—	—	58,079	56,605
Flexibly Managed Fund	—	—	772,174	696,310
Growth Stock Fund	—	—	84,612	77,764
Large Cap Value Fund	—	—	193,548	209,841
Large Cap Growth Fund	—	—	16,191	17,725
Index 500 Fund	—	—	10,916	12,583
Mid Cap Growth Fund	—	—	133,361	130,050
Mid Cap Value Fund	—	—	94,850	97,312
Strategic Value Fund	—	—	21,612	14,898
Small Cap Growth Fund	—	—	105,835	120,658
Small Cap Value Fund	—	—	120,141	120,765
International Equity Fund	—	—	342,052	311,899
REIT Fund	—	—	57,815	63,064

6 — FEES PAID INDIRECTLY

Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2007 were as follows (amounts in thousands):

Flexibly Managed Fund	$17
Growth Stock Fund	2
Large Cap Value Fund	36
Large Cap Growth Fund	13
Mid Cap Growth Fund	34
Mid Cap Value Fund	56
Strategic Value Fund	3
International Equity Fund	45

7 — FEDERAL INCOME TAXES

The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, paydown losses, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	$14,045	$(14,045)	—
Limited Maturity Bond	27,586	(27,586)	—
Quality Bond Fund	(43,138)	43,138	—
High Yield Bond Fund	5,483	(5,483)	—
Flexibly Managed Fund	22,570	(22,570)	—
Growth Stock Fund	(80,689)	80,689	—
Mid Cap Growth Fund	451,000	—	$(451,000)
Mid Cap Value Fund	308,107	—	(308,107)
Small Cap Growth Fund	520,985	—	(520,985)
Small Cap Value Fund	78,341	(78,341)	—
International Equity Fund	426,528	(426,528)	—
REIT Fund	608,631	(25,388)	(583,243)

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid during the years ended December 31, 2007 and 2006 were as follows (amounts in thousands):

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2007	$4,394	—	—	$4,394
2006	3,475	—	—	3,475
Limited Maturity Bond
2007	2,176	—	—	2,176
2006	1,697	—	—	1,697
Quality Bond Fund
2007	7,857	—	—	7,857
2006	6,033	—	—	6,033
High Yield Bond Fund
2007	6,276	—	—	6,276
2006	4,917	—	—	4,917
Flexibly Managed Fund
2007	56,633	$83,435	—	140,068
2006	22,655	177,675	—	200,330
Growth Stock Fund
2007	602	—	—	602
2006	300	—	—	300

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Large Cap Value Fund
2007	$5,163	$24,091	—	$29,254
2006	3,285	10,005	—	13,290
Large Cap Growth Fund
2007	337	1,163	—	1,500
2006	95	274	—	369
Index 500 Fund
2007	4,138	—	—	4,138
2006	3,021	—	—	3,021
Mid Cap Growth Fund
2007	—	—	—	—
2006	—	—	—	—
Mid Cap Value Fund
2007	1,819	6,732	$308	8,859
2006	2,481	5,051	—	7,532
Strategic Value Fund
2007	741	4,889	—	5,630
2006	414	4,086	—	4,500
Small Cap Growth Fund
2007	—	—	—	—
2006	—	—	—	—
Small Cap Value Fund
2007	10,242	17,942	—	28,184
2006	3,653	10,726	—	14,379
International Equity Fund
2007	6,453	58,339	—	64,792
2006	5,234	26,521	—	31,755
REIT Fund
2007	1,693	8,217	583	10,493
2006	1,264	4,682	—	5,946

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (amounts in thousands):

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$14	—	$(11)	$3
Limited Maturity Bond Fund	454	—	(1,259)	(805)
Quality Bond Fund	1,483	—	(2,465)	(982)
High Yield Bond Fund	976	—	(8,456)	(7,480)
Flexibly Managed Fund	9,661	$12,510	—	22,171
Growth Stock Fund	40	—	(124,347)	(124,307)
Large Cap Value Fund	370	1,397	—	1,767
Large Cap Growth Fund	49	405	—	454
Index 500 Fund	896	—	(18,858)	(17,962)
Mid Cap Growth Fund	—	—	(231)	(231)
Strategic Value Fund	133	1,224	—	1,357
Small Cap Growth Fund	—	—	(54,767)	(54,767)
Small Cap Value Fund	—	2,032	—	2,032
International Equity Fund	5,681	10,934	—	16,615

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2007, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on December 31,
	2009	2010	2011	2012	2013	2014	2015	Total
Money Market Fund	—	—	—	—	—	—	$11	$11
Limited Maturity Bond	—	—	$178	$16	$415	$645	5	1,259
Quality Bond Fund	—	—	—	—	—	2,429	36	2,465
High Yield Bond Fund	$5,015	$3,195	246	—	—	—	—	8,456
Growth Stock Fund	66,544	46,866	10,937	—	—	—	—	124,347
Index 500 Fund	350	11,374	—	—	5,030	1,916	188	18,858
Mid Cap Growth Fund	—	231	—	—	—	—	—	231
Small Cap Growth Fund	19,150	35,617	—	—	—	—	—	54,767

During the year ended December 31, 2007, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$1,562
Growth Stock Fund	8,274
Mid Cap Growth Fund	11,071
Small Cap Growth Fund	6,054

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2007 through December 31, 2007 as having occurred on January 1, 2008 (amounts in thousands):

	Currency	Capital
High Yield Bond Fund	$1	$307
Growth Stock Fund	39	—
Mid Cap Value Fund	—	803
Small Cap Growth Fund	—	2,113

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Tax cost of securities:

At December 31, 2007, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2007 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$95,419,555	—	—	—
Limited Maturity Bond Fund	73,877,727	$1,098,705	$(953,803)	$144,902
Quality Bond Fund	196,193,675	5,243,179	(1,961,419)	3,281,760
High Yield Bond Fund	87,782,092	915,284	(3,507,603)	(2,592,319)
Flexibly Managed Fund	1,531,812,327	144,431,324	(42,041,352)	102,389,972
Growth Stock Fund	141,519,642	28,355,459	(3,488,026)	24,867,433
Large Cap Value Fund	216,772,503	31,996,897	(12,096,397)	19,900,500
Large Cap Growth Fund	33,795,684	4,339,132	(2,013,878)	2,325,254
Index 500 Fund	235,866,706	72,710,446	(42,676,776)	(30,033,670)
Mid Cap Growth Fund	108,399,292	23,595,446	(1,185,926)	22,409,520
Mid Cap Value Fund	131,201,493	22,584,119	(6,830,389)	15,753,730
Strategic Value Fund	56,356,400	6,127,904	(5,473,501)	654,403
Small Cap Growth Fund	85,267,209	23,185,253	(3,244,135)	19,941,118
Small Cap Value Fund	194,032,133	14,079,037	(23,398,918)	(9,319,881)
International Equity Fund	327,952,309	80,957,994	(9,201,751)	71,756,243
REIT Fund	59,851,762	1,105,327	(6,840,384)	(5,735,057)

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the year ended December 31, 2007. Open futures contracts held by the Index 500 Fund at December 31, 2007 were as follows:

Type	Futures Contract	Expiration Date	Unit (at 250 per Unit)	Closing Price	Unrealized Appreciation (Depreciation) (in thousands)
Buy/Long	S&P 500 Index	3/20/2008	10	$1,477	$(22)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

Options — Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no option contracts open as of December 31, 2007.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2007. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2007 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Buy	Australian Dollar	2/29/08	$11,250	1.14291	$9,341	$9,843	$502
Sell	Australian Dollar	2/29/08	(11,250)	1.14291	(9,104)	(9,843)	(739)
Sell	Australian Dollar	6/13/08	(11,075)	1.15288	(9,584)	(9,606)	(22)
Buy	Japanese Yen	5/12/08	429,700	110.18000	3,648	3,900	252
Sell	Japanese Yen	5/12/08	(429,700)	110.18000	(3,714)	(3,900)	(186)
Buy	Swiss Franc	5/13/08	7,750	1.12343	6,547	6,893	346
Sell	Swiss Franc	5/13/08	(7,750)	1.12343	(6,493)	(6,893)	(400)
Sell	Swiss Franc	6/13/08	(36,815)	1.12290	(32,565)	(32,786)	(221)
Buy	Pounds Sterling	3/26/08	21,900	0.50354	44,667	43,492	(1,175)
Sell	Pounds Sterling	3/26/08	(14,600)	0.50354	(29,392)	(28,995)	397
Sell	Pounds Sterling	3/26/08	(7,300)	0.50354	(14,632)	(14,497)	135

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Sell	Pounds Sterling	6/13/08	$(15,995)	0.50488	$(32,318)	$(31,681)	$637
Sell	Pounds Sterling	6/13/08	(4,595)	0.50488	(9,313)	(9,101)	212
Buy	European Currency	2/19/08	12,085	0.68350	16,515	17,681	1,166
Sell	European Currency	2/19/08	(12,085)	0.68350	(16,430)	(17,681)	(1,251)
Buy	European Currency	5/27/08	22,700	0.68368	31,384	33,203	1,819
Sell	European Currency	5/27/08	(22,700)	0.68368	(30,887)	(33,203)	(2,316)
Sell	European Currency	6/13/08	(24,837)	0.68374	(36,402)	(36,325)	77
Sell	European Currency	6/13/08	(5,770)	0.68374	(8,434)	(8,439)	(5)
Buy	South African Rand	3/05/08	14,940	6.91698	2,041	2,160	119
Sell	South African Rand	3/05/08	(7,470)	6.91698	(1,011)	(1,080)	(69)
Sell	South African Rand	3/05/08	(7,470)	6.91698	(1,015)	(1,080)	(65)
	Total						$(787)

9 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the year ended December 31, 2007 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands):

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Limited Maturity Bond	$16,317	$16,609	$17	$39
Quality Bond Fund	15,633	15,883	59	137
Flexibly Managed Fund	163,334	166,909	290	665
Growth Stock Fund	12,972	13,542	14	33
Large Cap Value Fund	15,462	15,939	20	47
Large Cap Growth Fund	6,477	6,720	4	10
Index 500 Fund	12,136	12,609	18	41
Mid Cap Growth Fund	16,551	17,035	18	42
Mid Cap Value Fund	20,278	20,829	55	128
Strategic Value Fund	8,559	9,006	10	22
Small Cap Growth Fund	5,767	6,139	36	84
Small Cap Value Fund	16,426	17,134	44	101
International Equity Fund	10,837	11,285	9	20
REIT Fund	3,474	3,479	7	16

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

10 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Penn Series Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc., comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Growth Stock Fund, Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Strategic Value Fund, Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund, and REIT Fund, (collectively, "the "Funds"), as of December 31, 2007, and the related statements of operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 were audited by other auditors, whose report dated February 6, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Penn Series Funds, Inc. as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 20, 2008

PENN SERIES FUNDS, INC.
DECEMBER 31, 2007

Tax Information (unaudited)

Each fund designates the following amounts distributed during the year ended December 31, 2007 as follows:

Fund	Long-Term Capital Gain
Money Market Fund	—
Limited Maturity Bond Fund	—
Quality Bond Fund	—
High Yield Bond Fund	—
Flexibly Managed Fund	$83,434,774
Growth Stock Fund	—
Large Cap Value Fund	24,090,884
Large Cap Growth Fund	1,163,614
Index 500 Fund	—
Mid Cap Growth Fund	—
Mid Cap Value Fund	6,732,150
Strategic Value Fund	4,889,143
Small Cap Growth Fund	—
Small Cap Value Fund	17,941,844
International Equity Fund	58,339,042
REIT Fund	8,216,611

Pursuant to Section 854 of the Internal Revenue Code ("the Code"), the following percentages of investment company taxable income for the year ended December 31, 2007 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	1.53%
Growth Stock Fund	100.00%
Large Cap Value Fund	77.72%
Flexibly Managed Fund	30.51%
Small Cap Value Fund	22.67%
Index 500 Fund	95.41%
Mid Cap Value Fund	56.46%
Large Cap Growth Fund	76.07%
Strategic Value Fund	63.84%
International Equity Fund	0.13%
REIT Fund	1.94%

International Equity Fund elects, under Section 853 of the Code to designate foreign taxes of $485,792 and foreign source income of $7,195,321 as being respectively paid and earned in connection with dividends distributed from investment company taxable income relating to the year ended December 31, 2007.

PENN SERIES FUNDS, INC.
DECEMBER 31, 2007

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 28, 2007. It is available on the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2007 is available on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

PENN SERIES FUNDS, INC.
DECEMBER 31, 2007

Board Approval of Investment Sub-Advisory Agreement (Unaudited)

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to certain portfolios of the Company and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for certain portfolios of the Company, including the Large Cap Growth Fund (the "Fund"). At a special in-person meeting of the Board of Directors held on October 15, 2007, the Board considered whether to approve a new investment sub-advisory agreement between ICMI and ABN AMRO Asset Management, Inc. ("ABN AMRO") with respect to the Large Cap Growth Fund (the "New Sub-Advisory Agreement") due to the fact that the then-current investment sub-advisory agreement between ICMI and ABN AMRO with respect to the Large Cap Growth Fund (the "Current Sub-Advisory Agreement") was scheduled to automatically terminate upon the closing of the tender offer by the consortium composed of Fortis NV, Royal Bank of Scotland Group plc and Banco Santander Centro Hispano, SA for the outstanding shares of the parent company of ABN AMRO (the "Transaction"), as a result of the Transaction constituting an "assignment" as such term is defined under the Investment Company Act of 1940 (the "1940 Act") of the Current Sub-Advisory Agreement.

In preparation for this meeting, the Board provided ABN AMRO with a written request for information and received and reviewed, in advance of the October 15, 2007 meeting, extensive written materials in response to that request, including information relating to the Transaction; the nature, extent, and quality of services to be provided to the Fund after the Transaction; ABN AMRO's portfolio management team; and ABN AMRO's compliance program. Representatives of ICMI and ABN AMRO attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations.

In connection with its review and deliberations on whether to approve the New Sub-Advisory Agreement, the Board considered the following factors and reached a conclusion with respect to such factors as follows:

•  The Board considered (a) that the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement in all material respects, including the investment sub-advisory fees payable by ICMI to ABN AMRO, and (b) representations by ABN AMRO that ABN AMRO believes there will be no material changes to the nature, extent, and quality of services currently provided to the Fund, and, based on these considerations, the Board concluded that it was reasonable to take into account the conclusions the Board made when approving the renewal of the Current Sub-Advisory Agreement at its May 2007 Board meeting as part of its considerations to approve the New Sub-Advisory Agreement.

•  The Board considered representations by ABN AMRO that ABN AMRO believes there will be (a) no material changes to the nature, extent, and quality of services currently provided to the Fund, (b) no material changes to ABN AMRO's Rule 38a-1 compliance program with respect to the Fund, (c) no material changes to ABN AMRO's Rule 17j-1 Code of Ethics with respect to the Fund, and (d) no changes to ABN AMRO's portfolio management team for the Fund, and, based on these considerations, the Board concluded that each of these representations provided by ABN AMRO supported the approval of the New Sub-Advisory Agreement.

•  The Board considered (a) the material updates provided by ABN AMRO to the information ABN AMRO provided the Board at its May 2007 Board meeting in connection with the Board's considerations to renew the Current Sub-Advisory Agreement, (b) representations by ABN AMRO indicating that there were no material compliance matters at ABN AMRO since January 1, 2007 and that no material changes were made to ABN AMRO's compliance manual since January 1, 2007, and (c) the lack of alternatives that were available to the Board should they conclude not to approve the New Sub-Advisory Agreement, including the fact that ICMI was not in a position to take over management of the Fund, and, based on these considerations, the Board concluded that each of these pieces of information supported the approval of the New Sub-Advisory Agreement.

Based on the Board's deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not "interested persons" (as defined in the 1940 Act) of the Company, approved the New Sub-Advisory Agreement. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

FUND MANAGEMENT (UNAUDITED)

Name, Year of Birth, Address and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
INDEPENDENT DIRECTORS

Eugene Bay (born 1937) Director	Indefinite, 14 years served	President, Colgate Rochester Crozer Divinity School. Trustee, College of Wooster. Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA.	16	None

James S. Greene (born 1929) Director	Indefinite, 15 years served	Retired.	16	None

Charles E. Mather III (born 1934) Director	Indefinite, 6 years served	Insurance Broker, Mather & Co. since 1960.	16	Director, The Finance Company of Pennsylvania (investment company.)

M. Donald Wright (born 1935) Director	Indefinite, 19 years served	Accountant, Wright Consultants, Wayne, PA (financial planning and consulting)	16	None

INTERESTED DIRECTOR

Robert E. Chappell (born 1944) 600 Dresher Road Horsham, PA 19044 Chairman of the Board	Indefinite, 9 years served	Chairman of the Board and Chief Executive Officer (since January 1997), The Penn Mutual Life Insurance Company.	16	Director, Quaker Chemical Corporation.

OFFICERS

Peter M. Sherman (born 1952) 600 Dresher Road Horsham, PA 19044 President	One year, 7 years served	Chairman and President of Independence Capital Management Inc.; Executive Vice President and Chief Investment Officer (since 1996), Senior Vice President and Chief Investment Officer (from 1996 to 1998), The Penn Mutual Life Insurance Company.	N/A	N/A

Jill Bukata (born 1951) 600 Dresher Road Horsham, PA 19044 Controller	One year, 2 year served	Manager, Variable Products Financial Reporting (since 2005), The Penn Mutual Life Insurance Company. Senior Manager, PFPC Inc. (from 1999 to 2005)	N/A	N/A

Barbara S. Wood (born 1952) Five Radnor Corporate Center Radnor, PA 19087 Chief Compliance Officer	One year, 3 years served	Senior Vice President, Treasurer, and Chief Compliance Officer of Independence Capital Management, Inc. (since 1989); Senior Vice President, Treasurer and Chief Compliance Officer of the Pennsylvania Trust Company (since 1991).	N/A	N/A

Frank Best (born 1945) 600 Dresher Road Horsham, PA 19044 Secretary	One year, 3 years served	Managing Corporate Counsel and Secretary, The Penn Mutual Life Insurance Company (1974 to present).	N/A	N/A

John Heiple (born 1973) 600 Dresher Road Horsham, PA 19044 Assistant Controller	One year, 4 years served	Supervisor, Variable Products Financial Reporting (since 2003), Senior Accountant (from 2000 to 2003), The Penn Mutual Life Insurance Company.	N/A	N/A

Patricia M. Chiarlanza (born 1965) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 6 years served	Assistant Treasurer (since 2001), The Penn Mutual Life Insurance Company.	N/A	N/A

The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund's Directors is available in the Fund's Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

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The funds in this report are available for sale in these Penn Mutual products:

Cornerstone VUL III, and VUL IV

Retirement Planner VA

PennFreedom VA

Enhanced Credit VA

Pennant Select VA

Variable EstateMax II and Variable EstateMax III

©2007 The Penn Mutual Life Insurance Company
and The Penn Insurance & Annuity Company
Philadelphia, PA 19172
www.pennmutual.com

PM0914  12/07

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.  No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$242,000	$232,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant’s financial statements and not reported under the caption “Audit Fees.”  Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)

(1) The registrant’s audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy.  A copy of this policy is filed as an exhibit to this Form N-CSR.

(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation
S-X.

(f)   Not applicable

(g)  The registrant had no aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)  Not applicable

Item 5.  Audit Committee of Listed Registrants

Not applicable

Item 6.  Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable

Item 11.  Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	(1)	Code of Ethics
	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)		Audit and Non-Audit Services Pre-Approval Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	March 10, 2008

/s/ Jill Bukata

By:	Jill Bukata
Controller
Date:	March 10, 2008